Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class B*, Class C & Select Class Shares

November 1, 2014, as supplemented April 28, 2015

JPMorgan Disciplined Equity Fund	JPMorgan Intrepid Growth Fund
Class/Ticker: A/JDEAX; Select/JDESX	Class/Ticker: A/JIGAX; C/JCICX; Select/JPGSX
JPMorgan Diversified Fund	JPMorgan Intrepid Value Fund
Class/Ticker: A/JDVAX; B/JDVBX; C/JDVCX; Select/JDVSX	Class/Ticker: A/JIVAX; C/JIVCX; Select/JPIVX
JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund
Class/Ticker: A/DGAAX; C/DGXCX; Select/JDGSX	Class/Ticker: A/OLGAX; B/OGLGX; C/OLGCX; Select/SEEGX
JPMorgan Equity Focus Fund	JPMorgan Large Cap Value Fund
Class/Ticker: A/JPFAX; C/JPFCX; Select/JPFSX	Class/Ticker: A/OLVAX; B/OLVBX; C/OLVCX; Select/HLQVX
JPMorgan Equity Income Fund	JPMorgan U.S. Dynamic Plus Fund
Class/Ticker: A/OIEIX; B/OGIBX; C/OINCX; Select/HLIEX	Class/Ticker: A/JPSAX; C/JPSCX; Select/JILSX
JPMorgan Equity Index Fund	JPMorgan U.S. Equity Fund
Class/Ticker: A/OGEAX; B/OGEIX; C/OEICX; Select/HLEIX	Class/Ticker: A/JUEAX; B/JUEBX; C/JUECX; Select/JUESX
JPMorgan Growth and Income Fund	JPMorgan U.S. Large Cap Core Plus Fund**
Class/Ticker: A/VGRIX; B/VINBX; C/VGICX; Select/VGIIX	Class/Ticker: A/JLCAX; C/JLPCX; Select/JLPSX
JPMorgan Hedged Equity Fund	JPMorgan U.S. Research Equity Plus Fund
Class/Ticker: A/JHQAX; C/JHQCX; Select/JHEQX	Class/Ticker: A/JEPAX; C/JEPCX; Select/JEPSX
JPMorgan Intrepid America Fund
Class/Ticker: A/JIAAX; C/JIACX; Select/JPIAX

*	Class B Shares are no longer available for new purchases.

**	Closed to new investors.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Disciplined Equity Fund

Class/Ticker: A/JDEAX; Select/JDESX

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.45	0.43
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses[1]	0.20	0.18

Total Annual Fund Operating Expenses	0.95	0.68
Fee Waivers and Expense Reimbursements[2]	(0.10)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.85	0.60

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% and 0.60%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	607	802	1,014	1,621
SELECT CLASS SHARES ($)	61	210	371	839

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity

NOVEMBER 1, 2014	1

JPMorgan Disciplined Equity Fund (continued)

securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	Impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

2	J.P. MORGAN U.S. EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	16.74%
Worst Quarter	4th quarter, 2008	–21.44%

The Fund’s year-to-date total return through 9/30/14 was 9.56%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	33.98%	19.09%	7.76%
Return After Taxes on Distributions	30.70	18.02	7.16
Return After Taxes on Distributions and Sale of Fund Shares	19.93	15.28	6.19
CLASS A SHARES
Return Before Taxes	26.59	17.51	6.89
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

After-tax returns are shown only for the Select Class Shares, and the after-tax return for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2002	Managing Director
Steven G. Lee	2013	Managing Director
Aryeh Glatter	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

NOVEMBER 1, 2014	3

JPMorgan Disciplined Equity Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

Class/Ticker:

A/JDVAX; B/JDVBX; C/JDVCX; Select/JDVSX

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	4.50%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.46	0.49	0.47	0.44
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.21 [1]	0.24 [1]	0.22 [1]	0.19
Acquired Fund Fees and Expenses	0.12	0.12	0.12	0.12

Total Annual Fund Operating Expenses	1.38	1.91	1.89	1.11
Fee Waivers and Expense Reimbursements[2]	(0.12)	(0.14)	(0.12)	(0.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.26	1.77	1.77	1.01

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.14%, 1.65%, 1.65% and 0.89%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2014	5

JPMorgan Diversified Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	573	856	1,160	2,023
CLASS B SHARES ($)	680	886	1,219	2,084
CLASS C SHARES ($)	280	582	1,010	2,202
SELECT CLASS SHARES ($)	103	343	602	1,343

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	573	856	1,160	2,023
CLASS B SHARES ($)	180	586	1,019	2,084
CLASS C SHARES ($)	180	582	1,010	2,202
SELECT CLASS SHARES ($)	103	343	602	1,343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–75% U.S. equity securities, including small–, medium– and large-cap securities
•	25%–50% U.S. and foreign fixed income securities
•	0%–30% foreign equity securities

The Fund invests in separate underlying strategies by investing directly in individual securities or in other J.P. Morgan Funds, across asset classes, including: U.S. equity and developed international equity across market capitalizations, emerging markets equity, domestic and foreign fixed income, high yield fixed income, emerging markets debt, and real estate investment trusts (REITs).

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. The Fund’s bond investments will primarily be rated investment grade by a national rating organization but the Fund may also invest up to 15% of its assets in certain high yield, high risk, non-investment grade securities (also known as junk bonds). This limit will include all investments held directly by the Fund, as well as J.P. Morgan Funds held by the Fund which invest primarily in high yield, non-investment grade securities.

In addition to purchasing securities directly, the Fund may invest up to 30% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively and for cash management. The Fund may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

The adviser establishes the strategic and tactical allocation for the Fund and makes the day-to-day decisions concerning strategies and overall construction of the Fund. As attractive investments arise across asset classes and strategies, the adviser attempts to capture these opportunities by allocating the Fund’s assets among strategies and asset classes within pre-defined ranges.

Investment decisions within strategies and asset classes are implemented either by the portfolio managers of the Fund’s underlying strategies who select individual securities for the Fund or with the Fund’s purchase of other J.P. Morgan Funds.

The frequency with which the Fund buys and sells underlying investments will vary from year to year, depending on, but not limited to: market conditions, performance of the underlying investments, and changes in the adviser’s investment views.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The Fund is exposed to the risks summarized below through both its direct investments and its investments in underlying funds.

6	J.P. MORGAN U.S. EQUITY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments is has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Investments in Mutual Funds Risk. To the extent the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by those underlying funds. Because the adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. The Fund may invest in variable and floating rate Loans and other debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate Loans and securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices

NOVEMBER 1, 2014	7

JPMorgan Diversified Fund (continued)

for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Credit Risk. Some of the Fund’s investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities Risk. Some of the Fund’s investments are in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed (known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivative Risk. Derivatives, including futures and foreign currency exchange contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Diversified Composite Benchmark, a customized benchmark, the Morgan Stanley Capital International (MSCI) World Index (net of foreign withholding taxes), a broad-based securities market index, and the Lipper Mixed-Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The Diversified Composite Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of MSCI World (60%) and Barclays U.S. Aggregate (40%) indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

8	J.P. MORGAN U.S. EQUITY FUNDS

Best Quarter	2nd quarter, 2009	13.95%
Worst Quarter	4th quarter, 2008	–13.88%

The Fund’s year-to-date total return through 9/30/14 was 3.91%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	17.75%	14.19%	7.09%
Return After Taxes on Distributions	15.47	13.10	6.04
Return After Taxes on Distributions and Sale of Fund Shares	10.74	11.12	5.50
CLASS A SHARES
Return Before Taxes	12.16	12.82	6.32
CLASS B SHARES
Return Before Taxes	11.86	13.06	6.35
CLASS C SHARES
Return Before Taxes	15.86	13.30	6.24
DIVERSIFIED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	14.46	11.08	6.34
MSCI WORLD INDEX
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	26.68	15.02	6.98
LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	20.33	14.09	6.76

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Schoenhaut	2009	Managing Director
Nicole Goldberger	2011	Executive Director
John R. Speer	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	9

JPMorgan Dynamic Growth Fund

Class/Ticker: A/DGAAX; C/DGXCX; Select/JDGSX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.55	0.50	0.44
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.30 [1]	0.25 [1]	0.19
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.41	1.86	1.05
Fee Waivers and Expense Reimbursements[2]	(0.21)	(0.16)	(0.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.20	1.70	0.95

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.19%, 1.69% and 0.94%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

10	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	641	928	1,237	2,110
CLASS C SHARES ($)	273	569	991	2,167
SELECT CLASS SHARES ($)	97	324	570	1,274

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	641	928	1,237	2,110
CLASS C SHARES ($)	173	569	991	2,167
SELECT CLASS SHARES ($)	97	324	570	1,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests in a focused portfolio of equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund is non-diversified.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may also trade at higher multiples of current earnings, compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage,

NOVEMBER 1, 2014	11

JPMorgan Dynamic Growth Fund (continued)

which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Subsequent to the inception of the Fund on 11/30/07 until 8/6/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	21.56%
Worst Quarter	4th quarter, 2008	–24.70%

The Fund’s year-to-date total return through 9/30/14 was 0.81%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/07)
SELECT CLASS SHARES
Return Before Taxes	45.52%	22.92%	8.44%
Return After Taxes on Distributions	45.52	22.92	8.44
Return After Taxes on Distributions and Sale of Fund Shares	25.77	18.90	6.72
CLASS A SHARES
Return Before Taxes	37.60	21.30	7.22
CLASS C SHARES
Return Before Taxes	43.43	22.01	7.63
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.48
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	19.43	6.00

12	J.P. MORGAN U.S. EQUITY FUNDS

After-tax returns are shown only for Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Greg Luttrell	2007	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an accounts	$50
For Select Class Shares
To establish as account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-200-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	13

JPMorgan Equity Focus Fund

Class/Ticker: A/JPFAX; C/JPFCX; Select/JPFSX

What is the goal of the Fund?

The Fund seeks long term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.28	1.45	0.86
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.03 [1]	1.20 [1]	0.61
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.19	2.86	1.52
Fee Waivers and Expense Reimbursements[2]	(0.93)	(1.10)	(0.51)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.26	1.76	1.01

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	1,089	1,557	2,847
CLASS C SHARES ($)	279	782	1,411	3,106
SELECT CLASS SHARES ($)	103	430	781	1,769

14	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	1,089	1,557	2,847
CLASS C SHARES ($)	179	782	1,411	3,106
SELECT CLASS SHARES ($)	103	430	781	1,769

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is a non-diversified equity portfolio which is normally managed as a core portfolio, but which has the ability to proactively invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. The Fund invests in a limited number of U.S. equity securities, generally not more than 40. In choosing securities, the Fund seeks to invest in companies with one or more of the following characteristics:

•	A durable franchise

•	A sustainable competitive position relative to its peers

•	A market leader

•	A strong management team focused on increasing shareholder value

•	A strong balance sheet.

The size of the allocation of the Fund to growth and value securities will vary based on market conditions, and the convictions of the adviser each ranging from 35% to 65% of the equity investments in the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund typically invests in equity securities with market capitalizations of $1 billion or more. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs), but it may also invest up to 20% of its total assets in common stocks of foreign companies, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

If the Fund’s portfolio managers cannot find attractive investments, the Fund may invest up to 20% of its total assets in cash and cash equivalents until appropriate investments are identified.

Investment Process: In managing the Fund, the portfolio managers employ a process that combines research, valuation and stock selection.

In selecting growth stocks, the adviser focuses on companies whose revenue growth potential is underappreciated by investors, specifically looking for companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. These companies have one or more of the following characteristics:

•	A favorable supply/demand imbalance for the company’s product or service

•	Underappreciated growth opportunities

•	Differentiated business model

•	Ability to gain market share

•	Growth opportunities in emerging industries or those that emerge from industry changes

In selecting value stocks, the adviser seeks to invest in companies which have durable franchises and which appear to be undervalued and have the ability to grow intrinsic value per share. Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand.

The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be attractively valued. Investments may also be sold if a portfolio manager identifies a stock that he believes offers a better investment opportunity or to reallocate the Fund’s assets between growth and value securities.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

NOVEMBER 1, 2014	15

JPMorgan Equity Focus Fund (continued)

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Non-Diversified Fund Risk. The Fund is non-diversified and typically invests in no more than 40 securities. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a Fund which invests in more securities.

Strategy Risk. Although the Fund is normally managed as a core portfolio, it may invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser.

If the Fund invests more heavily in growth securities, it will be more subject to risks related to growth investing. Specifically, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

If the Fund invests more heavily in value securities, it will be more subject to risks related to value investing. Specifically, a value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Smaller Cap Company Risk. Investments in companies with capitalizations as low as $1 billion may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit- worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Growth Funds Index and the Lipper Large-Cap Core Funds Index, indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in

16	J.P. MORGAN U.S. EQUITY FUNDS

the indexes. Subsequent to the inception of the Fund on 7/29/11 until 8/1/13, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	18.58%
Worst Quarter	2nd quarter, 2012	–5.10%

The Fund’s year-to-date total return through 9/30/14 was 6.25%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Life of Fund (since 7/29/11)
SELECT CLASS SHARES
Return Before Taxes	39.81%	19.90%
Return After Taxes on Distributions	39.09	19.60
Return After Taxes on Distributions and Sale of Fund Shares	23.02	15.56
CLASS A SHARES
Return Before Taxes	32.09	16.97
CLASS C SHARES
Return Before Taxes	37.76	19.00
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	18.59
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	16.82
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.40

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2011	Managing Director
Greg Luttrell	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	17

JPMorgan Equity Income Fund

Class/Ticker:

A/OIEIX; B/OGIBX; C/OINCX; Select/HLIEX

What is the goal of the Fund?

The Fund seeks capital appreciation and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.44	0.46	0.42	0.39
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.19	0.21	0.17	0.14

Total Annual Fund Operating Expenses	1.09	1.61	1.57	0.79
Fee Waivers and Expense Reimbursements[2]	(0.05)	(0.07)	(0.03)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.04	1.54	1.54	0.79
1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.04%, 1.54%, 1.54% and 0.79%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	625	849	1,090	1,780
CLASS B SHARES ($)	657	801	1,069	1,766
CLASS C SHARES ($)	257	493	852	1,865
SELECT CLASS SHARES ($)	81	252	439	978

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	625	849	1,090	1,780
CLASS B SHARES ($)	157	501	869	1,766
CLASS C SHARES ($)	157	493	852	1,865
SELECT CLASS SHARES ($)	81	252	439	978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s

18	J.P. MORGAN U.S. EQUITY FUNDS

performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund employs a fundamental bottom- up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Smaller Cap Company Risk. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate

NOVEMBER 1, 2014	19

JPMorgan Equity Income Fund (continued)

interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Russell 1000® Value Index and the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	13.10%
Worst Quarter	4th quarter, 2008	–17.96%

The Fund’s year-to-date total return through 9/30/14 was 6.86%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	31.60%	17.55%	8.67%
Return After Taxes on Distributions	30.45	16.94	7.04
Return After Taxes on Distributions and Sale of Fund Shares	18.72	14.26	7.07
CLASS A SHARES
Return Before Taxes	24.37	15.97	7.77
CLASS B SHARES
Return Before Taxes	25.66	16.43	7.88
CLASS C SHARES
Return Before Taxes	29.63	16.64	7.78
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	28.70	16.23	7.17

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

20	J.P. MORGAN U.S. EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Clare Hart	2004	Managing Director
Jonathan K.L. Simon	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	21

JPMorgan Equity Index Fund

Class/Ticker: A/OGEAX; B/OGEIX; C/OEICX; Select/HLEIX

What is the goal of the Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.41	0.46	0.42	0.40
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.16	0.21 [1]	0.17 [1]	0.15 [1]

Total Annual Fund Operating Expenses	0.91	1.46	1.42	0.65
Fee Waivers and Expense Reimbursements[2]	(0.46)	(0.26)	(0.22)	(0.45)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.45	1.20	1.20	0.20

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45%, 1.20%, 1.20% and 0.20%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

22	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	756	960	1,546
CLASS B SHARES ($)	622	736	973	1,575
CLASS C SHARES ($)	222	428	755	1,683
SELECT CLASS SHARES ($)	20	163	318	768

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	756	960	1,546
CLASS B SHARES ($)	122	436	773	1,575
CLASS C SHARES ($)	122	428	755	1,683
SELECT CLASS SHARES ($)	20	163	318	768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Index Investing Risk. The Fund is not actively managed and is designed to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

NOVEMBER 1, 2014	23

JPMorgan Equity Index Fund (continued)

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the performance to the S&P 500 Index (including the aggregate price and dividend performance) and the Lipper S&P 500 Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	15.90%
Worst Quarter	4th quarter, 2008	–21.92%

The Fund’s year-to-date total return through 9/30/14 was 8.11%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	32.10%	17.75%	7.21%
Return After Taxes on Distributions	29.74	17.03	6.73
Return After Taxes on Distributions and Sale of Fund Shares	19.92	14.42	5.85
CLASS A SHARES
Return Before Taxes	24.85	16.19	6.37
CLASS B SHARES
Return Before Taxes	25.76	16.36	6.30
CLASS C SHARES
Return Before Taxes	29.78	16.58	6.15
S&P 500 INDEX	32.39	17.94	7.41
(Reflects No Deduction for Fees, Expenses or Taxes)
LIPPER S&P 500 FUNDS INDEX	32.05	17.67	7.16
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

24	J.P. MORGAN U.S. EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas W. D’Eramo	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	25

JPMorgan Growth and Income Fund

Class/Ticker:
A/VGRIX; B/VINBX; C/VGICX; Select/VGIIX

What is the goal of the Fund?

The Fund seeks to provide capital growth over the long-term and to earn income from dividends.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Select
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.49	0.51	0.52	0.51
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.24	0.26	0.27	0.26

Total Annual Fund Operating Expenses	1.14	1.66	1.67	0.91
Fee Waivers and Expense Reimbursements[2]	NONE	NONE	NONE	(0.01)

Total Annual Fund operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.14	1.66	1.67	0.90

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.30%, 1.80%, 1.80% and 0.90%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

26	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	635	868	1,120	1,838
CLASS B SHARES ($)	669	823	1,102	1,827
CLASS C SHARES ($)	270	526	907	1,976
SELECT CLASS SHARES ($)	92	289	503	1,119

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	635	868	1,120	1,838
CLASS B SHARES ($)	169	523	902	1,827
CLASS C SHARES ($)	170	526	907	1,976
SELECT CLASS SHARES ($)	92	289	503	1,119

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the Russell 1000 Value Index.

While common stocks are the Fund’s primary investment, the Fund may also invest significantly in real estate investment trusts (REITs) and depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser will emphasize companies which it believes are leaders within their sectors. The Fund will also emphasize companies it believes have attractive valuations and low price-to-cash flows ratios. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be

NOVEMBER 1, 2014	27

JPMorgan Growth and Income Fund (continued)

more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. To the extent that the Fund invests in depositary receipts, such investments are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000 Value Index and the S&P 500/Citigroup Value Index. It also compares that performance to the Lipper Large-Cap Core Funds Index and Lipper Large-Cap Value Funds Index, both of which are indexes based on the total returns of certain large cap mutual funds as determined by Lipper. Unlike the other indexes, the Lipper indexes include the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Best Quarter	3rd quarter, 2009	15.74%
Worst Quarter	4th quarter, 2008	–22.43%

The Fund’s year-to-date total return through 9/30/14 was 7.75%.

28	J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	26.93%	16.39%	6.55%
Return After Taxes on Distributions	26.58	16.13	5.99
Return After Taxes on Distributions and Sale of Fund Shares	15.48	13.27	5.31
CLASS B SHARES
Return Before Taxes	28.29	16.86	6.69
CLASS C SHARES
Return Before Taxes	32.32	17.08	6.59
SELECT CLASS SHARES
Return Before Taxes	34.26	18.01	7.46
RUSSELL 1000 VALUE INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
S&P 500/CITIGROUP VALUE INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	31.99	16.61	7.05
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	33.24	16.36	6.84

1	Effective 11/1/14, the Fund’s benchmark changed from the S&P 500/Citigroup Value Index to the Russell 1000 Value Index because the adviser believes the Russell 1000 Value Index is more representative of benchmarks for large cap value funds.

After-tax returns are shown only for the Class A Shares, and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2002	Managing Director
Clare Hart	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	29

JPMorgan Hedged Equity Fund

Class/Ticker: A/JHQAX; C/JHQCX; Select/JHEQX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	16.15	9.04	9.66
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	15.90	8.79	9.41

Total Annual Fund Operating Expenses	16.65	10.04	9.91
Fee Waivers and Expense Reimbursements[1]	(15.80)	(8.69)	(9.31)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.85	1.35	0.60

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.85%, 1.35% and 0.60%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	607	3,522	5,797	9,533
CLASS C SHARES ($)	237	2,115	3,899	7,628
SELECT CLASS SHARES ($)	61	2,030	3,810	7,550

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	607	3,522	5,797	9,533
CLASS C SHARES ($)	137	2,115	3,899	7,628
SELECT CLASS SHARES ($)	61	2,030	3,810	7,550

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolios turnover rate was 36% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

30	J.P. MORGAN U.S. EQUITY FUNDS

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 500 Index, its primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalization of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. Because each stock’s weighting in the Fund is controlled relative to that stock’s weight in the S&P 500 Index, the Fund’s weighted average market capitalization will be close to that of the S&P 500 Index.

The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, which is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection, however, is limited as compared to just owning a put option. Writing index call options is intended to provide income which substantially offsets the cost of the put option spread, but it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs.

In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.

NOVEMBER 1, 2014	31

JPMorgan Hedged Equity Fund (continued)

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Strategy Risk. The Fund’s combination of a diversified equity portfolio, with the Put/Spread Collar options overlay strategy is designed to provide greater market protection than other equity investments, but may not always do so, particularly in rising equity markets when the Fund is expected to underperform traditional equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets.

Options Risk. Options can be used to acquire or transfer the risk and returns of a security or other asset without buying or selling the security or asset. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including options and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility or increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

32	J.P. MORGAN U.S. EQUITY FUNDS

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or anyother government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 13, 2013 and, therefore, has limited reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2013	Managing Director
Raffaele Zingone	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	33

JPMorgan Intrepid America Fund

Class/Ticker: A/JIAAX; C/JIACX; Select/JPIAX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.48	0.44	0.35
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.23	0.19	0.10
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.14	1.60	0.76
Fee Waivers and Expense Reimbursements[2]	(0.09)	(0.05)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.05	1.55	0.76

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent the Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.04%, 1.54% and 0.80%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/5/15 at which time the Service Providers will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 11/4/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	626	860	1,111	1,831
CLASS C SHARES ($)	258	500	866	1,896
SELECT CLASS SHARES ($)	78	243	422	942

34	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	626	860	1,111	1,831
CLASS C SHARES ($)	158	500	866	1,896
SELECT CLASS SHARES ($)	78	243	422	942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the S&P 500 Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment.

NOVEMBER 1, 2014	35

JPMorgan Intrepid America Fund (continued)

Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the S&P 500 Index, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class A and Class C Shares in the table is based on the performance of the Select Class Shares prior to their inception. The actual returns of the Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	17.87%
Worst Quarter	4th quarter, 2008	–22.19%

The Fund’s year-to-date total return through 9/30/14 was 9.72%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	34.54%	18.39%	7.71%
Return After Taxes on Distributions	34.24	18.14	7.39
Return After Taxes on Distributions and Sale of Fund Shares	19.79	15.01	6.29
CLASS A SHARES
Return Before Taxes	27.13	16.83	6.90
CLASS C SHARES
Return Before Taxes	32.54	17.52	7.00
S&P 500 INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
RUSSELL 1000® INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	33.11	18.59	7.78
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

1	Effective 11/1/14, the Fund’s benchmark changed from the Russell 1000 Index to the S&P 500 Index because the adviser believes the S&P 500 Index is more representative of benchmarks for large cap funds.

36	J.P. MORGAN U.S. EQUITY FUNDS

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	37

JPMorgan Intrepid Growth Fund

Class/Ticker: A/JIGAX; C/JCICX; Select/JPGSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.45	0.37
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.19	0.20	0.12
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.20	1.71	0.88
Fee Waivers and Expense Reimbursements[2]	(0.26)	(0.28)	(0.19)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.94	1.43	0.69

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.93%, 1.42% and 0.68%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	616	862	1,126	1,881
CLASS C SHARES ($)	246	512	902	1,996
SELECT CLASS SHARES ($)	70	262	469	1,067

38	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	616	862	1,126	1,881
CLASS C SHARES ($)	146	512	902	1,996
SELECT CLASS SHARES ($)	70	262	469	1,067

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Russell 1000 Growth Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Company Risk. Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

NOVEMBER 1, 2014	39

JPMorgan Intrepid Growth Fund (continued)

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by

Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class A and Class C Shares in the table is based on the performance of the Select Class Shares prior to their inception. The actual returns of the Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	15.81%
Worst Quarter	4th quarter, 2008	–22.16%

The Fund’s year-to-date total return through 9/30/14 was 10.34%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	34.30%	19.61%	8.07%
Return After Taxes on Distributions	34.07	19.45	7.59
Return After Taxes on Distributions and Sale of Fund Shares	19.59	16.05	6.42
CLASS A SHARES
Return Before Taxes	26.92	18.02	7.25
CLASS C SHARES
Return Before Taxes	32.27	18.70	7.35
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.83
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	19.43	7.08

40	J.P. MORGAN U.S. EQUITY FUNDS

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	41

JPMorgan Intrepid Value Fund

Class/Ticker: A/JIVAX; C/JIVCX; Select/JPIVX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.46	0.47
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.19	0.21	0.22
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.10	1.62	0.88
Fee Waivers and Expense Reimbursements[3]	(0.26)	(0.28)	(0.19)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	0.84	1.34	0.69

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” have been adjusted to remove the expense impact of a business development company (a “BDC”) held during the prior fiscal year. The Fund will not own BDCs during the current fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83%, 1.33% and 0.68%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers have determined not to renew it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

42	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	606	832	1,076	1,773
CLASS C SHARES ($)	236	484	855	1,898
SELECT CLASS SHARES ($)	70	262	469	1,067

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	606	832	1,076	1,773
CLASS C SHARES ($)	136	484	855	1,898
SELECT CLASS SHARES ($)	70	262	469	1,067

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Russell 1000 Value Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

NOVEMBER 1, 2014	43

JPMorgan Intrepid Value Fund (continued)

Mid Cap Company Risk. Because the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class A and Class C Shares in the table is based on the performance of the Select Class Shares prior to their inception. The actual returns of the Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	18.43%
Worst Quarter	4th quarter, 2008	–22.75%

44	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s year-to-date total return through 9/30/14 was 8.61%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	35.42%	17.42%	8.48%
Return After Taxes on Distributions	34.98	17.10	8.00
Return After Taxes on Distributions and Sale of Fund Shares	20.34	14.15	6.88
CLASS A SHARES
Return Before Taxes	28.14	15.96	7.70
CLASS C SHARES
Return Before Taxes	33.53	16.62	7.80
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	33.24	16.36	6.84

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	45

JPMorgan Large Cap Growth Fund

Class/Ticker:

A/OLGAX; B/OGLGX; C/OLGCX; Select/SEEGX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.46	0.44	0.44	0.41
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.21 [1]	0.19 [1]	0.19	0.16 [1]

Total Annual Fund Operating Expenses	1.21	1.69	1.69	0.91
Fee Waivers and Expense Reimbursements[2]	(0.16)	(0.14)	(0.14)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.05	1.55	1.55	0.90
1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05%, 1.55%, 1.55% and 0.90%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	626	874	1,141	1,901
CLASS B SHARES ($)	658	819	1,105	1,859
CLASS C SHARES ($)	258	519	905	1,986
SELECT CLASS SHARES ($)	92	289	503	1,119

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	626	874	1,141	1,901
CLASS B SHARES ($)	158	519	905	1,859
CLASS C SHARES ($)	158	519	905	1,986
SELECT CLASS SHARES ($)	92	289	503	1,119

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the

46	J.P. MORGAN U.S. EQUITY FUNDS

Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the last reconstitution of the Russell 1000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $560 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

NOVEMBER 1, 2014	47

JPMorgan Large Cap Growth Fund (continued)

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2010	17.35%
Worst Quarter	4th quarter, 2008	–21.53%

The Fund’s year-to-date total return through 9/30/14 was 5.85%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	32.69%	20.40%	8.48%
Return After Taxes on Distributions	32.69	20.38	8.46
Return After Taxes on Distributions and Sale of Fund Shares	18.50	16.72	6.94
CLASS A SHARES
Return Before Taxes	25.56	18.87	7.65
CLASS B SHARES
Return Before Taxes	26.83	19.34	7.73
CLASS C SHARES
Return Before Taxes	30.80	19.52	7.63
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.83
LIPPER LARGE-CAP GROWTH FUNDS INDEX	35.41	19.43	7.08
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Giri Devulapally	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

48	J.P. MORGAN U.S. EQUITY FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	49

JPMorgan Large Cap Value Fund

Class/Ticker:

A/OLVAX; B/OLVBX; C/OLVCX; Select/HLQVX

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.43	0.49	0.46	0.38
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.18	0.24	0.21	0.13

Total Annual Fund Operating Expenses	1.08	1.64	1.61	0.78
Fee Waivers and Expense Reimbursements[2]	(0.15)	(0.19)	(0.16)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements[2]	0.93	1.45	1.45	0.78

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.93%, 1.45%, 1.45% and 0.80%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	615	836	1,075	1,760
CLASS B SHARES ($)	648	799	1,074	1,778
CLASS C SHARES ($)	248	492	861	1,898
SELECT CLASS SHARES ($)	80	249	433	966

50	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	615	836	1,075	1,760
CLASS B SHARES ($)	148	499	874	1,778
CLASS C SHARES ($)	148	492	861	1,898
SELECT CLASS SHARES ($)	80	249	433	966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the last reconstitution of the Russell 1000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $432 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual

NOVEMBER 1, 2014	51

JPMorgan Large Cap Value Fund (continued)

obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	21.51%
Worst Quarter	4th quarter, 2008	–20.54%

The Fund’s year-to-date total return through 9/30/14 was 7.66%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	35.86%	17.57%	6.92%
Return After Taxes on Distributions	34.33	17.09	5.76
Return After Taxes on Distributions and Sale of Fund Shares	21.34	14.25	5.48
CLASS A SHARES
Return Before Taxes	28.58	16.10	6.12
CLASS B SHARES
Return Before Taxes	30.03	16.56	6.22
CLASS C SHARES
Return Before Taxes	33.92	16.79	6.11
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	33.24	16.36	6.84

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

52	J.P. MORGAN U.S. EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	53

JPMorgan U.S. Dynamic Plus Fund

Class/Ticker: A/JPSAX; C/JPSCX; Select/JILSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.19	1.13	1.03
Dividend Expenses on Short Sales	0.58	0.58	0.58
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.36	0.30	0.20
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.45	2.89	2.04
Fee Waivers and Expense Reimbursements[2]	(0.56)	(0.50)	(0.40)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.89	2.39	1.64

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 1.80% and 1.05%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	707	1,198	1,714	3,125
CLASS C SHARES ($)	342	848	1,479	3,178
SELECT CLASS SHARES ($)	167	601	1,061	2,337

54	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	707	1,198	1,714	3,125
CLASS C SHARES ($)	242	848	1,479	3,178
SELECT CLASS SHARES ($)	167	601	1,061	2,337

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 109% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions with respect to equity securities of U.S. companies. These equity securities will primarily be common stocks and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value, momentum or quality characteristics. In general, stocks are purchased when they are among the top ranked within their sector and are sold if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available. The adviser considers selling short or initiating underweight positions in the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

NOVEMBER 1, 2014	55

JPMorgan U.S. Dynamic Plus Fund (continued)

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past seven calendar years. The table shows the average annual total returns for the past one year, five years and the life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Alternative Active Extension Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

56	J.P. MORGAN U.S. EQUITY FUNDS

Best Quarter	3rd quarter, 2009	18.11%
Worst Quarter	4th quarter, 2008	–21.26%

The Fund’s year-to-date total return through 9/30/14 was 9.16%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 1/31/06)
SELECT CLASS SHARES
Return Before Taxes	34.15%	16.57%	5.15%
Return After Taxes on Distributions	32.02	15.10	4.30
Return After Taxes on Distributions and Sale of Fund Shares	20.97	13.11	3.90
CLASS A SHARES
Return Before Taxes	26.73	15.06	4.18
CLASS C SHARES
Return Before Taxes	32.14	15.71	4.37
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.02
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	16.86	7.28

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Shudong Huang	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	57

JPMorgan U.S. Equity Fund

Class/Ticker:

A/JUEAX; B/JUEBX; C/JUECX; Select/JUESX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.44	0.43	0.42	0.38
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.19	0.18	0.17	0.13

Total Annual Fund Operating Expenses	1.09	1.58	1.57	0.78
Fee Waivers and Expense Reimbursements[2]	(0.15)	(0.14)	(0.13)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.94	1.44	1.44	0.76

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.94%, 1.44%, 1.44% and 0.76%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

58	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	616	839	1,081	1,771
CLASS B SHARES ($)	647	785	1,047	1,735
CLASS C SHARES ($)	247	483	843	1,856
SELECT CLASS SHARES ($)	78	247	431	964

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	616	839	1,081	1,771
CLASS B SHARES ($)	147	485	847	1,735
CLASS C SHARES ($)	147	483	843	1,856
SELECT CLASS SHARES ($)	78	247	431	964

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

NOVEMBER 1, 2014	59

JPMorgan U.S. Equity Fund (continued)

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.44%
Worst Quarter	4th quarter, 2008	–20.57%

The Fund’s year-to-date total return through 9/30/14 was 7.89%.

60	J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	35.82%	18.91%	8.59%
Return After Taxes on Distributions	32.73	18.09	7.53
Return After Taxes on Distributions and Sale of Fund Shares	21.48	15.30	6.82
CLASS A SHARES
Return Before Taxes	28.47	17.44	7.75
CLASS B SHARES
Return Before Taxes	29.86	17.88	7.87
CLASS C SHARES
Return Before Taxes	33.94	18.09	7.76
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director
Scott Davis	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	61

JPMorgan U.S. Large Cap Core Plus Fund

Class/Ticker: A/JLCAX; C/JLPCX; Select/JLPSX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.26	1.25	1.22
Dividend Expenses on Short Sales	0.85	0.85	0.85
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.16	0.15	0.12
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.52	3.01	2.23
Fee Waivers and Expense Reimbursements[2]	(0.36)	(0.35)	(0.32)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.16	2.66	1.91

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 1.80% and 1.05%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	733	1,236	1,765	3,205
CLASS C SHARES ($)	369	898	1,551	3,303
SELECT CLASS SHARES ($)	194	667	1,166	2,540

62	J.P. MORGAN U.S. EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	733	1,236	1,765	3,205
CLASS C SHARES ($)	269	898	1,551	3,303
SELECT CLASS SHARES ($)	194	667	1,166	2,540

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 122% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities. As of the reconstitution of the Russell 1000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $545 billion. As of the reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The

Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

NOVEMBER 1, 2014	63

JPMorgan U.S. Large Cap Core Plus Fund (continued)

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and the life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Alternative Active Extension Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.90%
Worst Quarter	4th quarter, 2008	–20.28%

The Fund’s year-to-date total return through 9/30/14 was 8.47%.

64	J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/1/05)
SELECT CLASS SHARES
Return Before Taxes	36.88%	19.31%	10.75%
Return After Taxes on Distributions	34.14	18.58	10.13
Return After Taxes on Distributions and Sale of Fund Shares	22.96	15.79	8.73
CLASS A SHARES
Return Before Taxes	29.36	17.74	9.74
CLASS C SHARES
Return Before Taxes	34.80	18.41	9.92
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.63
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	16.86	N/A

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans, fee-based advisory programs, college savings plans and J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” of the prospectus.

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2014	65

JPMorgan U.S. Research Equity Plus Fund

Class/Ticker: A/JEPAX; C/JEPCX; Select/JEPSX

What is the goal of the Fund?

The Fund seeks to provide total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 96 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.61	2.58	2.57
Dividend Expenses on Short Sales	1.03	1.03	1.03
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.33 [1]	1.30 [1]	1.29

Total Annual Fund Operating Expenses	3.86	4.33	3.57
Fee Waivers and Expense Reimbursements[2]	(1.58)	(1.55)	(1.54)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.28	2.78	2.03
1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	744	1,504	2,281	4,304
CLASS C SHARES ($)	381	1,172	2,075	4,387
SELECT CLASS SHARES ($)	206	952	1,719	3,735

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	744	1,504	2,281	4,304
CLASS C SHARES ($)	281	1,172	2,075	4,387
SELECT CLASS SHARES ($)	206	952	1,719	3,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 101% of the average value of its portfolio.

66	J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will invest in equity securities of large capitalization, U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large capitalization companies are companies with market capitalizations of at least $4 billion at the time of purchase. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The adviser also generally is sector neutral relative to the S&P 500 Index and emphasizes stock selection as the primary means of generating returns.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high potential reward compared to potential risk and

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater

NOVEMBER 1, 2014	67

JPMorgan U.S. Research Equity Plus Fund (continued)

reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past three calender years. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the S&P 500® Index and the Lipper Alternative Active Extension Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

68	J.P. MORGAN U.S. EQUITY FUNDS

Best Quarter	1st quarter, 2012	14.81%
Worst Quarter	3rd quarter, 2011	-15.52%

The Fund’s year-to-date total return through 9/30/14 was 9.31%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Life of Fund (since 4/1/10)
SELECT CLASS SHARES
Return Before Taxes	33.42%	14.12%
Return After Taxes on Distributions	31.15	13.36
Return After Taxes on Distributions and Sale of Fund Shares	20.65	11.17
CLASS A SHARES
Return Before Taxes	26.16	12.21
CLASS C SHARES
Return Before Taxes	31.43	13.27
S&P 500® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	15.42
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	14.46

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Aryeh Glatter	2014	Executive Director
Raffaele Zingone	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Except for the Diversified Fund, each Fund will invest primarily in equity securities as described below. The Diversified Fund will invest at least 50% of its assets in equity securities. Each Fund invests in common stock as a main strategy. Although not a main strategy, a Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	equity securities purchased in initial public offerings.

The investment strategies for a Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

•

derivatives, including futures, options and swaps. In connection with its main investment strategies, a Fund may use futures to more effectively gain targeted equity exposure from its cash position. Each Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.

These investments may be part of a Fund’s main investment strategies. If the investment is part of the main investment strategies for a particular Fund, it is summarized below.

Although not main strategies, the Funds may also utilize the following, which may be equity securities:

•	other investment companies (for Diversified Fund, this is a main strategy as described below)

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds
•	securities lending (except for Diversified Fund, Dynamic Growth Fund, Equity Focus Fund, Hedged Equity Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund).

The Funds will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policies as described below.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for Equity Income Fund, Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Disciplined Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth

70	J.P. MORGAN U.S. EQUITY FUNDS

potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	Impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Diversified Fund

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–75% U.S. equity securities, including small–, medium– and large-cap securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

The Fund invests in separate underlying strategies by investing directly in individual securities or in other J.P. Morgan Funds, across asset classes, including: U.S. equity and developed international equity across market capitalizations, emerging markets equity, domestic and foreign fixed income, high yield fixed income, emerging markets debt, and real estate investment trusts (REITs).

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest up to 15% of its assets in high yield, non-investment grade securities. Non-investment grade securities are sometimes called junk bonds. This limit will include all investments held directly by the Fund, as well as J.P. Morgan Funds held by the Fund which invest primarily in high yield, non-investment grade securities. The remainder of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may invest up to 30% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate. The investments in the J.P. Morgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively and for cash management. The Fund may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies. The Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the use of derivatives for cash management or other investment management purposes could be significant.

The adviser establishes the strategic and tactical allocation for the Fund and makes the day-to-day decisions concerning strategies and overall construction of the Fund. As attractive investments arise across asset classes and strategies, the adviser attempts to capture these opportunities by allocating the Fund’s assets among strategies and asset classes within pre-defined ranges.

NOVEMBER 1, 2014	71

More About the Funds (continued)

Investment decisions within strategies and asset classes are implemented either by the portfolio managers of the Fund’s underlying strategies who select individual securities for the Fund or with the Fund’s purchase of other J.P. Morgan Funds.

The frequency with which the Fund buys and sells underlying investments will vary from year to year, depending on, but not limited to: market conditions, performance of the underlying investments, and changes in the adviser’s investment views.

Expenses of Acquired Funds. The percentage of the Diversified Fund’s assets that will be allocated to other J.P. Morgan Funds may be changed from time to time by the Fund’s adviser. To the extent that the allocations among the underlying J.P. Morgan Funds are changed, or to the extent that the expense ratios of the underlying funds change, the Acquired Fund Fees and Expenses reflected in the Fund’s “Annual Fund Operating Expenses” table may increase or decrease.

The Diversified Fund invests in other J.P. Morgan Funds (other than money market funds) as described above. For the year ended June 30, 2014, the cost of investing in other J.P. Morgan Funds was 0.12% of the Fund’s average daily net assets. The Fund’s adviser and distributor have voluntarily agreed to waive the Fund’s fees in the pro rata amount of the advisory and shareholder service fees charged by the underlying J.P. Morgan Funds, which was 0.10% for the year ended June 30, 2014. Therefore, the increase in “Total Annual Fund Operating Expenses” after considering the effect of the increased “Acquired Fund Fees and Expenses” was 0.12% and the increase in Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements after considering the effect of the increased “Acquired Fund Fees and Expenses” and any corresponding fee waivers was 0.02% for the year ended June 30, 2014. “Acquired Fund Fees and Expenses” and the amount of the voluntary waiver will vary with changes in the expenses of the underlying J.P. Morgan Funds, as well as the allocation of the Fund’s assets; as a result, the waiver may be higher or lower than 0.10% going forward.

Dynamic Growth Fund

Under normal circumstances, the Fund invests in a focused portfolio of equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund is non-diversified.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Equity Focus Fund

The Fund is a non-diversified equity portfolio which is normally managed as a core portfolio, but which has the ability to proactively invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. The Fund invests in a limited number of U.S. equity securities, generally not more than 40. In choosing securities, the Fund seeks to invest in companies with one or more of the following characteristics:

•	A durable franchise

•	A sustainable competitive position relative to its peers

•	A market leader

•	A strong management team focused on increasing shareholder value

•	A strong balance sheet.

The size of the allocation of the Fund to growth and value securities will vary based on market conditions, and the convictions of the adviser each ranging from 35% to 65% of the equity investments in the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund typically invests in equity securities with market capitalizations of $1 billion or more. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs), but it may also invest up to 20% of its total assets in common stocks of foreign companies, including depositary receipts.

72	J.P. MORGAN U.S. EQUITY FUNDS

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

If the Fund’s portfolio managers cannot find attractive investments, the Fund may invest up to 20% of its total assets in cash and cash equivalents until appropriate investments are identified.

Investment Process: In managing the Fund, the portfolio managers employ a process that combines research, valuation and stock selection.

In selecting growth stocks, the adviser focuses on companies whose revenue growth potential is underappreciated by investors, specifically looking for companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. These companies have one or more of the following characteristics:

•	A favorable supply/demand imbalance for the company’s product or service

•	Underappreciated growth opportunities

•	Differentiated business model

•	Ability to gain market share

•	Growth opportunities in emerging industries or those that emerge from industry changes

In selecting value stocks, the adviser seeks to invest in companies which have durable franchises and which appear to be undervalued and have the ability to grow intrinsic value per share. Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand.

The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be attractively valued. Investments may also be sold if a portfolio manager identifies a stock that he believes offers a better investment opportunity or to reallocate the Fund’s assets between growth and value securities.

Equity Income Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund employs a fundamental bottom- up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Equity Index Fund

The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures. The Fund’s adviser attempts to track the aggregate price and dividend performance of securities in the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

NOVEMBER 1, 2014	73

More About the Funds (continued)

Growth and Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser applies an active equity management style focused on identifying attractively valued securities given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of the Russell 1000 Value Index.

While common stocks are the Fund’s primary investment, the Fund may also invest significantly in real estate investment trusts (REITs) and depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser will emphasize companies which it believes are leaders within their sectors. The Fund will also emphasize companies it believes have attractive valuations and favorable long-term growth prospects. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Hedged Equity Fund

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 500 Index, its primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalization of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. Because each stock’s weighting in the Fund is controlled relative to that stock’s weight in the S&P 500 Index, the Fund’s weighted average market capitalization will be close to that of the S&P 500 Index.

The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, which is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection, however, is limited as compared to just owning a put option. Writing index call options is intended to provide income which substantially offsets the cost of the put option spread, but it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs.

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Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Under normal circumstances, each Fund invests at least 80% of their Assets in equity investments of large and mid capitalization companies (specifically, U.S. companies for Intrepid America Fund). “Assets” means net assets, plus the amount of borrowings for investment purposes. Each Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase.

In implementing its main strategies, each Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Fund’s Index (the S&P 500 Index for Intrepid America Fund, Russell 1000 Growth Index for Intrepid Growth Fund and Russell 1000 Value Index for Intrepid Value Fund). In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, each Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which a Fund can invest. To the extent each Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: Each Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. Each Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

Each Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Large Cap Growth Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established

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companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the last reconstitution of the Russell 1000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $560 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Large Cap Value Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the last reconstitution of the Russell 1000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $432 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

U.S. Dynamic Plus Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions with respect to equity securities of U.S. companies. These equity securities will primarily be common stocks and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the

76	J.P. MORGAN U.S. EQUITY FUNDS

extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value, momentum or quality characteristics. In general, stocks are purchased when they are among the top ranked within their sector and are sold if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available. The adviser considers selling short or initiating underweight positions in the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

U.S. Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

U.S. Large Cap Core Plus Fund

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities. As of the reconstitution of the Russell 1000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $545 billion. As of the reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by

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the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

U.S. Research Equity Plus Fund

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will invest in equity securities of large capitalization, U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large capitalization companies are companies with market capitalizations of at least $4 billion at the time of purchase. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The adviser also generally is sector neutral relative to the S&P 500 Index and emphasizes stock selection as the primary means of generating returns.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high potential reward compared to potential risk and

•	temporary mispricings caused by apparent market overreactions.

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U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

Short Selling. “Plus” in each Fund’s name refers to the additional return the Fund endeavors to add both relative to its index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

By purchasing equity securities expected to outperform and underweighting or selling short equity securities expected to underperform while maintaining a full exposure to the equity market, the U.S. Dynamic Plus Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

Viewed sector by sector, each of U.S. Large Cap Core Plus Fund’s and U.S. Research Equity Plus Fund’s net weightings of equity securities are similar to those of its index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, each of the U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund seek to produce returns that exceed those of its index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the index, the Fund seeks to limit its volatility to that of the overall market, as represented by its index.

Each Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the Fund’s index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

Each Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. Each Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. Each Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

U.S. Dynamic Plus Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

For each Fund, an issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their objectives.

The main risks associated with investing in each Fund are summarized in the Risk/Return Summary for that Fund at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in that Fund decreases in value.

Foreign Securities and Emerging Market Risk. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates

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and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk (applicable to Dynamic Growth Fund, Intrepid Growth Fund and Large Cap Growth Fund). Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk (applicable to Intrepid Value Fund and Large Cap Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Derivatives may be

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riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce a Fund’s returns. Derivatives also expose a Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Additional Main Risks for Diversified Fund

The Fund is exposed to the risks summarized in “More About the Funds” through both its direct investments and its investments in underlying Funds.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of these investments increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt

NOVEMBER 1, 2014	81

More About the Funds (continued)

securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund invests in asset-backed, mortgage-related and mortgage-backed securities, which are subject to certain other risks. The value of these securities will be influenced by the factors affecting the property market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, the Funds may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be particularly sensitive to changes in prevailing interest rates.

The Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that those securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Investment Company Risk. To the extent that the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance is related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the underlying funds in which it invests. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the adviser and/or its affiliates and may create a conflict of interest. Shareholders will bear not only their proportionate share of the Fund’s expenses, but also indirectly pay a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations to underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne

82	J.P. MORGAN U.S. EQUITY FUNDS

by the Fund may increase or decrease. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the adviser and its affiliates.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Additional Main Risk for Equity Focus Fund

Strategy Risk. Although the Fund is normally managed as a core portfolio, it may invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser.

If the Fund invests more heavily in growth securities, it will be more subject to risks related to growth investing. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stock. The value of these stocks generally is more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. During times when the Fund focuses more heavily on growth stocks, the Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

If the Fund invests more heavily in value securities, it will be more subject to risks related to value investing. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. During times when the Fund focuses more heavily on value stocks, the Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Additional Main Risk for U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

Short Selling Risk. Each Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

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More About the Funds (continued)

The Securities and Exchange Commission and financial industry regulatory authorities in other countries have, in the past, imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of a Fund.

Additional Risks

Securities Lending Risk (except for Diversified Fund, Dynamic Growth Fund, Equity Focus Fund, Hedged Equity Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund). Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security.

Exchange Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in

IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on a Fund’s performance will generally decrease.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidations over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of the Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding time period is one year from the implementation of the Fund’s investment strategy although the period may be extended an additional two years as permitted by the Federal Reserve in its discretion. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of portfolio securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in the Fund’s liquidation. Impacted banking entities are generally required to be in conformance with the Volcker Rule by July 21, 2015. The full impact of the Volcker Rule on the Fund is not fully known at this time.

84	J.P. MORGAN U.S. EQUITY FUNDS

For more information about risks associated with the types of investments that the Funds purchase, please read “Risk/Return Summaries” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds (except the Equity Index Fund) may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Equity Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Historical performance shown for Class A and Class C Shares of each Fund prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the applicable Fund, which invest in the same portfolio of securities. During this period, the actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

NOVEMBER 1, 2014	85

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Disciplined Equity Fund

Diversified Fund

Dynamic Growth Fund

Equity Focus Fund

Growth and Income Fund

Hedged Equity Fund

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

U.S. Dynamic Plus Fund

U.S. Equity Fund

U.S. Large Cap Core Plus Fund

U.S. Research Equity Plus Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Equity Income Fund

Equity Index Fund

Large Cap Growth Fund

Large Cap Value Fund

The trustees of each trust are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal period ended 6/30/14, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Disciplined Equity Fund	0.24%
Diversified Fund	0.42
Dynamic Growth Fund	0.60
Equity Focus Fund	0.53
Equity Income Fund	0.39
Equity Index Fund	0.11
Growth and Income Fund	0.40
Hedged Equity Fund	0.00
Intrepid America Fund	0.43
Intrepid Growth Fund	0.52
Intrepid Value Fund	0.38
Large Cap Growth Fund	0.49
Large Cap Value Fund	0.40
U.S. Dynamic Plus Fund	0.84
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.78
U.S. Research Equity Plus Fund	0.01

Effective September 1, 2013, the contractual management fees as a percentage of average daily net assets for the following Funds were revised as shown below:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Value Fund	0.40
U.S. Dynamic Plus Fund	1.00

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, Steven G. Lee, Managing Director of JPMIM and Aryeh Glatter, Executive Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004. Mr. Glatter has been a portfolio manager on the Large Cap Value team since 2011 when he joined the firm. Prior to joining the firm in 2011, he was a portfolio manager at AllianceBernstein, where he managed large cap equities from 2000 to 2009.

86	J.P. MORGAN U.S. EQUITY FUNDS

Diversified Fund

The Diversified Fund utilizes a team-based portfolio management approach. Michael Schoenhaut, Managing Director of JPMIM, Nicole Goldberger, Executive Director of JPMIM, and John R. Speer, Vice President of JPMIM, are the portfolio managers responsible for oversight of the Fund. Together with a team of portfolio managers and analysts, they manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of underlying equity and fixed income strategies. Mr. Schoenhaut, a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager since 2006. Ms. Goldberger, a CFA charterholder, who has been an employee of JPMIM since 2003, is responsible for portfolio management, manager research and portfolio construction across multi-asset class portfolios and has been a portfolio manager since 2009. Prior to that time, she was a junior portfolio manager within the Global Multi-Asset Group, helping to support the global asset allocation and balanced portfolios. Mr. Speer, a CFA charterholder, has been an employee of JPMorgan Chase since 2007 and a portfolio manager since 2014. Prior to that time, he worked on portfolio construction and tactical asset allocation in the Global Multi-Asset Group at JPMIM from 2011-2014 and on portfolio construction and quantitative analysis at J.P. Morgan Private Bank from 2009-2011.

Dynamic Growth Fund

The portfolio management team is led by Greg Luttrell, Managing Director of JPMIM. Mr. Luttrell has been a portfolio manager at JPMIM since 2007 when he joined the firm.

Equity Focus Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Greg Luttrell, Managing Director of JPMIM, each of whom manages a portion of the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Information about Mr. Luttrell is discussed earlier in this section.

Equity Income Fund

Clare Hart, Managing Director of JPMIM, and Jonathan K.L. Simon, Managing Director of JPMIM, are the portfolio managers for the Fund. Ms. Hart has been a portfolio manager since 2002 and also has extensive experience as an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999. Information about Mr. Simon is discussed earlier in this section.

Equity Index Fund

The Fund is managed by Michael Loeffler, Executive Director of JPMIM and a CFA charterholder, and Nicholas D’Eramo, Vice

President of JPMIM. Mr. Loeffler is a portfolio manager on the Fund and oversees the day-to-day management of the Fund, a position he has held since 2004. Mr. Loeffler has been employed by JPMIM or predecessor firms since 1999. Mr. D’Eramo is a portfolio manager on the Fund and assists in the day-to-day management of the Fund, a position that he has held since November 1, 2014. An employee of JPMIM or one of its predecessors since 1999, he has also been responsible for trading strategies and trade implementation, as well as performance and process analytics, for the Columbus Investment Team.

Growth and Income Fund

Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Managing Director of JPMIM, are the portfolio managers for the Fund. Information about Mr. Simon and Ms. Hart is discussed earlier in this section.

Hedged Equity Fund

Hamilton Reiner, Managing Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM, are the portfolio managers primarily responsible for the management of the Fund. Mr. Zingone is primarily responsible for investing the Fund’s equity securities according to its enhanced index process while Mr. Reiner is responsible for implementing the Fund’s overlay options strategy and for providing insight with respect to the impact to the options strategy of purchasing certain securities. Mr. Reiner has been the head of U.S. Equity Derivatives at JPMIM since 2012. He joined JPMorgan Chase in 2009 and from 2009 to 2012, he was a portfolio manager and head of U.S. Equity Derivatives at JPMorgan Chase.

Prior to joining the firm, Mr. Reiner was head of the Equity Long/Short Prime Brokerage platform at Barclays Capital. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

JPMorgan Chase began managing behavioral finance strategies in 1993. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

The portfolio managers are Dennis S. Ruhl, Jason Alonzo and Pavel Vaynshtok. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003. Mr. Vaynshtok,

NOVEMBER 1, 2014	87

The Funds’ Management and Administration (continued)

Executive Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2011. From 2004 to 2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management.

Large Cap Growth Fund

The portfolio management team for the Fund is led by Giri Devulapally, Managing Director of JPMIM and a CFA charterholder. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM.

Large Cap Value Fund

Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, serves as the portfolio manager for the Fund. Mr. Blasdell has been a portfolio manager on the Structured Equity Team since 2008 and an employee of JPMIM since 1999.

U.S. Dynamic Plus Fund

The portfolio managers are Dennis S. Ruhl and Shudong Huang. Mr. Huang, Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager since 2013 and has been with JPMIM and its affiliates or predecessor firms since 1997. He is a senior portfolio manager of the U.S. Behavioral Finance Group. Information about Mr. Ruhl is discussed earlier in this section.

U.S. Equity Fund

The portfolio managers primarily responsible for daily management of the Fund are Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; Helge Skibeli, Managing Director of JPMIM; and Scott Davis, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Fund. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Each of the portfolio managers except Mr. Davis is a CFA charterholder.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM, and Susan Bao, Managing Director of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Research Equity Plus Fund

The portfolio management team is led by Aryeh Glatter, Executive Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder. Information about Mr. Glatter and Mr. Zingone is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described

88	J.P. MORGAN U.S. EQUITY FUNDS

elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase, authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?

The JPMorgan U.S. Large Cap Core Plus Fund is publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of April 17, 2014 are able to: (1) purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary, (2) add to their existing Fund accounts through exchanges from other J.P. Morgan Funds, and (3) reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans may purchase shares of the Fund;

•

Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. After April 17, 2014, new fee-based advisory programs may utilize the Fund for program accounts only with approval by the Fund and its Distributor;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If

90	J.P. MORGAN U.S. EQUITY FUNDS

J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

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How to Do Business with the Funds (continued)

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more ($100,000 or more for the Diversified Fund) and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares.

92	J.P. MORGAN U.S. EQUITY FUNDS

Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares. Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within a Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Generally, short-term securities, which mature in 60 days or less, are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by a Fund was more than 60 days.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

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Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A lower minimum may be available under the Systematic Investment Plan. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $50 per Fund. If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b)), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional

94	J.P. MORGAN U.S. EQUITY FUNDS

shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. If you have met the required minimum investment of $1,000 per Fund ($500 for JPMorgan SmartRetirement and JPMorgan Investor Funds), you can make additional systematic investments of $50 or more per month ($25 per month if your Systematic Investment Plan was set up prior to March 1, 2015). You may also choose to make an initial investment of an amount less than the required minimum, as long as your initial investment is at least $50 and you agree to make regular monthly investments of at least $50.

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Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. If an Eligible Investor has met the required minimum investment of $1,000 per Fund they can make additional systematic investments of $50 or more per month ($25 per month if their Systematic Investment Plan was set up prior to March 1, 2015). An Eligible Investor may also choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund, as long as their initial investment is at least $50 and they agree to make regular monthly investments of at least $50.

If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit

www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR EACH FUND (other than Diversified Fund)[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**

If you purchase $1 million or more of Class A Shares of the Funds (other than the Equity Index Fund) and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of the Equity Index Fund and are not assessed a sales charge at the time of purchase, you will not be charged any subsequent amount when you redeem. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over

96	J.P. MORGAN U.S. EQUITY FUNDS

to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. Although Financial Intermediaries will not receive payments for purchases of Class A Shares of the Equity Index Fund, such purchases will count towards the cumulative investment of $1 million or more. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

TOTAL SALES CHARGE FOR DIVERSIFIED FUND[1]
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1,000,000 or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Diversified Fund and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares of the Fund for Class A Shares of a non-money market fund, you will not be charged at the time of exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

Each Fund permits you to reduce the initial sales charge you pay on Class A Shares by using Rights of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of the J.P. Morgan Funds or units in New York’s 529 Advisor-Guided College Savings Program (NY 529 Advisor-Guided Plan) in which you invest (as described below) even if such shares or units are held in accounts with different Financial Intermediaries. You can not include any investments in the JPMorgan 529 Prime Money Market Portfolio, a portfolio in the NY Advisor-Guided Plan, when calculating the reduced sales charges.

In order to obtain any breakpoint reduction in the initial sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the types of accounts described below that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. Class A, Class B and Class C Shares of the J.P. Morgan Funds or units in the NY 529 Advisor-Guided Plan held in the following may be aggregated with new investments in order to calculate the applicable initial sales charge:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Rights of Accumulation: For Class A Shares, an initial sales charge can be reduced by breakpoint discounts based on the size of a single contribution or through Rights of Accumulation (ROA). An ROA applies to Account Owners who make a series of additional contributions to any Fund(s). If the combined value of Class A, Class B or Class C of J.P Morgan Fund Shares or of units in NY 529 Advisor-Guided Plan Portfolios (NY 529 Portfolios) held by you or an immediate family member (as described above) reaches a breakpoint discount level, your next contribution will receive the lower sales charge.

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How to Do Business with the Funds (continued)

Letter of Intent: By signing a Letter of Intent, you may combine the value of Class A, Class B and Class C Shares or of units in the NY 529 Portfolios you already own with the value of Class A and/or Class C Shares or units you plan to buy over a 13-month period to calculate the initial sales charge and any breakpoint discounts. Each purchase that you make during that period will receive the sales charge and breakpoint discount that applies to the total amount you plan to buy. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. To be eligible, shares must be held through plan level or omnibus accounts with the Fund. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•	Financial Intermediaries who have entered into an agreement with the Distributor and have been approved

98	J.P. MORGAN U.S. EQUITY FUNDS

by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

9.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

10.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	that were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and
iii.	where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first

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day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares of the JPMT II Funds, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A, Class B and Class C CDSC

No sales charge is imposed on redemptions of Class A, Class B or Class C Shares of the Funds:

1.	If you participate in a monthly or quarterly Systematic Withdrawal Plan as outlined in “Redeeming Fund Shares — Can I redeem on a systematic basis?” and withdraw no more than the amount permitted to be withdrawn without a CDSC.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	For Class B and Class C Shares that were purchased prior to December 29, 2014, redemptions that represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

5.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

6.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?” for more information

7.	For Class B and Class C Shares only, if the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

100	J.P. MORGAN U.S. EQUITY FUNDS

RULE 12b–1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund, except Class B Shares which are no longer available for new investment. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another J.P. Morgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another J.P. Morgan Fund. Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares, if available, of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

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How to Do Business with the Funds (continued)

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except there is no CDSC on Class C Shares of JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short-Intermediate Municipal Bond Fund (collectively, the “Short Bond Funds”) purchased prior to September 3, 2013.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Bond Funds purchased prior to September 3, 2013, is carried over to your new shares.

3.	If you exchange Class C Shares purchased prior to September 3, 2013 of one of the Short Bond Funds, your new Class C Shares shall be deemed to be held for the required holding period applicable to your new Class C Shares and no CDSC shall be charged.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however,

to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

102	J.P. MORGAN U.S. EQUITY FUNDS

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.
•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, each Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund.

NOVEMBER 1, 2014	103

How to Do Business with the Funds (continued)

Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within 18 months of the establishment of the account (12 months for Class A and Class C Shares of the JPMorgan SmartRetirement and JPMorgan Investor Funds).

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

104	J.P. MORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Equity Index Fund, Growth and Income Fund, Hedged Equity Fund, Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Equity Income Fund generally distributes net investment income, if any, at least monthly. The Dynamic Growth Fund, Equity Focus Fund, Intrepid America Fund, Intrepid Growth Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund generally distribute net investment income, if any, at least annually. The Funds will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each

Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investment in certain debt securities, mortgage-backed securities, and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment

NOVEMBER 1, 2014	105

Shareholder Information (continued)

in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Any increase in the principal amount of a floating-rate debt security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Funds redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as you cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on

106	J.P. MORGAN U.S. EQUITY FUNDS

the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds may disclose the Fund’s 10 largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2014	107

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements

•  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•  Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  The Dynamic Growth Fund and Equity Focus Fund are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, each Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•  With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1] , preferred stocks[2], depositary receipts, (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•  Each Fund seeks to limit risk and enhance performance through active management and/or diversification

•   During severe market downturns, each Fund (except the Equity Index Fund) has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

108	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities (including U.S. government and agency securities)

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•   Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•  Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•   Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall

•   Debt securities have generally outperformed money market instruments over the long term with less risk than stocks. Government and agency securities generally also have less risk than debt securities of lower quality issuers

•   Mortgage-backed securities can offer attractive returns

•  A Fund seeks to limit risk and enhance performance through active management

•   The advisers monitor interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Credit quality (applicable to Diversified Fund)

•  The default of an issuer would leave the Fund with unpaid interest or principal

•   Junk Bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•  The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•  The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2014	109

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•  Derivatives such as futures, options, swaps, contracts for difference and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•   A Fund may have difficulty exiting a derivatives position

•  Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•   The counterparty to a derivatives contract could default

•  Derivatives that involve leverage could magnify losses

•   Certain types of derivatives involve costs to a Fund which can reduce returns

•   Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•   Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•   Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   A Fund could make money and protect against losses if management’s analysis proves correct

•   Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund may use derivatives to more effectively gain targeted equity exposure from its cash positions, for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to enhance returns

•   A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   To the extent a Fund that sells securities short also uses derivatives that involve leverage to its portfolio, the shorts may offset the additional market exposure caused by that leverage

•   While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

•   A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A contract for difference (CFD) is a contract between two parties in which one pays to the other a sum of money based on the difference between the current value of a security or instrument and its value on a specified future date. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

110	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

•  Short sales may not have the intended effects and may result in losses

•   A Fund may not be able to close out a short position at a particular time or at an acceptable price

•   A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•   Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility

•   Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  A Fund could make money and protect against losses if management’s analysis proves correct

•  Short selling may allow a Fund to implement insights into securities it expects to underperform

•   Short selling may allow a Fund to diversify its holdings across a larger number of securities

•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•  A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

•   The U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund and U.S. Research Equity Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets

Exchange Traded Funds (ETFs)[1] and other investment companies

•  If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•   The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•   Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

NOVEMBER 1, 2014	111

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•  Currency exchange rate movements could reduce gains or create losses

•   A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•   Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•   Emerging markets can offer higher returns

•  Except for the Diversified Fund, the Funds anticipate that total foreign investments will not exceed 20% of total assets

•  The Funds may actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•  An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•  MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns

•   MLPs may offer more attractive yields or potential growth than comparable equity securities

•   MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•  Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

112	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•   The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•   REITs may be more volatile and/or more illiquid than other types of equity securities

•   If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets

•   A Fund may receive current income from its REIT investments

•   If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

•   Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

Securities lending

•  When a Fund[2] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•  The collateral will be subject to the risks of the securities in which it is invested

• The Funds may enhance income through the investment of the collateral received from the borrower

•  The adviser maintains a list of approved borrowers

•   The Funds receive collateral equal to at least 100% of the current value of the securities loaned

•   The lending agents indemnify the Funds against borrower default

•   The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•   Upon recall, the borrower must return the securities loaned within the normal settlement period

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

2	The Diversified Fund, Dynamic Growth Fund, Equity Focus Fund, Hedged Equity Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund do not engage in securities lending.

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Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•  No Fund may invest more than 15% of net assets in illiquid holdings

•   To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•  Increased trading would raise a Fund’s transaction costs

•   Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

114	J.P. MORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2014	115

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2014	$20.27	$0.23	(d)	$4.79	$5.02	$(0.21)	$(1.35)	$(1.56)
Year Ended June 30, 2013	17.42	0.20	(d)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(d)	1.54	1.72	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2014	20.39	0.28	(d)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(d)	1.56	1.77	(0.20)	—	(0.20)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and the denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

116	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.73	25.73%	$206,635	0.85%	1.02%	0.86%	113%
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169

23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169

NOVEMBER 1, 2014	117

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2014	$15.60	$0.26	(f)	$2.34	$2.60	$(0.30)	$(0.70)	$(1.00)
Year Ended June 30, 2013	14.26	0.28	(f)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(f)	(0.18)	0.12	(0.32)	— (g)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(f)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(f)	1.35	1.59	(0.22)	—	(0.22)

Class B
Year Ended June 30, 2014	15.64	0.17	(f)	2.36	2.53	(0.22)	(0.70)	(0.92)
Year Ended June 30, 2013	14.30	0.20	(f)	1.64	1.84	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.49	0.22	(f)	(0.17)	0.05	(0.24)	— (g)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(f)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(f)	1.35	1.53	(0.15)	—	(0.15)

Class C
Year Ended June 30, 2014	15.53	0.18	(f)	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	(f)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(f)	(0.18)	0.05	(0.26)	— (g)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(f)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(f)	1.34	1.52	(0.16)	—	(0.16)

Select Class
Year Ended June 30, 2014	15.66	0.32	(f)	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	(f)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(f)	(0.17)	0.16	(0.36)	— (g)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(f)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(f)	1.36	1.63	(0.25)	—	(0.25)
(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and the denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

118	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$17.20	17.10%	$153,904	1.04%	1.59%	1.24%	58%
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70

17.25	16.51	2,167	1.54	1.04	1.74	58
15.64	13.13	2,679	1.53	1.34	1.75	53
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70

17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70

17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70

NOVEMBER 1, 2014	119

Financial Highlights (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Dynamic Growth Fund
Class A
Year Ended June 30, 2014	$18.94	$(0.07	)(e)(f)	$5.08	$5.01	$23.95
Year Ended June 30, 2013	15.89	(0.05	)(e)(g)	3.10	3.05	18.94
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	15.89
Year Ended June 30, 2011	11.44	(0.10	)(e)	4.13	4.03	15.47
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	11.44

Class C
Year Ended June 30, 2014	18.43	(0.20	)(e)(f)	4.96	4.76	23.19
Year Ended June 30, 2013	15.54	(0.14	)(e)(g)	3.03	2.89	18.43
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	15.54
Year Ended June 30, 2011	11.29	(0.17	)(e)	4.09	3.92	15.21
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	11.29

Select Class
Year Ended June 30, 2014	19.20	(0.08	)(e)(f)	5.22	5.14	24.34
Year Ended June 30, 2013	16.07	(0.03	)(e)(g)	3.16	3.13	19.20
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	16.07
Year Ended June 30, 2011	11.51	(0.06	)(e)	4.16	4.10	15.61
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	11.51
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and the denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.13, $(0.01) and $0.06 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.05)% and 0.25% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19) and $(0.08) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)% and (0.45)% for Class A, Class C and Select Class Shares, respectively.

120	J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (d)

26.45%	$16,996	1.24%	(0.30	)%(f)	1.25%	55%
19.19	126	1.25	(0.30	)(g)	1.42	82
2.71	106	1.24	(0.81)		1.44	99
35.23	103	1.23	(0.71)		3.18	97
15.44	76	1.25	(0.61)		5.82	39

25.83	4,416	1.74	(0.86	)(f)	1.75	55
18.60	123	1.74	(0.80	)(g)	1.92	82
2.17	104	1.74	(1.31)		1.94	99
34.72	102	1.73	(1.21)		3.68	97
14.74	75	1.75	(1.11)		6.32	39

26.77	261,308	1.00	(0.35	)(f)	1.04	55
19.48	101,999	1.00	(0.16	)(g)	1.14	82
2.95	38,953	0.99	(0.56)		1.19	99
35.62	43,617	0.97	(0.41)		1.59	97
15.68	2,130	1.00	(0.36)		5.57	39

NOVEMBER 1, 2014	121

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2014	$19.18	$(0.02	)(g)	$4.86	$4.84	$—	$(0.46)	$(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	19.01	(0.15	)(g)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Year Ended June 30, 2014	19.22	0.04	(g)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

122	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$23.56	25.43%	$423	1.24%	(0.10)%	2.11%	76%
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

23.24	24.86	133	1.74	(0.67)	2.82	76
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

23.67	25.75	72,064	0.99	0.19	1.51	76
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

NOVEMBER 1, 2014	123

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2014	$11.62	$0.21	(d)	$2.26	$2.47	$(0.21)	$(0.22)	$(0.43)
Year Ended June 30, 2013	9.84	0.24	(d)(e)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(d)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(d)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(d)	0.91	1.08	(0.17)	—	(0.17)

Class B
Year Ended June 30, 2014	11.54	0.15	(d)	2.24	2.39	(0.15)	(0.22)	(0.37)
Year Ended June 30, 2013	9.78	0.18	(d)(e)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(d)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(d)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(d)	0.92	1.05	(0.13)	—	(0.13)

Class C
Year Ended June 30, 2014	11.49	0.15	(d)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(d)(e)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(d)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(d)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(d)	0.90	1.03	(0.13)	—	(0.13)

Select Class
Year Ended June 30, 2014	11.77	0.25	(d)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(d)(e)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(d)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(d)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(d)	0.92	1.12	(0.19)	—	(0.19)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21. $0.16, $0.16 and $0.24 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46% and 2.23% for Class A, Class B, Class C and Select Class Shares, respectively.

124	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.66	21.60%	$2,360,750	1.04%	1.68%		1.06%	20%
11.62	21.53	1,285,400	1.03	2.22	(e)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43

13.56	20.99	3,932	1.52	1.17		1.56	20
11.54	20.90	4,062	1.52	1.75	(e)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43

13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(e)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43

13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(e)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43

NOVEMBER 1, 2014	125

Financial Highlights (continued)

	Per share operating performance
		Investment operation				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2014	$36.43	$0.64	(d)	$7.78	$8.42	$(0.63)	$(2.28)	$(2.91)
Year Ended June 30, 2013	30.92	0.63	(d)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(d)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(d)	6.56	7.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	20.90	0.45	(d)	2.49	2.94	(0.44)	—	(0.44)

Class B
Year Ended June 30, 2014	36.33	0.35	(d)	7.74	8.09	(0.33)	(2.28)	(2.61)
Year Ended June 30, 2013	30.83	0.37	(d)	5.51	5.88	(0.38)	—	(0.38)
Year Ended June 30, 2012	29.88	0.29	(d)	0.94	1.23	(0.28)	—	(0.28)
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.24)	—	(0.24)
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	—	(0.25)

Class C
Year Ended June 30, 2014	36.28	0.35	(d)	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	(d)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(d)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.25)	—	(0.25)
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	—	(0.25)

Select Class
Year Ended June 30, 2014	36.44	0.74	(d)	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	(d)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(d)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(d)	6.57	7.09	(0.52)	—	(0.52)
Year Ended June 30, 2010	20.90	0.51	(d)	2.49	3.00	(0.50)	—	(0.50)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

126	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.94	23.95%	$694,974	0.45%	1.63%	0.91%	5%
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7
23.40	13.96	491,906	0.45	1.80	0.96	8

41.81	23.01	9,943	1.20	0.88	1.41	5
36.33	19.17	12,142	1.20	1.11	1.44	4
30.83	4.20	15,380	1.20	0.99	1.44	7
29.88	29.10	21,922	1.20	0.88	1.44	7
23.34	13.12	27,677	1.20	1.07	1.46	8

41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7
23.34	13.14	42,819	1.20	1.06	1.46	8

41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7
23.40	14.24	1,001,783	0.20	2.05	0.71	8

NOVEMBER 1, 2014	127

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Year Ended June 30, 2014	$36.53	$0.47	(d)	$8.17	$8.64	$(0.47)
Year Ended June 30, 2013	29.43	0.40	(d)	7.11	7.51	(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(d)	2.83	3.18	(0.34)

Class B
Year Ended June 30, 2014	35.68	0.25	(d)	7.99	8.24	(0.27)
Year Ended June 30, 2013	28.76	0.23	(d)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(d)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(d)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(d)	2.76	2.99	(0.22)

Class C
Year Ended June 30, 2014	33.83	0.25	(d)	7.55	7.80	(0.32)
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(d)	2.66	2.87	(0.25)

Select Class
Year Ended June 30, 2014	38.03	0.58	(d)	8.52	9.10	(0.55)
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(d)	2.95	3.38	(0.41)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

128	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.70	23.74%	$419,465	1.13%	1.16%	1.15%	42%
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41

43.65	23.14	2,660	1.63	0.64	1.65	42
35.68	25.01	2,981	1.66	0.73	1.66	35
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41

41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41

46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41

NOVEMBER 1, 2014	129

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
December 13, 2013 (g) through June 30, 2014	$15.00	$0.07	$0.84	$0.91	$(0.07)	$(0.10)	$(0.17)

Class C
December 13, 2013 (g) through June 30, 2014	15.00	0.05	0.83	0.88	(0.02)	(0.10)	(0.12)

Select Class
December 13, 2013 (g) through June 30, 2014	15.00	0.10	0.84	0.94	(0.08)	(0.10)	(0.18)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.

130	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$15.74	6.11%	$569	0.85%	0.96%	16.65%	36%

15.76	5.87	53	1.35	0.56	10.04	36

15.76	6.28	4,307	0.60	1.30	9.91	36

NOVEMBER 1, 2014	131

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid America Fund
Class A
Year Ended June 30, 2014	$29.76	$0.30	(d)	$7.49	$7.79	$(0.27)
Year Ended June 30, 2013	24.68	0.34	(d)	5.15	5.49	(0.41)
Year Ended June 30, 2012	24.55	0.19	(d)	0.10	0.29	(0.16)
Year Ended June 30, 2011	18.54	0.17	(d)	6.01	6.18	(0.17)
Year Ended June 30, 2010	16.41	0.13	(d)	2.35	2.48	(0.35)

Class C
Year Ended June 30, 2014	29.53	0.13	(d)	7.42	7.55	(0.09)
Year Ended June 30, 2013	24.48	0.20	(d)	5.12	5.32	(0.27)
Year Ended June 30, 2012	24.29	0.07	(d)	0.12	0.19	—
Year Ended June 30, 2011	18.33	0.06	(d)	5.94	6.00	(0.04)
Year Ended June 30, 2010	16.28	0.03	(d)	2.34	2.37	(0.32)

Select Class
Year Ended June 30, 2014	30.00	0.38	(d)	7.56	7.94	(0.33)
Year Ended June 30, 2013	24.88	0.41	(d)	5.20	5.61	(0.49)
Year Ended June 30, 2012	24.73	0.25	(d)	0.10	0.35	(0.20)
Year Ended June 30, 2011	18.68	0.23	(d)	6.04	6.27	(0.22)
Year Ended June 30, 2010	16.51	0.18	(d)	2.37	2.55	(0.38)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

132	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.28	26.26%	$97,155	1.04%	0.90%	1.05%	67%
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102
18.54	14.96	49,927	1.25	0.64	1.29	108

36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102
18.33	14.37	10,221	1.75	0.14	1.79	108

37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102
18.68	15.28	1,259,093	1.00	0.90	1.04	108

NOVEMBER 1, 2014	133

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2014	$29.36	$0.18	(d)(e)	$7.64	$7.82	$(0.13)
Year Ended June 30, 2013	25.00	0.21	(d)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(d)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(d)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(d)	2.20	2.27	(0.13)

Class C
Year Ended June 30, 2014	28.93	0.01	(d)(e)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(d)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(d)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(d)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(d)	2.18	2.15	(0.04)

Select Class
Year Ended June 30, 2014	29.52	0.26	(d)(e)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(d)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(d)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(d)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(d)	2.22	2.34	(0.18)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00 and $0.26 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.

134	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.05	26.68%	$33,563	1.16%	0.54	%(e)	1.17%	67%
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118

36.45	26.05	19,566	1.65	0.03	(e)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118

37.23	27.00	597,963	0.91	0.79	(e)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118

NOVEMBER 1, 2014	135

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Year Ended June 30, 2014	$29.76	$0.40	(d)	$7.36	$7.76	$(0.39)
Year Ended June 30, 2013	23.99	0.42	(d)	5.79	6.21	(0.44)
Year Ended June 30, 2012	24.35	0.35	(d)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(d)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(d)	2.17	2.36	(0.19)

Class C
Year Ended June 30, 2014	29.52	0.23	(d)	7.28	7.51	(0.23)
Year Ended June 30, 2013	23.80	0.29	(d)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(d)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(d)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(d)	2.16	2.25	(0.09)

Select Class
Year Ended June 30, 2014	29.85	0.45	(d)	7.38	7.83	(0.43)
Year Ended June 30, 2013	24.06	0.46	(d)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(d)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(d)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(d)	2.19	2.43	(0.24)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

136	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.13	26.17%	$114,036	0.94%	1.19%	1.17%	49%
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113

36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113

37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113

NOVEMBER 1, 2014	137

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2014	$26.01	$(0.10	)(d)	$6.58	$6.48	$—
Year Ended June 30, 2013	23.64	0.08	(d)(e)	2.37	2.45	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(d)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(d)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(d)	2.52	2.48	—

Class B
Year Ended June 30, 2014	23.01	(0.22	)(d)	5.81	5.59	—
Year Ended June 30, 2013	20.96	(0.04	)(d)(e)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(d)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(d)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(d)	2.27	2.15	—

Class C
Year Ended June 30, 2014	22.79	(0.22	)(d)	5.76	5.54	—
Year Ended June 30, 2013	20.79	(0.04	)(d)(e)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(d)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(d)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(d)	2.26	2.14	—

Select Class
Year Ended June 30, 2014	25.99	(0.05	)(d)	6.58	6.53	—
Year Ended June 30, 2013	23.61	0.12	(d)(e)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(d)	1.31	1.30	— (f)
Year Ended June 30, 2011	15.79	—	(d)(f)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(d)(f)	2.51	2.51	—
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09) and $0.07 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)% and 0.28% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

138	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.49	24.91%	$5,044,428	1.10%	(0.34)%		1.19%	39%
26.01	10.40	2,824,115	1.09	0.30	(e)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61

28.60	24.29	7,472	1.58	(0.84)		1.68	39
23.01	9.81	9,278	1.59	(0.19	)(e)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61

28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(e)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61

32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(e)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61

NOVEMBER 1, 2014	139

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2014	$13.99	$0.17	(d)	$3.16	$3.33	$(0.18)	$(0.51)	$(0.69)
Year Ended June 30, 2013	11.02	0.14	(d)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(d)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(d)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(d)	1.04	1.13	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	13.80	0.09	(d)	3.11	3.20	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.86	0.07	(d)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(d)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(d)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(d)	1.02	1.06	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2014	13.70	0.09	(d)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(d)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(d)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(d)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(d)	1.01	1.05	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2014	13.82	0.19	(d)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(d)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(d)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(d)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(d)	1.01	1.13	(0.08)	—	(0.08)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

140	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.63	24.46%	$92,161	0.93%	1.11%	1.06%	168%
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86

16.39	23.81	1,893	1.44	0.60	1.55	168
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86

16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86

16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86

NOVEMBER 1, 2014	141

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2014	$15.40	$0.09	(e)(f)	$3.36	$3.45	$(0.10)	$(1.05)	$(1.15)
Year Ended June 30, 2013	13.46	0.19	(e)(g)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(e)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(e)	3.23	3.24	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.79	0.03	(e)	1.07	1.10	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2014	14.99	—	(e)(f)(h)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(e)(g)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(e)	3.14	3.10	—	—	—
Year Ended June 30, 2010	10.61	(0.04	)(e)	1.06	1.02	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	15.51	0.13	(e)(f)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(e)(g)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(e)	3.22	3.28	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.82	0.06	(e)	1.08	1.14	(0.07)	—	(0.07)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.79% for the year ended June 30, 2014, 1.29% and 1.99% for 2013, 1.40% and 2.03% for 2012, 1.39% and 1.98% for 2011, and 1.39% and 2.00% for 2010; for Class C are 1.79% and 2.29% for the year ended June 30, 2014, 1.78% and 2.48% for 2013, 1.90% and 2.53% for 2012, 1.89% and 2.48% for 2011, and 1.89% and 2.50% for 2010; for Select Class are 1.04% and 1.54% for 2014, 1.05% and 1.74% for 2013, 1.15% and 1.77% for 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

142	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend and interest expenses for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expenses for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$17.70	23.12%	$93,114	1.87%	0.53	%(f)	2.37%	72%	109%
15.40	19.93	58,372	1.95	1.29	(g)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651
11.84	10.15	23,847	1.87	0.24		2.48	679	925

17.19	22.48	1,004	2.37	0.02	(f)	2.87	72	109
14.99	19.36	463	2.44	0.88	(g)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651
11.61	9.61	1,496	2.37	(0.31)		2.98	679	925

17.88	23.46	194,922	1.62	0.78	(f)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(g)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651
11.89	10.43	180,298	1.62	0.47		2.23	679	925

NOVEMBER 1, 2014	143

Financial Highlights (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2014	$12.80	$0.11	(d)	$3.09	$3.20	$(0.11)	$(0.97)	$(1.08)
Year Ended June 30, 2013	10.73	0.13	(d)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(d)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(d)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(d)	0.95	1.02	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	12.62	0.04	(d)	3.05	3.09	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.59	0.07	(d)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(d)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(d)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(d)	0.93	0.96	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2014	12.56	0.04	(d)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(d)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(d)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(d)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(d)	0.93	0.96	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2014	12.80	0.13	(d)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(d)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(d)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(d)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(d)	0.94	1.04	(0.09)	—	(0.09)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

144	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.92	25.90%	$1,172,752	0.97%	0.77%	1.05%	73%
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84

14.70	25.35	4,250	1.45	0.28	1.55	73
12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84

14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84

14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84

NOVEMBER 1, 2014	145

Financial Highlights (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2014	$25.37	$0.05	(e)(f)	$6.44	$6.49	$(0.05)	$(2.31)	$(2.36)
Year Ended June 30, 2013	21.30	0.12	(e)(g)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(e)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(e)	4.54	4.59	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.62	0.05	(e)	2.15	2.20	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2014	24.93	(0.09	)(e)(f)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(e)(g)(h)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(e)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(e)	4.48	4.43	—	—	—
Year Ended June 30, 2010	14.47	(0.04	)(e)	2.12	2.08	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2014	25.55	0.12	(e)(f)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(e)(g)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(e)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(e)	4.57	4.67	(0.09)	—	(0.09)
Year Ended June 30, 2010	14.69	0.09	(e)	2.15	2.24	(0.11)	—	(0.11)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012, 1.39% and 1.63% for 2011 and 1.39% and 1.66% for 2010; for Class C are 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 and 1.89% and 2.16% for 2010; for Select Class are 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011 and 1.14% and 1.41% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09) and $0.12 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)% and 0.42% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.09, ($0.03) and $0.15 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13) and 0.63% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Amount rounds to less than 0.01%.

146	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend and interest expenses for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expenses for securities sold short)(c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio Turnover rate (including securities sold short) (d)

$29.50	26.73%	$955,036	2.14%	0.19	%(f)	2.48%	90%	122%
25.37	25.08	743,290	2.21	0.49	(g)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102
16.72	14.98	428,928	1.98	0.27		2.25	109	150

28.85	26.09	264,106	2.64	(0.32	)(f)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(g)(i)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102
16.50	14.36	138,023	2.48	(0.23)		2.75	109	150

29.74	27.05	9,277,524	1.89	0.44	(f)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(g)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102
16.82	15.22	4,671,839	1.73	0.52		2.00	109	150

NOVEMBER 1, 2014	147

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2014	$20.00	$0.04	(g)(h)	$4.92	$4.96	$(0.08)	$(1.50)	$(1.58)
Year Ended June 30, 2013	16.59	0.05	(g)(i)	3.72	3.77	(0.13)	(0.23)	(0.36)
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)
April 1, 2010 (j) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—

Class C
Year Ended June 30, 2014	19.85	(0.06	)(g)(h)	4.86	4.80	— (k)	(1.50)	(1.50)
Year Ended June 30, 2013	16.45	(0.04	)(g)(i)	3.70	3.66	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—
April 1, 2010 (j) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—

Select Class
Year Ended June 30, 2014	20.10	0.10	(g)(h)	4.93	5.03	(0.10)	(1.50)	(1.60)
Year Ended June 30, 2013	16.64	0.09	(g)	3.74	3.83	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)
April 1, 2010 (j) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 2.81% for the year ended June 30, 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.29% for the year ended June 30, 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Select Class are 1.00% and 2.54% for the year ended June 30, 2014, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.03, ($0.07) and $0.09 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)% and 0.40% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06) and $0.08 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)% and 0.44% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of operations.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.

148	J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.38	25.79%	$1,499	2.28%	0.19	%(h)	3.84%		69%	101%
20.00	23.01	277	2.52	0.28	(i)	4.13		67	88
16.59	1.77	146	2.34	0.40		4.31		57	75
16.66	28.32	63	2.33	0.19		5.33		91	125
13.01	(13.27)	43	2.35	0.24		7.15	(k)	34	80

23.15	25.12	301	2.78	(0.30	)(h)	4.32		69	101
19.85	22.42	116	3.01	(0.23	)(i)	4.67		67	88
16.45	1.18	78	2.84	(0.10)		4.83		57	75
16.60	27.79	55	2.83	(0.31)		5.85		91	125
12.99	(13.40)	43	2.85	(0.26)		7.63	(k)	34	80

23.53	26.04	17,769	2.03	0.44	(h)	3.57		69	101
20.10	23.33	13,930	2.27	0.51	(i)	3.93		67	88
16.64	1.97	11,344	2.09	0.66		4.08		57	75
16.69	28.67	11,005	2.08	0.44		5.10		91	125
13.02	(13.20)	8,548	2.10	0.49		6.89	(k)	34	80

NOVEMBER 1, 2014	149

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION

FOR JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class B, Class C and Select Class Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Diversified Fund	Class A	1.26%	1.38%
	Class B	1.77%	1.91%
	Class C	1.77%	1.89%
	Select Class	1.01%	1.11%

JPMorgan Equity Income Fund	Class A	1.04%	1.09%
	Class B	1.54%	1.61%
	Class C	1.54%	1.57%
	Select Class	0.79%	0.79%

JPMorgan Equity Index Fund	Class A	0.45%	0.91%
	Class B	1.20%	1.46%
	Class C	1.20%	1.42%
	Select Class	0.20%	0.65%

JPMorgan Large Cap Growth Fund	Class A	1.05%	1.21%
	Class B	1.55%	1.69%
	Class C	1.55%	1.69%
	Select Class	0.90%	0.91%

JPMorgan Large Cap Value Fund	Class A	0.93%	1.08%
	Class B	1.45%	1.64%
	Class C	1.45%	1.61%
	Select Class	0.78%	0.78%

JPMorgan U.S. Equity Fund	Class A	0.94%	1.09%
	Class B	1.44%	1.58%
	Class C	1.44%	1.57%
	Select Class	0.76%	0.78%

150	J.P. MORGAN U.S. EQUITY FUNDS

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/14, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2014	151

Additional Fee and Expense Information (continued)

JPMorgan Diversified Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$573	0.28%	–0.93%	–0.93%	$180	5.00%	3.23%	3.23%
October 31, 2016	139	5.29	2.66	3.62	198	10.25	6.44	3.11
October 31, 2017	144	10.55	6.37	3.62	204	15.76	9.75	3.11
October 31, 2018	149	16.08	10.23	3.62	211	21.55	13.16	3.11
October 31, 2019	155	21.88	14.22	3.62	217	27.63	16.68	3.11
October 31, 2020	160	27.98	18.35	3.62	224	34.01	20.31	3.11
October 31, 2021	166	34.38	22.63	3.62	231	40.71	24.05	3.11
October 31, 2022	172	41.10	27.07	3.62	238	47.75	27.91	3.11
October 31, 2023	179	48.15	31.67	3.62	246	55.13	31.89	3.11
October 31, 2024	185	55.56	36.44	3.62	253	62.89	35.99	3.11

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$280	4.00%	2.23%	2.23%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$180	$680	5.00%	0.00%	3.23%	–1.77%	3.23%	–1.77%
October 31, 2016	200	600	10.25	6.25	6.42	2.42	3.09	–0.78
October 31, 2017	206	506	15.76	12.76	9.71	6.71	3.09	0.27
October 31, 2018	213	513	21.55	18.55	13.10	10.10	3.09	0.36
October 31, 2019	219	419	27.63	25.63	16.59	14.59	3.09	1.32
October 31, 2020	226	326	34.01	33.01	20.20	19.20	3.09	2.23
October 31, 2021	233	233	40.71	40.71	23.91	23.91	3.09	3.09
October 31, 2022	240	240	47.75	47.75	27.74	27.74	3.09	3.09
October 31, 2023	179	179	55.13	55.13	32.36	32.36	3.62	3.62
October 31, 2024	186	186	62.89	62.89	37.15	37.15	3.62	3.62

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$103	5.00%	3.99%	3.99%
October 31, 2016	118	10.25	8.04	3.89
October 31, 2017	122	15.76	12.24	3.89
October 31, 2018	127	21.55	16.60	3.89
October 31, 2019	132	27.63	21.14	3.89
October 31, 2020	137	34.01	25.85	3.89
October 31, 2021	142	40.71	30.75	3.89
October 31, 2022	148	47.75	35.83	3.89
October 31, 2023	154	55.13	41.12	3.89
October 31, 2024	160	62.89	46.61	3.89

152	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$625	–0.51%	–1.50%	–1.50%	$157	5.00%	3.46%	3.46%
October 31, 2016	109	4.46	2.35	3.91	165	10.25	7.01	3.43
October 31, 2017	114	9.68	6.36	3.91	171	15.76	10.68	3.43
October 31, 2018	118	15.17	10.51	3.91	177	21.55	14.48	3.43
October 31, 2019	123	20.93	14.84	3.91	183	27.63	18.40	3.43
October 31, 2020	128	26.97	19.33	3.91	189	34.01	22.46	3.43
October 31, 2021	133	33.32	23.99	3.91	196	40.71	26.66	3.43
October 31, 2022	138	39.99	28.84	3.91	202	47.75	31.01	3.43
October 31, 2023	143	46.99	33.88	3.91	209	55.13	35.50	3.43
October 31, 2024	149	54.34	39.11	3.91	216	62.89	40.15	3.43

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$257	4.00%	2.46%	2.46%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$157	$657	5.00%	0.00%	3.46%	–1.54%	3.46%	–1.54%
October 31, 2016	169	569	10.25	6.25	6.97	2.97	3.39	–0.48
October 31, 2017	175	475	15.76	12.76	10.59	7.59	3.39	0.59
October 31, 2018	181	481	21.55	18.55	14.34	11.34	3.39	0.68
October 31, 2019	187	387	27.63	25.63	18.22	16.22	3.39	1.64
October 31, 2020	194	294	34.01	33.01	22.23	21.23	3.39	2.54
October 31, 2021	200	200	40.71	40.71	26.37	26.37	3.39	3.39
October 31, 2022	207	207	47.75	47.75	30.65	30.65	3.39	3.39
October 31, 2023	145	145	55.13	55.13	35.76	35.76	3.91	3.91
October 31, 2024	151	151	62.89	62.89	41.07	41.07	3.91	3.91

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$81	5.00%	4.21%	4.21%
October 31, 2016	84	10.25	8.60	4.21
October 31, 2017	88	15.76	13.17	4.21
October 31, 2018	91	21.55	17.93	4.21
October 31, 2019	95	27.63	22.90	4.21
October 31, 2020	99	34.01	28.07	4.21
October 31, 2021	103	40.71	33.46	4.21
October 31, 2022	108	47.75	39.08	4.21
October 31, 2023	112	55.13	44.94	4.21
October 31, 2024	117	62.89	51.04	4.21

NOVEMBER 1, 2014	153

Additional Fee and Expense Information (continued)

JPMorgan Equity Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$569	–0.51%	–0.94%	–0.94%	$122	5.00%	3.80%	3.80%
October 31, 2016	92	4.46	3.11	4.09	150	10.25	7.52	3.58
October 31, 2017	96	9.68	7.33	4.09	155	15.76	11.37	3.58
October 31, 2018	100	15.17	11.72	4.09	161	21.55	15.35	3.58
October 31, 2019	104	20.93	16.29	4.09	167	27.63	19.48	3.58
October 31, 2020	108	26.97	21.05	4.09	173	34.01	23.76	3.58
October 31, 2021	112	33.32	26.00	4.09	179	40.71	28.19	3.58
October 31, 2022	117	39.99	31.15	4.09	185	47.75	32.78	3.58
October 31, 2023	122	46.99	36.51	4.09	192	55.13	37.53	3.58
October 31, 2024	127	54.34	42.10	4.09	199	62.89	42.46	3.58

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$122	$622	5.00%	0.00%	3.80%	–1.20%	3.80%	–1.20%
October 31, 2016	154	554	10.25	6.25	7.47	3.47	3.54	–0.31
October 31, 2017	160	460	15.76	12.76	11.28	8.28	3.54	0.75
October 31, 2018	165	465	21.55	18.55	15.22	12.22	3.54	0.84
October 31, 2019	171	371	27.63	25.63	19.30	17.30	3.54	1.80
October 31, 2020	177	277	34.01	33.01	23.52	22.52	3.54	2.70
October 31, 2021	184	184	40.71	40.71	27.89	27.89	3.54	3.54
October 31, 2022	190	190	47.75	47.75	32.42	32.42	3.54	3.54
October 31, 2023	123	123	55.13	55.13	37.84	37.84	4.09	4.09
October 31, 2024	128	128	62.89	62.89	43.47	43.47	4.09	4.09

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$20	5.00%	4.80%	4.80%
October 31, 2016	70	10.25	9.36	4.35
October 31, 2017	73	15.76	14.12	4.35
October 31, 2018	76	21.55	19.08	4.35
October 31, 2019	79	27.63	24.26	4.35
October 31, 2020	83	34.01	29.67	4.35
October 31, 2021	86	40.71	35.31	4.35
October 31, 2022	90	47.75	41.19	4.35
October 31, 2023	94	55.13	47.33	4.35
October 31, 2024	98	62.89	53.74	4.35

154	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$626	–0.51%	–1.51%	–1.51%	$158	5.00%	3.45%	3.45%
October 31, 2016	121	4.46	2.23	3.79	178	10.25	6.87	3.31
October 31, 2017	126	9.68	6.10	3.79	184	15.76	10.41	3.31
October 31, 2018	131	15.17	10.12	3.79	190	21.55	14.07	3.31
October 31, 2019	136	20.93	14.29	3.79	196	27.63	17.84	3.31
October 31, 2020	141	26.97	18.63	3.79	202	34.01	21.74	3.31
October 31, 2021	146	33.32	23.12	3.79	209	40.71	25.77	3.31
October 31, 2022	152	39.99	27.79	3.79	216	47.75	29.94	3.31
October 31, 2023	158	46.99	32.63	3.79	223	55.13	34.24	3.31
October 31, 2024	164	54.34	37.66	3.79	231	62.89	38.68	3.31

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$258	4.00%	2.45%	2.45%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$158	$658	5.00%	0.00%	3.45%	–1.55%	3.45%	–1.55%
October 31, 2016	178	578	10.25	6.25	6.87	2.87	3.31	–0.56
October 31, 2017	184	484	15.76	12.76	10.41	7.41	3.31	0.50
October 31, 2018	190	490	21.55	18.55	14.07	11.07	3.31	0.59
October 31, 2019	196	396	27.63	25.63	17.84	15.84	3.31	1.56
October 31, 2020	202	302	34.01	33.01	21.74	20.74	3.31	2.46
October 31, 2021	209	209	40.71	40.71	25.77	25.77	3.31	3.31
October 31, 2022	216	216	47.75	47.75	29.94	29.94	3.31	3.31
October 31, 2023	160	160	55.13	55.13	34.86	34.86	3.79	3.79
October 31, 2024	166	166	62.89	62.89	39.97	39.97	3.79	3.79

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$92	5.00%	4.10%	4.10%
October 31, 2016	97	10.25	8.36	4.09
October 31, 2017	101	15.76	12.79	4.09
October 31, 2018	105	21.55	17.40	4.09
October 31, 2019	109	27.63	22.20	4.09
October 31, 2020	113	34.01	27.20	4.09
October 31, 2021	118	40.71	32.41	4.09
October 31, 2022	123	47.75	37.82	4.09
October 31, 2023	128	55.13	43.46	4.09
October 31, 2024	133	62.89	49.32	4.09

NOVEMBER 1, 2014	155

Additional Fee and Expense Information (continued)

JPMorgan Large Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$615	–0.51%	–1.39%	–1.39%	$148	5.00%	3.55%	3.55%
October 31, 2016	109	4.46	2.47	3.92	170	10.25	7.06	3.39
October 31, 2017	113	9.68	6.49	3.92	175	15.76	10.69	3.39
October 31, 2018	117	15.17	10.66	3.92	181	21.55	14.44	3.39
October 31, 2019	122	20.93	15.00	3.92	187	27.63	18.32	3.39
October 31, 2020	127	26.97	19.51	3.92	194	34.01	22.33	3.39
October 31, 2021	132	33.32	24.19	3.92	200	40.71	26.48	3.39
October 31, 2022	137	39.99	29.06	3.92	207	47.75	30.77	3.39
October 31, 2023	142	46.99	34.12	3.92	214	55.13	35.20	3.39
October 31, 2024	148	54.34	39.38	3.92	221	62.89	39.78	3.39

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$248	4.00%	2.55%	2.55%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$148	$648	5.00%	0.00%	3.55%	–1.45%	3.55%	–1.45%
October 31, 2016	173	573	10.25	6.25	7.03	3.03	3.36	–0.50
October 31, 2017	178	478	15.76	12.76	10.63	7.63	3.36	0.56
October 31, 2018	184	484	21.55	18.55	14.34	11.34	3.36	0.65
October 31, 2019	191	391	27.63	25.63	18.18	16.18	3.36	1.61
October 31, 2020	197	297	34.01	33.01	22.16	21.16	3.36	2.51
October 31, 2021	204	204	40.71	40.71	26.26	26.26	3.36	3.36
October 31, 2022	211	211	47.75	47.75	30.50	30.50	3.36	3.36
October 31, 2023	144	144	55.13	55.13	35.62	35.62	3.92	3.92
October 31, 2024	149	149	62.89	62.89	40.93	40.93	3.92	3.92

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$80	5.00%	4.22%	4.22%
October 31, 2016	83	10.25	8.62	4.22
October 31, 2017	87	15.76	13.20	4.22
October 31, 2018	90	21.55	17.98	4.22
October 31, 2019	94	27.63	22.96	4.22
October 31, 2020	98	34.01	28.15	4.22
October 31, 2021	102	40.71	33.55	4.22
October 31, 2022	106	47.75	39.19	4.22
October 31, 2023	111	55.13	45.06	4.22
October 31, 2024	116	62.89	51.19	4.22

156	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$616	–0.51%	–1.40%	–1.40%	$147	5.00%	3.56%	3.56%
October 31, 2016	110	4.46	2.45	3.91	165	10.25	7.11	3.43
October 31, 2017	114	9.68	6.46	3.91	171	15.76	10.79	3.43
October 31, 2018	118	15.17	10.62	3.91	177	21.55	14.59	3.43
October 31, 2019	123	20.93	14.95	3.91	183	27.63	18.52	3.43
October 31, 2020	128	26.97	19.44	3.91	189	34.01	22.58	3.43
October 31, 2021	133	33.32	24.11	3.91	196	40.71	26.79	3.43
October 31, 2022	138	39.99	28.96	3.91	202	47.75	31.13	3.43
October 31, 2023	143	46.99	34.01	3.91	209	55.13	35.63	3.43
October 31, 2024	149	54.34	39.24	3.91	217	62.89	40.28	3.43

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2015) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$247	4.00%	2.56%	2.56%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2015	$147	$647	5.00%	0.00%	3.56%	–1.44%	3.56%	–1.44%
October 31, 2016	166	566	10.25	6.25	7.10	3.10	3.42	–0.44
October 31, 2017	172	472	15.76	12.76	10.76	7.76	3.42	0.62
October 31, 2018	178	478	21.55	18.55	14.55	11.55	3.42	0.71
October 31, 2019	184	384	27.63	25.63	18.47	16.47	3.42	1.67
October 31, 2020	190	290	34.01	33.01	22.52	21.52	3.42	2.58
October 31, 2021	197	197	40.71	40.71	26.71	26.71	3.42	3.42
October 31, 2022	204	204	47.75	47.75	31.05	31.05	3.42	3.42
October 31, 2023	146	146	55.13	55.13	36.17	36.17	3.91	3.91
October 31, 2024	151	151	62.89	62.89	41.49	41.49	3.91	3.91

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$78	5.00%	4.24%	4.24%
October 31, 2016	83	10.25	8.64	4.22
October 31, 2017	87	15.76	13.22	4.22
October 31, 2018	90	21.55	18.00	4.22
October 31, 2019	94	27.63	22.98	4.22
October 31, 2020	98	34.01	28.17	4.22
October 31, 2021	102	40.71	33.58	4.22
October 31, 2022	106	47.75	39.22	4.22
October 31, 2023	111	55.13	45.09	4.22
October 31, 2024	116	62.89	51.21	4.22

NOVEMBER 1, 2014	157

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Equity Income Fund, Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund, is 811-21295.

Investment Company Act File No. for Equity Income Fund, Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund is 811-4236.

©JPMorgan Chase & Co. 2014. All rights reserved. November 2014. PR-LCEABCS-1114-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class R2, Class R5 & Class R6 Shares

November 1, 2014, as supplemented April 28, 2015

JPMorgan Disciplined Equity Fund

Class/Ticker: R6/JDEUX

JPMorgan Dynamic Growth Fund

Class/Ticker: R5/DGFRX

JPMorgan Equity Income Fund

Class/Ticker: R2/OIEFX; R5/OIERX; R6/OIEJX

JPMorgan Growth Advantage Fund

Class/Ticker: R5/JGVRX; R6/JGVVX

JPMorgan Hedged Equity Fund

Class/Ticker: R5/JHQPX; R6/JHQRX

JPMorgan Intrepid America Fund

Class/Ticker: R2/JIAZX; R5/JIARX

JPMorgan Intrepid Growth Fund

Class/Ticker: R2/JIGZX; R5/JGIRX

JPMorgan Intrepid Value Fund

Class/Ticker: R2/JIVZX; R5/JIVRX; R6/JIVMX

JPMorgan Large Cap Growth Fund

Class/Ticker: R2/JLGZX; R5/ JLGRX; R6/JLGMX

JPMorgan Large Cap Value Fund

Class/Ticker: R2/JLVZX; R5/JLVRX; R6/JLVMX

JPMorgan Market Expansion Enhanced Index Fund

Class/Ticker: R2/JMEZX

JPMorgan Mid Cap Equity Fund*

Class/Ticker: R2/JMCEX; R5/JMEEX; R6/JPPEX

JPMorgan Mid Cap Growth Fund

Class/Ticker: R2/JMGZX; R5/JMGFX; R6/JMGMX

JPMorgan Mid Cap Value Fund*

Class/Ticker: R2/JMVZX

JPMorgan Small Cap Equity Fund*

Class/Ticker: R2/JSEZX; R5/JSERX

JPMorgan Small Cap Growth Fund*

Class/Ticker: R2/JSGZX; R6/JGSMX

JPMorgan Small Cap Value Fund

Class/Ticker: R2/JSVZX; R5/JSVRX; R6/JSVUX

JPMorgan U.S. Equity Fund

Class/Ticker: R2/JUEZX; R5/JUSRX; R6/JUEMX

JPMorgan U.S. Large Cap Core Plus Fund*

Class/Ticker: R2/JLPZX; R5/JCPRX

JPMorgan U.S. Research Equity Plus Fund

Class/Ticker: R2/JEPZX; R5/JEPRX; R6/JEPMX

JPMorgan U.S. Small Company Fund

Class/Ticker: R2/JSCZX; R6/JUSMX

*	Closed to new investors.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Disciplined Equity Fund

Class/Ticker: R6/JDEUX

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.10
Shareholder Service Fees	NONE
Remainder of Other Expenses[1]	0.10

Total Annual Fund Operating Expenses	0.35

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	36	113	197	443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

NOVEMBER 1, 2014	1

JPMorgan Disciplined Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk, and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

2	J.P. MORGAN U.S. EQUITY FUNDS

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	16.85%
Worst Quarter	4th quarter, 2008	–21.36%

The Fund’s year-to-date total return through 9/30/14 was 9.77%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	34.25%	19.38%	8.02%
Return After Taxes on Distributions	30.85	18.25	7.37
Return After Taxes on Distributions and Sale of Fund Shares	20.08	15.52	6.41
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2002	Managing Director
Steven G. Lee	2013	Managing Director
Aryeh Glatter	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

NOVEMBER 1, 2014	3

JPMorgan Disciplined Equity Fund (continued)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Growth Fund

Class/Ticker: R5/DGFRX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.24
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.19
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.85
Fee Waivers and Expense Reimbursements[1]	(0.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75

1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.74% of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	77	261	462	1,040

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

NOVEMBER 1, 2014	5

JPMorgan Dynamic Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests in a focused portfolio of equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund is non-diversified.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may also trade at higher multiples of current earnings, compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

6	J.P. MORGAN U.S. EQUITY FUNDS

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Subsequent to the inception of the Fund on 11/30/07 until 8/6/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Unlike the other index, the Lipper index does include the expense of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	21.67%
Worst Quarter	4th quarter, 2008	–24.66%

The Fund’s year-to-date total return through 9/30/14 was 0.93%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/07)
CLASS R5 SHARES
Return Before Taxes	45.83%	23.16%	8.66%
Return After Taxes on Distributions	45.83	23.16	8.66
Return After Taxes on Distributions and Sale of Fund Shares	25.94	19.11	6.90
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.48
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	19.43	6.00

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	7

JPMorgan Dynamic Growth Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Greg Luttrell	2007	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund

Class/Ticker: R2/OIEFX; R5/OIERX; R6/OIEJX

What is the goal of the Fund?

The Fund seeks capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.49	0.19	0.11
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.24	0.14	0.11

Total Annual Fund Operating Expenses	1.39	0.59	0.51
Fee Waivers and Expense Reimbursements[2]	(0.10)	NONE	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.29	0.59	0.51

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.29%, 0.59% and 0.54%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	131	430	751	1,660
CLASS R5 SHARES ($)	60	189	329	738
CLASS R6 SHARES ($)	52	164	285	640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

NOVEMBER 1, 2014	9

JPMorgan Equity Income Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably.

These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Smaller Cap Company Risk. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for

10	J.P. MORGAN U.S. EQUITY FUNDS

real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Russell 1000® Value Index and the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R2 and Class R5 Shares is based on the performance of the Select Class Shares prior to their inception. The performance in the table for the Class R6 Shares is based on the performance of the Fund’s Class R5 and Select Class Shares prior to the inception of the Class R6 Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	13.10%
Worst Quarter	4th quarter, 2008	–17.96%

The Fund’s year-to-date total return through 9/30/14 was 7.00%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	31.85%	17.67%	8.73%
Return After Taxes on Distributions	30.64	17.04	7.09
Return After Taxes on Distributions and Sale of Fund Shares	18.90	14.37	7.11
CLASS R2 SHARES
Return Before Taxes	30.90	16.99	8.20
CLASS R6 SHARES
Return Before Taxes	31.81	17.68	8.73
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	28.70	16.23	7.17

After-tax returns are only shown for Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	11

JPMorgan Equity Income Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Clare Hart	2004	Managing Director
Jonathan K.L. Simon	2004	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Growth Advantage Fund

Class/Ticker: R5/JGVRX; R6/JGVVX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.17	0.13
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses[1]	0.12	0.13

Total Annual Fund Operating Expenses	0.82	0.78

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	84	262	455	1,014
CLASS R6 SHARES ($)	80	249	433	966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

NOVEMBER 1, 2014	13

JPMorgan Growth Advantage Fund (continued)

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

14	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years, and ten years. The table compares that performance to the Russell 3000® Growth Index and the Lipper Multi-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The Fund’s performance prior to 8/17/05 may be less pertinent for investors considering whether to purchase shares of the Fund because prior to that time the Fund operated as a mid cap growth fund pursuant to a different investment objective and different investment policies. The performance for the Class R5 Shares is based on the performance of the Select Class and Class A Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. The performance in the table for Class R6 Shares is based on the performance of Class R5, Select Class and Class A Shares prior to the inception of the Class R6 Shares. The actual returns of Class R6 Shares would have been different because Class R6 Shares have different expenses than the prior classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	19.79%
Worst Quarter	4th quarter, 2008	–22.93%

The Fund’s year-to-date total return through 9/30/14 was 4.58%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	44.97%	22.66%	11.62%
Return After Taxes on Distributions	43.12	22.32	11.47
Return After Taxes on Distributions and Sale of Fund Shares	26.38	18.61	9.68
CLASS R6 SHARES
Return Before Taxes	44.97	22.66	11.62
RUSSELL 3000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	34.23	20.56	7.95
LIPPER MULTI-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	36.52	20.53	8.15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Parton	2002	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

NOVEMBER 1, 2014	15

JPMorgan Growth Advantage Fund (continued)

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Hedged Equity Fund

Class/Ticker: R5/JHQPX; R6/JHQRX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	8.85	8.80
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses	8.80	8.80

Total Annual Fund Operating Expenses	9.10	9.05
Fee Waivers and Expense Reimbursements[1]	(8.70)	(8.70)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.40	0.35

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.40% and 0.35%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	41	1,867	3,547	7,180
CLASS R6 SHARES ($)	36	1,854	3,528	7,154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolios turnover rate was 36% of the average value of its portfolio.

NOVEMBER 1, 2014	17

JPMorgan Hedged Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 500 Index, its primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalization of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. Because each stock’s weighting in the Fund is controlled relative to that stock’s weight in the S&P 500 Index, the Fund’s weighted average market capitalization will be close to that of the S&P 500 Index.

The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, which is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection, however, is limited as compared to just owning a put option. Writing index call options is intended to provide income which substantially offsets the cost of the put option spread, but it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs.

In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call

18	J.P. MORGAN U.S. EQUITY FUNDS

option that substantially offsets the cost of the put option spread. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Strategy Risk. The Fund’s combination of a diversified equity portfolio, with the Put/Spread Collar options overlay strategy is designed to provide greater market protection than other equity investments, but may not always do so, particularly in rising equity markets when the Fund is expected to underperform traditional equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets.

Options Risk. Options can be used to acquire or transfer the risk and returns of a security or other asset without buying or selling the security or asset. The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including options and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility or increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the

NOVEMBER 1, 2014	19

JPMorgan Hedged Equity Fund (continued)

adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or anyother government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 13, 2013 and, therefore, has limited reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Hamilton Reiner	2013	Managing Director
Raffaele Zingone	2013	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

For Class R6 Shares
To establish an account
$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid America Fund

Class/Ticker: R2/JIAZX; R5/JIARX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.39	0.14
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses[1]	0.14	0.09
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.30	0.55

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 11/4/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	132	412	713	1,568
CLASS R5 SHARES ($)	56	176	307	689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

NOVEMBER 1, 2014	21

JPMorgan Intrepid America Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the S&P 500 Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

22	J.P. MORGAN U.S. EQUITY FUNDS

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interest. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the S&P 500 Index, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 Shares is based on the performance of the Select Class Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance in the table for Class R2 Shares is based on the performance of Class A and Select Class Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	17.91%
Worst Quarter	4th quarter, 2008	–22.13%

The Fund’s year-to-date total return through 9/30/14 was 9.86%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	34.79%	18.63%	7.88%
Return After Taxes on Distributions	34.42	18.34	7.53
Return After Taxes on Distributions and Sale of Fund Shares	19.99	15.22	6.43
CLASS R2 SHARES
Return Before Taxes	33.88	17.81	7.34
S&P 500 INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
RUSSELL 1000® INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	33.11	18.59	7.78
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

1	Effective 11/1/14, the Fund’s benchmark changed from the Russell 1000 Index to the S&P 500 Index because the adviser believes the S&P 500 Index is more representative of benchmarks for large cap funds.

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax

NOVEMBER 1, 2014	23

JPMorgan Intrepid America Fund (continued)

returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Growth Fund

Class/Ticker: R2/JIGZX; R5/JGIRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.44	0.21
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses[1]	0.19	0.16
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.45	0.72
Fee Waivers and Expense Reimbursements[2]	(0.27)	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.18	0.49

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R2 and Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.17% and 0.48%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	120	432	767	1,712
CLASS R5 SHARES ($)	50	207	378	873

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

NOVEMBER 1, 2014	25

JPMorgan Intrepid Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Russell 1000 Growth Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Company Risk. Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so

26	J.P. MORGAN U.S. EQUITY FUNDS

the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interest. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 Shares is based on the performance of the Select Class Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance in the table for Class R2 Shares is based on the performance of Class A and Select Class Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	15.79%
Worst Quarter	4th quarter, 2008	–22.08%

The Fund’s year-to-date total return through 9/30/14 was 10.51%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	34.50%	19.83%	8.23%
Return After Taxes on Distributions	34.22	19.63	7.72
Return After Taxes on Distributions and Sale of Fund Shares	19.75	16.24	6.55
CLASS R2 SHARES
Return Before Taxes	33.63	18.99	7.70
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.83
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	19.43	7.08

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	27

JPMorgan Intrepid Growth Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Value Fund

Class/Ticker: R2/JIVZX; R5/JIVRX; R6/JIVMX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.52	0.18	0.12
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.27	0.13	0.12
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.43	0.59	0.53
Fee Waivers and Expense Reimbursements[3]	(0.34)	(0.10)	(0.09)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.09	0.49	0.44

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” have been adjusted to remove the expense impact of a business development company (a “BDC”) held during the prior fiscal year. The Fund will not own BDCs during the current fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.08%, 0.48% and 0.43%, respectively, of their average daily net assets. This contract can- not be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	111	419	749	1,684
CLASS R5 SHARES ($)	50	179	319	728
CLASS R6 SHARES ($)	45	161	287	656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

NOVEMBER 1, 2014	29

JPMorgan Intrepid Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Russell 1000 Value Index. In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid Cap Company Risk. Because the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended

30	J.P. MORGAN U.S. EQUITY FUNDS

benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interest. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 Shares is based on the performance of the Select Class Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance in the table for Class R2 Shares is based on the performance of Class A and Select Class Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A and Select Class Shares. The performance for Class R6 Shares is based on the performance of Class R5 and Select Class Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	18.46%
Worst Quarter	4th quarter, 2008	–22.70%

The Fund’s year-to-date total return through 9/30/14 was 8.78%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	35.68%	17.66%	8.65%
Return After Taxes on Distributions	35.18	17.30	8.14
Return After Taxes on Distributions and Sale of Fund Shares	20.53	14.35	7.02
CLASS R2 SHARES
Return Before Taxes	34.83	16.91	8.14
CLASS R6 SHARES
Return Before Taxes	35.74	17.69	8.66
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	33.24	16.36	6.84

NOVEMBER 1, 2014	31

JPMorgan Intrepid Value Fund (continued)

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2012	Managing Director
Jason Alonzo	2005	Executive Director
Pavel Vaynshtok	2012	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

Class/Ticker: R2/JLGZX; R5/JLGRX; R6/JLGMX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.50	0.21	0.11
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.25	0.16	0.11

Total Annual Fund Operating Expenses	1.50	0.71	0.61
Fee Waivers and Expense Reimbursements[2]	(0.20)	(0.01)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.30	0.70	0.61

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 0.70% and 0.65%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	132	454	800	1,773
CLASS R5 SHARES ($)	72	226	394	882
CLASS R6 SHARES ($)	62	195	340	762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

NOVEMBER 1, 2014	33

JPMorgan Large Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the last reconstitution of the Russell 1000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $560 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

34	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for Class R2 and Class R5 Shares is based on the performance of Select Class Shares prior to their inception. The performance of Class R6 Shares is based on the performance of Class R5 and Select Class Shares prior to the inception of Class R6 Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares (and Class R5 Shares with respect to Class R6 Shares). Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2010	17.20%
Worst Quarter	4th quarter, 2008	–21.53%

The Fund’s year-to-date total return through 9/30/14 was 5.51%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	33.00%	20.62%	8.57%
Return After Taxes on Distributions	32.97	20.58	8.55
Return After Taxes on Distributions and Sale of Fund Shares	18.69	16.91	7.03
CLASS R2 SHARES
Return Before Taxes	32.15	19.87	7.96
CLASS R6 SHARES
Return Before Taxes	33.03	20.67	8.59
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.48	20.39	7.83
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	35.41	19.43	7.08

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Giri Devulapally	2004	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

NOVEMBER 1, 2014	35

JPMorgan Large Cap Growth Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

Class/Ticker: R2/JLVZX; R5/JLVRX; R6/JLVMX

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.65	0.18	0.13
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.40	0.13	0.13

Total Annual Fund Operating Expenses	1.55	0.58	0.53
Fee Waivers and Expense Reimbursements[2]	(0.35)	NONE	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.20	0.58	0.53

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20%, 0.60% and 0.55%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	122	455	812	1,816
CLASS R5 SHARES ($)	59	186	324	726
CLASS R6 SHARES ($)	54	170	296	665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

NOVEMBER 1, 2014	37

JPMorgan Large Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the last reconstitution of the Russell 1000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $432 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital

38	J.P. MORGAN U.S. EQUITY FUNDS

gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 and Class R2 Shares is based on the performance of the Select Class Shares prior to their inception. The performance for the Class R6 Shares is based on the performance of Class R5 and Select Class Shares prior to the inception of Class R6 Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares (and Class R5 Shares with respect to Class R6 Shares). Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	21.51%
Worst Quarter	4th quarter, 2008	–20.52%

The Fund’s year-to-date total return through 9/30/14 was 7.83%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	36.16%	17.83%	7.09%
Return After Taxes on Distributions	34.68	17.35	5.91
Return After Taxes on Distributions and Sale of Fund Shares	21.49	14.48	5.61
CLASS R2 SHARES
Return Before Taxes	35.31	17.08	6.40
CLASS R6 SHARES
Return Before Taxes	36.23	17.86	7.10
RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.53	16.67	7.58
LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	33.24	16.36	6.84

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	39

JPMorgan Large Cap Value Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2013	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Enhanced Index Fund

Class/Ticker: R2/JMEZX

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.51
Shareholder Service Fees	0.25
Remainder of Other Expenses[1]	0.26
Acquired Fund Fees and Expenses	0.06

Total Annual Fund Operating Expenses	1.32
Fee Waivers and Expense Reimbursements[2]	(0.34)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.98

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.92% of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	100	385	691	1,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

NOVEMBER 1, 2014	41

JPMorgan Market Expansion Enhanced Index Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index1. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. These securities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund uses an enhanced index strategy that seeks to provide investment results that correspond to or incrementally exceed the total return performance of the S&P 1000 Index. In managing the Fund, the adviser employs a process that ranks S&P 1000 Index stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency within constraints on sector and industry weights and position sizes. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer included in the S&P 1000 Index.

1	“S&P 1000 Index,” is a registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The S&P 1000 Index is a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 and the Standard & Poor’s MidCap 400 Indexes.

The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Index Investing Risk. Because the Fund uses an enhanced index strategy, securities may be purchased, retained and sold by the Fund at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Smaller Cap Company Risk. Investments in mid cap and small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interest. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

42	J.P. MORGAN U.S. EQUITY FUNDS

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the S&P 1000 Index and the Lipper Small-Cap Core Funds Index and Lipper Mid-Cap Core Funds Index, both of which are indexes based on the total returns of certain small cap and mid cap mutual funds within small cap and mid cap fund categories, respectively, as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in the indexes. The performance for Class R2 Shares is based on the performance of Select Class Shares prior to the inception of the Class R2 Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	20.26%
Worst Quarter	4th quarter, 2008	–25.97%

The Fund’s year-to-date total return through 9/30/14 was 1.77%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	35.70%	20.71%	9.51%
S&P 1000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	35.87	21.70	10.43
LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	36.13	20.75	9.33
LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	35.04	20.68	9.14

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Dennis S. Ruhl	2013	Managing Director
Phillip D. Hart	2013	Executive Director

NOVEMBER 1, 2014	43

JPMorgan Market Expansion Enhanced Index Fund (continued)

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Equity Fund

Class/Ticker: R2/JMCEX; R5/JMEEX; R6/JPPEX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Mid Cap Equity Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund’s objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.40	0.11	0.06
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.15	0.06	0.06
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.56	0.77	0.72
Fee Waivers and Expense Reimbursements[2]	(0.05)	NONE	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.51	0.77	0.72
1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	483	840	1,848
CLASS R5 SHARES ($)	79	246	428	954
CLASS R6 SHARES ($)	74	230	401	894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

NOVEMBER 1, 2014	45

JPMorgan Mid Cap Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. As of the last reconstitution of the Russell Midcap Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that it believes either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing shareholder value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

46	J.P. MORGAN U.S. EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2, Class R5 and Class R6 Shares commenced operations on March 14, 2014, the bar chart shows how the performance of the Fund’s Select Class Shares, which are offered in a different prospectus, has varied from year to year for the past ten calendar years. The table also shows the average annual total returns over the past one year, five years and ten years of the Fund’s Select Class Shares. During the period, the actual returns of the Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Select Class Shares. The actual returns of the Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares. The table compares that performance to the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within mid cap funds category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	17.24%
Worst Quarter	4th quarter, 2008	–24.38%

The Fund’s year-to-date total return through 9/30/14 for the Select Class Shares was 6.05%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	36.74%	21.42%	10.29%
Return After Taxes on Distributions	33.58	20.73	8.91
Return After Taxes on Distributions and Sale of Fund Shares	22.33	17.46	8.22
RUSSELL MIDCAP INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	34.76	22.36	10.22
LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	35.04	20.68	9.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2002	Managing Director
Timothy Parton	2010	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are not generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans, approved brokerage programs, shareholders of the JPMorgan Mid Cap Core Fund who received shares of the Fund upon completion of a reorganization between the two Funds and other J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the Mid Cap Equity Fund is publicly offered on a limited basis?” in the prospectus.

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

NOVEMBER 1, 2014	47

JPMorgan Mid Cap Equity Fund (continued)

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Growth Fund

Class/Ticker: R2/JMGZX; R5/JMGFX; R6/JMGMX

What is the goal of the Fund?

The Fund seeks growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.50	0.24	0.13
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.25	0.19	0.13

Total Annual Fund Operating Expenses	1.65	0.89	0.78
Fee Waivers and Expense Reimbursements[2]	(0.25)	(0.10)	(0.04)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.40	0.79	0.74

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40%, 0.79% and 0.74%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	143	496	873	1,934
CLASS R5 SHARES ($)	81	274	483	1,087
CLASS R6 SHARES ($)	76	245	429	962

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

NOVEMBER 1, 2014	49

JPMorgan Mid Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of the last reconstitution of the Russell Midcap Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

50	J.P. MORGAN U.S. EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class R2, Class R5 and Class R6 Shares is based on the performance of the Select Class Shares prior to their inception. The actual returns of Class R5 and Class R6 Shares would be different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	18.06%
Worst Quarter	4th quarter, 2008	–27.10%

The Fund’s year-to-date total return through 9/30/14 was 5.73%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	42.59%	22.93%	9.93%
Return After Taxes on Distributions	39.38	21.85	8.67
Return After Taxes on Distributions and Sale of Fund Shares	26.52	18.90	8.07
CLASS R5 SHARES
Return Before Taxes	42.53	22.91	9.92
CLASS R2 SHARES
Return Before Taxes	41.68	22.25	9.40
RUSSELL MIDCAP® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	35.74	23.37	9.77
LIPPER MID-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	36.52	21.31	9.49

After-tax returns are shown only for the Class R6 Shares, and after tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Parton	2004	Managing Director

Purchase and Sale of Fund Shares

There are no maximum or minimum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

NOVEMBER 1, 2014	51

JPMorgan Mid Cap Growth Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

Class/Ticker: R2/JMVZX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.52
Shareholder Service Fees	0.25
Remainder of Other Expenses [1]	0.27
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.68
Fee Waivers and Expense Reimbursements[2]	(0.17)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.51

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’
deferred compensation plan) exceeds 1.50% of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	513	897	1,973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

NOVEMBER 1, 2014	53

JPMorgan Mid Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit- worthiness of REIT issuers. The Fund, will indirectly bear its

54	J.P. MORGAN U.S. EQUITY FUNDS

proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index and Lipper Multi-Cap Core Funds Index, which are indexes based on the total returns of certain mutual funds within mid cap and multi cap fund categories, respectively, as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in the indexes. The performance in the table for Class R2 Shares is based on the performance of Class A Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	17.86%
Worst Quarter	4th quarter, 2008	–21.70%

The Fund’s year-to-date total return through 9/30/14 was 5.79%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	30.99%	19.64%	9.86%
RUSSELL MIDCAP® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	33.46	21.16	10.25
LIPPER MID-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	36.38	21.24	9.42
LIPPER MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	32.58	18.75	7.72

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	1997	Managing Director
Lawrence E. Playford	2004	Managing Director
Gloria H. Fu	2006	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group

NOVEMBER 1, 2014	55

JPMorgan Mid Cap Value Fund (continued)

retirement plans, fee-based advisory programs and J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares — What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?” in the prospectus.

There are no maximum or minimum purchase requirements with respect to Class R2 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund

Class/Ticker: R2/JSEZX, R5/JSERX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.61	0.20
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses[1]	0.36	0.15
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.77	0.86
Fee Waivers and Expense Reimbursements[2]	(0.21)	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.56	0.81

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.55% and 0.80%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	159	537	940	2,067
CLASS R5 SHARES ($)	83	269	472	1,056

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

NOVEMBER 1, 2014	57

JPMorgan Small Cap Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. As of the last reconstitution of the Russell 2000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flow generation with management committed to increasing intrinsic value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Small Cap Company Risk. Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the

58	J.P. MORGAN U.S. EQUITY FUNDS

past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 Shares is based on the performance of the Select Class Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance in the table for Class R2 Shares is based on the performance of Class A Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.81%
Worst Quarter	4th quarter, 2008	–18.76%

The Fund’s year-to-date total return through 9/30/14 was –1.07%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	36.44%	22.79%	13.72%
Return After Taxes on Distributions	34.62	21.62	12.49
Return After Taxes on Distributions and Sale of Fund Shares	21.84	18.70	11.29
CLASS R2 SHARES
Return Before Taxes	35.41	21.88	13.00
RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	38.82	20.08	9.07
LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	36.13	20.75	9.33

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Don San Jose	2007	Managing Director
Daniel J. Percella	2014	Executive Director

NOVEMBER 1, 2014	59

JPMorgan Small Cap Equity Fund (continued)

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans can continue to purchase shares as described in “Purchasing Fund Shares-What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” in the prospectus.

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

Class/Ticker: R2/JSGZX; R6/JGSMX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Growth Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.63	0.13
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses[1]	0.38	0.13
Acquired Fund Fees and Expenses	0.18	0.18

Total Annual Fund Operating Expenses	1.96	0.96
Fee Waivers and Expense Reimbursements[2]	(0.28)	(0.03)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.68	0.93

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R6
Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 0.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	171	588	1,031	2,263
CLASS R6 SHARES ($)	95	303	528	1,175

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

NOVEMBER 1, 2014	61

JPMorgan Small Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. As of the last reconstitution of the Russell 2000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Small Cap Company Risk. Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

62	J.P. MORGAN U.S. EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Growth Index and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance in the table for Class R2 Shares is based on the performance of Class A Shares prior to the inception of the Class R2 Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 Shares and Class A Shares. The performance in the table for the Class R6 Shares is based on the performance of the Fund’s Institutional Class and Select Class Shares prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.01%
Worst Quarter	4th quarter, 2008	–25.97%

The Fund’s year-to-date total return through 9/30/14 was –9.01%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	48.70%	24.94%	11.35%
Return After Taxes on Distributions	45.33	23.98	9.95
Return After Taxes on Distributions and Sale of Fund Shares	29.69	20.61	9.17
CLASS R2 SHARES
Return Before Taxes	47.46	24.01	10.47
RUSSELL 2000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	43.30	22.58	9.41
LIPPER SMALL-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	40.99	22.20	8.27

After-tax returns are shown only for the Class R6 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	63

JPMorgan Small Cap Growth Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eytan Shapiro	2004	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans, fee-based advisory programs, college savings plans and J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares – What does it mean that the Small Cap Growth Fund is publicly offered on a limited basis?” of the prospectus.

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

64	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

Class/Ticker: R2/JSVZX; R5/JSVRX; R6/JSVUX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.67	0.29	0.15
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.42	0.24	0.15
Acquired Fund Fees and Expenses	0.08	0.08	0.08

Total Annual Fund Operating Expenses	1.90	1.02	0.88
Fee Waivers and Expense Reimbursements[2]	(0.32)	(0.03)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.58	0.99	0.88

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.50%, 0.91% and
0.86% respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	161	566	997	2,196
CLASS R5 SHARES ($)	101	322	560	1,245
CLASS R6 SHARES ($)	90	281	488	1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

NOVEMBER 1, 2014	65

JPMorgan Small Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of the last reconstitution of the Russell 2000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $156 million to $4.4 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Small Cap Company Risk. Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and

66	J.P. MORGAN U.S. EQUITY FUNDS

credit-worthiness of REIT issuers. The Fund, will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Value Index and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R6, Class R5 and Class R2 Shares is based on the performance of the Select Class Shares prior to their inception. The actual returns of Class R6 and Class R5 Shares would have been different than those shown because Class R6 and Class R5 Shares have different expenses than Select Class Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	21.57%
Worst Quarter	4th quarter, 2008	–25.48%

The Fund’s year-to-date total return through 9/30/14 was –5.27%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	36.65%	20.11%	9.59%
Return After Taxes on Distributions	35.26	19.64	8.34
Return After Taxes on Distributions and Sale of Fund Shares	21.42	16.36	7.73
CLASS R5 SHARES
Return Before Taxes	36.56	20.06	9.53
CLASS R2 SHARES
Return Before Taxes	35.75	19.34	8.90
RUSSELL 2000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	34.52	17.64	8.61
LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	35.26	20.00	9.25

After-tax returns are shown only for the Class R6 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	67

JPMorgan Small Cap Value Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2005	Managing Director
Phillip D. Hart	2010	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

68	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

Class/Ticker: R2/JUEZX; R5/JUSRX; R6/JUEMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.55	0.19	0.10
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.30	0.14	0.10

Total Annual Fund Operating Expenses	1.45	0.59	0.50
Fee Waivers and Expense Reimbursements[2]	(0.26)	(0.03)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.19	0.56	0.50

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.19%, 0.56% and 0.51%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	121	433	767	1,713
CLASS R5 SHARES ($)	57	186	326	735
CLASS R6 SHARES ($)	51	160	280	628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

NOVEMBER 1, 2014	69

JPMorgan U.S. Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mid Cap Company Risk. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to

70	J.P. MORGAN U.S. EQUITY FUNDS

counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of the Institutional Class Shares prior to their inception. The performance of Class R6 Shares is based on the performance of the Class R5 and Institutional Class Shares prior to their inception. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Institutional Class Shares (and Class R5 Shares with respect to Class R6 Shares). The performance in the table for Class R2 Shares is based on the performance of Class A Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.47%
Worst Quarter	4th quarter, 2008	–20.55%

The Fund’s year-to-date total return through 9/30/14 was 8.04%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	36.07%	19.14%	8.79%
Return After Taxes on Distributions	32.86	18.27	7.69
Return After Taxes on Distributions and Sale of Fund Shares	21.64	15.48	6.98
CLASS R2 SHARES
Return Before Taxes	35.20	18.39	8.19
CLASS R6 SHARES
Return Before Taxes	36.20	19.20	8.82
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.41
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	31.82	17.07	6.71

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	71

JPMorgan U.S. Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director
Scott Davis	2014	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

Class/Ticker: R2/JLPZX; R5/JCPRX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	1.32	1.01
Dividend Expenses on Short Sales	0.85	0.85
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses[1]	0.22	0.11
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	2.83	2.02
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.31)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.41	1.71

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on
Short Sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55% and 0.85% respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	244	837	1,457	3,127
CLASS R5 SHARES ($)	174	604	1,059	2,323

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 122% of the average value of its portfolio.

NOVEMBER 1, 2014	73

JPMorgan U.S. Large Cap Core Plus Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities. As of the reconstitution of the Russell 1000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $545 billion. As of the reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are

74	J.P. MORGAN U.S. EQUITY FUNDS

potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and the life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Alternative Active Extension Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for the Class R5 Shares is based on the performance of the Select Class Shares prior to the inception of the Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance in the table for Class R2 Shares is based on the performance of Class A Shares prior to the inception of the Class R2 Shares. The actual returns of Class R2 Shares would have been lower because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.85%
Worst Quarter	4th quarter, 2008	–20.25%

The Fund’s year-to-date total return through 9/30/14 was 8.66%.

NOVEMBER 1, 2014	75

JPMorgan U.S. Large Cap Core Plus Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 11/1/05)
CLASS R5 SHARES
Return Before Taxes	37.09%	19.54%	10.96%
Return After Taxes on Distributions	34.30	18.78	10.31
Return After Taxes on Distributions and Sale of Fund Shares	23.12	15.99	8.90
CLASS R2 SHARES
Return Before Taxes	36.16	18.72	10.30
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	17.94	7.63
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	16.86	N/A

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans, fee-based advisory programs, college savings plans and J.P. Morgan Funds can continue to purchase shares as described in “Purchasing Fund Shares – What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” of the prospectus.

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

76	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Research Equity Plus Fund

Class/Ticker: R2/JEPZX; R5/JEPRX; R6/JEPMX

What is the goal of the Fund?

The Fund seeks to provide total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	2.57	2.37	2.32
Dividend Expenses on Short Sales	1.03	1.03	1.03
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	1.29	1.29	1.29

Total Annual Fund Operating Expenses	4.07	3.37	3.32
Fee Waivers and Expense Reimbursements[1]	(1.54)	(1.54)	(1.54)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	2.53	1.83	1.78

1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	256	1,098	1,956	4,170
CLASS R5 SHARES ($)	186	893	1,623	3,554
CLASS R6 SHARES ($)	181	878	1,598	3,508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover (including short sales) rate was 101% of the average value of its portfolio.

NOVEMBER 1, 2014	77

JPMorgan U.S. Research Equity Plus Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will invest in equity securities of large capitalization, U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large capitalization companies are companies with market capitalizations of at least $4 billion at the time of purchase. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The adviser also generally is sector neutral relative to the S&P 500 Index and emphasizes stock selection as the primary means of generating returns.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high potential reward compared to potential risk and

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are

78	J.P. MORGAN U.S. EQUITY FUNDS

speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Securities Risk. To the extent the Fund invests in depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for securities held long (or appreciating prices of securities held short).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the S&P 500® Index and the Lipper Alternative Active Extension Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for Class R6 Shares is based on the performance of the Class R5 Shares prior to their inception on 5/31/11. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2014	79

JPMorgan U.S. Research Equity Plus Fund (continued)

Best Quarter	1st quarter, 2012	14.93%
Worst Quarter	3rd quarter, 2011	–15.50%

The Fund’s year-to-date total return through 9/30/14 was 9.47%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2013)
	Past 1 Year	Life of Fund (since 4/1/10)
CLASS R5 SHARES
Return Before Taxes	33.71%	14.35%
Return After Taxes on Distributions	31.39	13.55
Return After Taxes on Distributions and Sale of Fund Shares	20.86	11.35
CLASS R2 SHARES
Return Before Taxes	32.79	13.56
CLASS R6 SHARES
Return Before Taxes	33.81	14.40
S&P 500® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	15.42
LIPPER ALTERNATIVE ACTIVE EXTENSION FUNDS AVERAGE
(Reflects No Deduction for Taxes)	33.96	14.46

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Aryeh Glatter	2014	Executive Director
Raffaele Zingone	2014	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Small Company Fund

Class/Ticker: R2/JSCZX, R6/JUSMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used the calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.53	0.17
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses[1]	0.28	0.17
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.64	0.78
Fee Waivers and Expense Reimbursements[2]	(0.12)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [2]	1.52	0.77

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.51% and 0.76%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	155	506	880	1,934
CLASS R6 SHARES ($)	79	248	432	965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

NOVEMBER 1, 2014	81

JPMorgan U.S. Small Company Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of the last reconstitution of the Russell 2000® Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Small Cap Company Risk. Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

82	J.P. MORGAN U.S. EQUITY FUNDS

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Class R6 Shares is based on the performance of the Fund’s Institutional Class Shares prior to the inception of the Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. The performance in the table for the Class R2 Shares is based on the performance of the Fund’s Select Class and Class A Shares prior to their inception. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than the prior classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	22.77%
Worst Quarter	4th quarter, 2008	–26.90%

The Fund’s year-to-date total return through 9/30/14 was –2.48%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	40.66%	23.13%	9.13%
Return After Taxes on Distributions	39.69	22.86	7.84
Return After Taxes on Distributions and Sale of Fund Shares	23.35	19.03	7.34
CLASS R2 SHARES
Return Before Taxes	39.70	22.46	8.70
RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	38.82	20.08	9.07
LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	36.13	20.75	9.33

After-tax returns are shown only for the Class R6 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2014	83

JPMorgan U.S. Small Company Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis S. Ruhl	2004	Managing Director
Phillip D. Hart	2010	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

Purchase Minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

84	J.P. MORGAN U.S. EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described below. Each Fund invests in common stock as a main strategy. Although not a main strategy, a Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	equity securities purchased in initial public offerings.

The investment strategies for a Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

•

derivatives, including futures, options and swaps. In connection with its main investment strategies, a Fund may use futures to more effectively gain targeted equity exposure from its cash position. Each Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.

These investments may be part of a Fund’s main investment strategies. If the investment is part of the main investment strategies for a particular Fund, it is summarized below.

Although not main strategies, the Funds may also utilize the following, which may be equity securities:

•	other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities lending (except for Dynamic Growth Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund)

The Funds will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment polices as described below.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Enhanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Disciplined Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with a modest level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

NOVEMBER 1, 2014	85

More About the Funds (continued)

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	Impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Dynamic Growth Fund

Under normal circumstances, the Fund invests in a focused portfolio of equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund is non-diversified.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Equity Income Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund employs a fundamental bottom- up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Growth Advantage Fund

The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify

86	J.P. MORGAN U.S. EQUITY FUNDS

companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Hedged Equity Fund

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 500 Index, its primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (ETFs) that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund’s investments in equity securities will be primarily in common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of the last reconstitution of the S&P 500 Index on September 30, 2014, the market capitalization of the companies in the index ranged from $3.8 billion to $603 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. Because each stock’s weighting in the

Fund is controlled relative to that stock’s weight in the S&P 500 Index, the Fund’s weighted average market capitalization will be close to that of the S&P 500 Index.

The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, which is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection, however, is limited as compared to just owning a put option. Writing index call options is intended to provide income which substantially offsets the cost of the put option spread, but it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also construct the Put/Spread Collar utilizing options on S&P 500 ETFs.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in depth look at company prospects over a period as long as five years, which is designed to provide

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insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Under normal circumstances, each Fund invests at least 80% of their Assets in equity investments of large and mid capitalization companies (specifically, U.S. companies for Intrepid America Fund). “Assets” means net assets, plus the amount of borrowings for investment purposes. Each Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase.

In implementing its main strategies, each Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative out performance. Generally these will be equity securities of companies within the Fund’s Index (the S&P 500 Index for Intrepid America Fund, the Russell 1000 Growth Index for Intrepid Growth Fund and the Russell 1000 Value Index for the Intrepid Value Fund). In identifying high quality securities, the adviser looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, the adviser looks for securities which have prices and/or earnings that have been increasing and that the adviser believes will continue to increase. In implementing this strategy, each Fund invests primarily in common stock and real estate investment trusts (REITS).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which a Fund can invest. To the extent each Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: Each Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. Each Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

Each Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Large Cap Growth Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the last reconstitution of the Russell 1000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $560 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects

88	J.P. MORGAN U.S. EQUITY FUNDS

may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Large Cap Value Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of the last reconstitution of the Russell 1000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $432 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

Market Expansion Enhanced Index Fund

Under normal circumstances, the Fund will hold at least 80% of its Assets in stocks in the S&P 1000 Index1. The S&P 1000 Index is a market capitalization weighted combination of the S&P SmallCap 6001 and S&P MidCap 4001 Indexes. “Assets” means net assets, plus the amount of borrowings for investment purposes. The S&P 1000 Index is an index which includes stocks of small- and mid-capitalization companies. These securities trade on national exchanges, as well as over-the-counter as part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund uses an enhanced index strategy that seeks to provide investment results that correspond to or incrementally exceed the total return performance of the S&P 1000 Index. In managing the Fund, the adviser employs a process that ranks S&P 1000 Index stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency within constraints on sector and industry weights and position sizes. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer included in the S&P 1000 Index.

Mid Cap Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment

1	“S&P 1000 Index,” “S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

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purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. As of the last reconstitution of the Russell Midcap Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the portfolio management team employs an investment process that seeks to identify both growth and value securities for the Fund. The team seeks to identify companies with leading competitive positions, talented management teams and durable business models. In addition, the team will invest in companies that it believes either have the capacity to achieve a sustainable level of above average growth or have sustainable free cash flow generation with management committed to increasing shareholder value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Mid Cap Growth Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of the last reconstitution of the Russell Midcap Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $30 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

90	J.P. MORGAN U.S. EQUITY FUNDS

Small Cap Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. As of the last reconstitution of the Russell 2000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flow generation with management committed to increasing intrinsic value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Small Cap Growth Fund

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks and/or with market capitalizations of less than $4 billion at the time of purchase. As of the last reconstitution of the Russell 2000 Growth Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of the last reconstitution of the Russell 2000 Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $156 million to $4.4 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

U.S. Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets”

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means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

U.S. Large Cap Core Plus Fund

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities. As of the reconstitution of the Russell 1000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.6 billion to $545 billion. As of the reconstitution of the S&P 500 Index on September 30, 2014, the market capitalizations of the companies in the index ranged from $3.8 billion to $603 billion.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

92	J.P. MORGAN U.S. EQUITY FUNDS

U.S. Research Equity Plus Fund

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will invest in equity securities of large capitalization, U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large capitalization companies are companies with market capitalizations of at least $4 billion at the time of purchase. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The adviser also generally is sector neutral relative to the S&P 500 Index and emphasizes stock selection as the primary means of generating returns.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high potential reward compared to potential risk and

•	temporary mispricings caused by apparent market overreactions.

U.S. Small Company Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of the last reconstitution of the Russell 2000 Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $143 million to $4.5 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Fund may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

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An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Equity Plus Fund and U.S. Small Company Fund

For each Fund, an issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

Short Selling. “Plus” in each Fund’s name refers to the additional return the Fund endeavors to add both relative to its index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Viewed sector by sector, each Fund’s net weightings of equity securities are similar to those of its index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund each seek to produce returns that exceed those of its index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the index, the Fund seeks to limit its volatility to that of the overall market, as represented by its index.

Each Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the Fund’s index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

Each Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. Each Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. Each Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their objectives.

The main risks associated with investing in each Fund are summarized in the Risk/Return Summary for that Fund at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in that Fund decreases in value.

Foreign Securities and Emerging Market Risk. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery

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versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk (applicable to Dynamic Growth Fund, Growth Advantage Fund, Intrepid Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund). Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk (applicable to Intrepid Value Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Derivatives may be

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riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Additional Main Risk for U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

Short Selling Risk. Each Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The Securities and Exchange Commission and financial industry regulatory authorities in other countries have, in the past, imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of a Fund.

Additional Risks

Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers

96	J.P. MORGAN U.S. EQUITY FUNDS

to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on a Fund’s performance will generally decrease.

Securities Lending Risk (except for the Dynamic Growth Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund) Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security.

Exchange Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidations over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of the Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding time period is one year from the implementation of the Fund’s investment strategy although the period may be extended an additional two years as permitted by the Federal Reserve in its discretion. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of portfolio securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in the Fund’s liquidation. Impacted banking entities are generally required to be in conformance with the Volcker Rule by July 21, 2015. The full impact of the Volcker Rule on the Fund is not fully known at this time.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries” and the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds (except the Market Expansion Enhanced Index Fund) may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

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WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Market Expansion Enhanced Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

EXPENSE LIMITATION

Disciplined Equity Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.35% of their average daily net assets. This contract cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Growth Advantage Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% and 0.80%, respectively, of their average daily net assets. The contract for the Class R5 Shares cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it. The contract for the Class R6 Shares will continue until 12/31/14 at which time the expense cap will increase to 0.85% of average daily net assets. The new contract for Class R6 Shares cannot be terminated prior to 11/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Intrepid America Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.29% and 0.60%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/5/15 at which time the Service Providers will determine whether or not to renew or revise it.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Equity Income Fund

The Class R5 and Class R2 Shares commenced operations on 2/28/11. Historical performance shown in the bar chart for Class R5 Shares through 12/31/11 and in the table for Class R2 and Class R5 Shares prior to inception is that of the Select Class Shares. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Historical performance for the Class R6 Shares prior to their inception on 1/31/12 is based on the performance of the Class R5 Shares from 2/28/11 to 1/30/12 and on Select Class Shares prior to 2/28/11. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because the Class R5 and Class R6 Shares have different expenses than Select Class Shares. The Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus.

Growth Advantage Fund

The Class R5 Shares commenced operations on 1/8/09. Historical performance shown in the bar chart is that of Select Class Shares from 1/1/07 to 12/31/09 and Class A Shares prior to that time. Historical performance shown in the table is that of Select Class Shares from 5/1/06 to 1/8/09 and Class A Shares prior to 5/1/06. The Select Class and Class A Shares invest in the same portfolio of securities, but are not offered in this prospectus. During this period, the actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than the prior classes. The Class R6 Shares commenced operations on 12/23/13. Historical performance shown in the table is that of Class R5 Shares from 1/8/09 to 12/23/13, Select Class Shares from 5/1/06 to 1/8/09 and Class A

98	J.P. MORGAN U.S. EQUITY FUNDS

Shares prior to 5/1/06. The Select Class and Class A Shares invest in the same portfolio of securities, but are not offered in this prospectus. During this period, the actual returns of Class R6 Shares would have been different because Class R6 Shares have different expenses than the prior classes. As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund.

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Historical performance shown for each Fund’s Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for each Fund’s Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares from 2/19/05 to 11/2/08 and Select Class Shares prior to 2/19/05. During this period, the actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios. Historical performance shown in the table for Class R6 Shares of the Intrepid Value Fund prior to their inception on 11/30/10 is based on the performance of the Class R5 Shares from 5/15/06 to 11/29/10 and Select Class Shares prior to 5/15/06. During this period, the actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares. The Class A and Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus.

Large Cap Growth Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on that of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but which are not offered in this prospectus. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Historical performance shown for Class R5 Shares prior to their inception on 4/14/09 is based on Select Class Shares. Historical performance shown for Class R6 Shares prior to their inception on 11/30/10 is based on the performance of Class R5 Shares from 4/14/09 through 11/29/10 and Select Class Shares prior to 4/14/09. During these periods, the actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares (and Class R5 Shares with respect to Class R6 Shares).

Large Cap Value Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The Class R6 Shares commenced operations on 11/30/10. Historical performance shown in the table is that of Class R5 Shares from 5/15/06 to 11/29/10 and Select Class Shares prior to that time. During these periods, the actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Select Class Shares. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares.

Market Expansion Enhanced Index Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on that of the Select Class Shares of the Fund which invest in the some portfolio of securities, but which are not offered in this prospectus. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares.

Mid Cap Growth Fund

Historical performance shown for Class R2 Shares prior to 1/1/10 in the bar chart and prior to their inception on 6/19/09 in the table is based on the performance of Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares. Historical performance shown for Class R5 and Class R6 Shares prior to their inception on 11/1/11 is also based on the performance of Select Class Shares. During these periods, the actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

Mid Cap Value Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. During this period, the

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actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares.

Small Cap Equity Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. During this period, the actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. During this period, the actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares.

Small Cap Growth Fund

Historical performance shown in the table for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on Class A Shares of the Fund, which invest in the same portfolio of securities, but which are not offered in this prospectus. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Class A Shares. Historical performance shown for Class R6 Shares of the Fund prior to their inception on 11/30/10 is based on Institutional Class Shares from 2/19/05 to 11/29/10 and on Select Class Shares prior to 2/19/05. Institutional Class and Select Class Shares invest in the same portfolio of securities, but their shares are not offered in this prospectus. During this period, the actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class and Select Class Shares.

Small Cap Value Fund

Historical performance shown for Class R6 Shares prior to 1/1/06 in the bar chart and prior to their inception on 2/22/05 in the table and for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. During these periods, the actual returns of Class R6 and Class R5 Shares would have been different than those shown because Class R6 and Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Select Class Shares of the Fund. Prior class performance for the Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Select Class Shares.

U.S. Equity Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. Historical performance shown for Class R6 Shares of the Fund prior to their inception on 11/30/10 is based on Class R5 Shares from 5/15/06 to 11/29/10 and on Institutional Class Shares prior to 5/15/06. During these periods, the actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Institutional Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but which are not offered in this prospectus. During this period, the actual returns of Class R2 Shares would have been lower than shown because the Class R2 Shares have higher expenses than Class A Shares.

U.S. Large Cap Core Plus Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. During this period, the actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but which are not offered in this prospectus. During this period, the actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares.

U.S. Small Company Fund

Historical performance shown in the bar chart for Class R6 Shares through 12/31/11 and in the table prior to their inception on 11/1/11 is based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/1/11 is based on the performance of Class A Shares from 11/1/07 to 10/31/11 and on Select Class Shares prior to 11/1/07. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. The Class A, Select Class and Institutional Class Shares invest in the same portfolio of securities, but are not offered in this prospectus.

100	J.P. MORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Disciplined Equity Fund

Dynamic Growth Fund

Hedged Equity Fund

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Mid Cap Equity Fund

Small Cap Equity Fund

U.S. Equity Fund

U.S. Large Cap Core Plus Fund

U.S. Research Equity Plus Fund

U.S. Small Company Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Equity Income Fund

Large Cap Growth Fund

Large Cap Value Fund

Market Expansion Enhanced Index Fund

Mid Cap Growth Fund

Small Cap Growth Fund

Small Cap Value Fund

These Funds are the JPMT II Funds.

Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (JPMMFIT), a Massachusetts business trust.

Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

The trustees of each trust and the directors of JPMFMFG are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal period ended 6/30/14, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Disciplined Equity Fund	0.24%
Dynamic Growth Fund	0.60
Equity Income Fund	0.39
Growth Advantage Fund	0.64
Hedged Equity Fund	0.00
Intrepid America Fund	0.43
Intrepid Growth Fund	0.52
Intrepid Value Fund	0.38
Large Cap Growth Fund	0.49
Large Cap Value Fund	0.40
Market Expansion Enhanced Index Fund	0.25
Mid Cap Equity Fund	0.58
Mid Cap Growth Fund	0.59
Mid Cap Value Fund	0.59
Small Cap Equity Fund	0.63
Small Cap Growth Fund	0.60
Small Cap Value Fund	0.62
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.78
U.S. Research Equity Plus Fund	0.01
U.S. Small Company Fund	0.57

Effective September 1, 2013, the contractual management fees as a percentage of average daily net assets for the following Funds were revised as shown below:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Value Fund	0.40

A discussion of the basis the Boards of JPMT I, JPMT II, JPMMFIT and JPMFMFG Funds used in approving or reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

NOVEMBER 1, 2014	101

The Funds’ Management and Administration (continued)

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, Steven G. Lee, Managing Director of JPMIM and Aryeh Glatter, Executive Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004. Mr. Glatter has been a portfolio manager on the Large Cap Value team since 2011 when he joined the firm. Prior to joining the firm in 2011, he was a portfolio manager at AllianceBernstein, where he managed large cap equities from 2000 to 2009.

Dynamic Growth Fund

The portfolio management team is led by Greg Luttrell, Managing Director of JPMIM. Mr. Luttrell has been a portfolio manager since 2007 when he joined the firm.

Equity Income Fund

Clare Hart, Managing Director of JPMIM, and Jonathan K.L. Simon, Managing Director of JPMIM, are the portfolio managers for the Fund. Ms. Hart has been a portfolio manager since 2002 and also has extensive experience as an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999. Mr. Simon has worked as a portfolio manage for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980.

Growth Advantage Fund

The portfolio management team is led by Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Hedged Equity Fund

Hamilton Reiner, Managing Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM, are the portfolio managers primarily responsible for the management of the Fund. Mr. Zingone is primarily responsible for investing the Fund’s equity securities according to its enhanced index process while Mr. Reiner is responsible for implementing the Fund’s overlay options strategy and for providing insight with respect to the impact to the options strategy of purchasing certain securities. Mr. Reiner has been the head of U.S. Equity Derivatives at JPMIM since 2012. He joined JPMorgan Chase in 2009 and from

2009 to 2012, he was a portfolio manager and head of U.S. Equity Derivatives at JPMorgan Chase. Prior to joining the firm, Mr. Reiner was head of the Equity Long/Short Prime Brokerage platform at Barclays Capital. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

JPMorgan Chase began managing behavioral finance strategies in 1993. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

The portfolio managers are Dennis S. Ruhl, Jason Alonzo and Pavel Vaynshtok. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003, Mr. Vaynshtok, Executive Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2011. From 2004 to 2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management.

Large Cap Growth Fund

The portfolio management team is led by Giri Devulapally, Managing Director of JPMIM and a CFA charterholder. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM.

Large Cap Value Fund

Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, serves as the portfolio manager for the Fund. Mr. Blasdell has been a portfolio manager on the Structured Equity Team since 2008 and an employee of JPMIM since 1999.

Market Expansion Enhanced Index Fund

The portfolio managers for the Fund are Dennis S. Ruhl and Phillip D. Hart. Mr. Hart, Managing Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for the U.S. Behavioral Finance Equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Information about Mr. Ruhl is discussed earlier in this section.

102	J.P. MORGAN U.S. EQUITY FUNDS

Mid Cap Equity Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Simon is primarily responsible for the Fund’s value investments while Mr. Parton is primarily responsible for the Fund’s growth investments. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Information about Mr. Parton is discussed earlier in this section.

Mid Cap Growth Fund

The portfolio management team is led by Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Information about Mr. Parton is discussed earlier in this section.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Managing Director of JPMIM, and Gloria H. Fu, Managing Director of JPMIM, serve as the portfolio managers for the Fund. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, joined the team as a research analyst in 2003 and became a portfolio manager in 2004. Ms. Fu, a CFA charterholder, has been a portfolio manager since 2006 and has been employed by JPMIM and its affiliates since 2002. Information about Mr. Simon is discussed earlier in this section.

Small Cap Equity Fund

The portfolio management team is led by Don San Jose, Managing Director of JPMIM, and Daniel J. Percella, Executive Director of JPMIM and a CFA charterholder. Mr. San Jose joined the U.S. Small Cap Equity Group as an analyst in 2004 and became a portfolio manager in 2007. Mr. San Jose has been employed by the firm since 2000. Mr. Percella has been a portfolio manager since 2014, and prior to that time he was a research analyst on the Small Cap Active Core Team. Mr. Percella has been an employee of JPMIM since 2008.

Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985.

Small Cap Value Fund

The portfolio managers of the Fund are Dennis S. Ruhl, Managing Director of JPMIM, and Phillip D. Hart, Executive Director of JPMIM. Information about Mr.Ruhl and Mr. Hart is discussed earlier in this section.

U.S. Equity Fund

The portfolio managers primarily responsible for daily management of the Fund are Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; Helge Skibeli, Managing Director of JPMIM; and Scott Davis, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Fund. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Each of the portfolio managers except Mr. Davis is a CFA charterholder.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM, and Susan Bao, Managing Director of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Research Equity Plus Fund

The portfolio management team is led by Aryeh Glatter, Executive Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder. Information about Mr. Glatter and Mr. Zingone is discussed earlier in this section.

U.S. Small Company Fund

The portfolio managers of the Fund are Dennis S. Ruhl, Managing Director of JPMIM, and Phillip D. Hart, Executive Director of JPMIM. Information about Mr. Ruhl and Mr. Hart is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

NOVEMBER 1, 2014	103

The Funds’ Management and Administration (continued)

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee up to 0.25% of the average daily net assets of the Class R2 Shares of each Fund and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

104	J.P. MORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class R2 Shares of a Fund may be purchased by retirement plans. Class R5 Shares of a Fund may be purchased by retirement plans, Section 529 college savings plans, current and future JPMorgan SmartRetirement Funds, current and future JPMorgan SmartRetirement Blend Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees. In addition, Class R5 Shares may be held by shareholders of the Large Cap Value Fund who would not otherwise be eligible to own Class R5 Shares but who received the Large Cap Value Fund Class R5 Shares in connection with reorganization of the JPMorgan Value Opportunities Fund into the Large Cap Value Fund. Such shareholders can continue to purchase the Class R5 Shares in accounts which existed at the time of the reorganization.

Class R6 Shares may be purchased by retirement plans, certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager), certain direct investors, Section 529 college savings plans, the JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds, current and future JPMorgan SmartRetirement Blend Funds and JPMorgan Access Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees (Authorized Funds).

Retirement Plans. The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 Shares are group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans (collectively, Eligible Plans). To be eligible, shares must be held through plan level or omnibus accounts held on the books of a Fund. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual

401(k) plans or individual 403(b) plans and, with respect to Class R2 Shares, Section 529 college savings plans.

Discretionary Accounts. Class R6 Shares may also be purchased by accounts by an investor:

(i)	whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

(ii)	whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors. Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

(i)	account is not held for the benefit of multiple underlying, unrelated investors, and

(ii)	initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans. To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

Class R2, Class R5 and Class R6 Share accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

NOVEMBER 1, 2014	105

How to Do Business with the Funds (continued)

What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?

The JPMorgan Mid Cap Value Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of February 22, 2013 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of February 22, 2013 are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor plans), which have the Fund available to participants on or before February 22, 2013, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. Other group employer benefit plans including 401(k), 403(b) and 457 plans and health savings account programs (and their successor plans) may also establish new accounts with the Fund, provided the group employer benefit plan has been accepted for investment by the Fund and its distributor on or before February 22, 2013. In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit the ability of group employer benefit plans to utilize the Fund;

•

Discretionary fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. Other fee-based advisory programs may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts beginning April 22, 2013. All eligible fee-based programs must have been accepted for continued investment by the Fund and its distributor on or before February 22, 2013. In addition, the Fund may, in its sole discretion based on the Fund’s net asset levels and other factors, further limit the ability of fee-based advisory programs to utilize the Fund both before and after April 22, 2013; or

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed.

Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

The Small Cap Equity Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•

Shareholders of record as of June 8, 2007 will be able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of June 8, 2007 will be able to add to their accounts through exchanges from other J.P. Morgan Funds;

•

Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009;

•

Sponsors of discretionary wrap programs may continue to utilize the Fund for new and existing discretionary wrap program accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Fund’s distributor and the wrap program must be accepted for investment by the Fund and its distributor on or before October 9, 2009;

•

Health savings account programs offered through JPMorgan Chase & Co. or its affiliates may open Fund accounts for new participants and purchase additional shares in their existing participant accounts; or

106	J.P. MORGAN U.S. EQUITY FUNDS

•	Current and future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds as are designated by the J.P. Morgan Funds Board of Trustees will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

With respect to investment in Class R2 Shares, group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009.

If a group employer retirement plan removes the Fund from its investment options and all shares of the Fund in the plan’s account are redeemed, then the account will be closed. Such group employer retirement plans will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in such plans.

With respect to investment in either Class R2 or Class R5 Shares, if the Fund receives a purchase order directly from an investor who is not eligible to purchase the respective shares of the Fund after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change any of these policies at any time.

What does it mean that the Small Cap Growth Fund is publicly offered on a limited basis?

The Small Cap Growth Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund, except as described below:

•	Shareholders of record of the Fund as of August 12, 2011 are able to continue to purchase additional shares in their existing Fund account either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record of the Fund as of August 12, 2011 are able to add to their existing Fund account through exchanges from other J.P. Morgan Funds;

•

Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) which had the Fund available to participants on or before August 12, 2011, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. Other group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan had been accepted for investment by the Fund and its distributor on or before August 12, 2011. Additionally, certain approved fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. These particular programs must have been accepted for continued investment by the Fund and its distributor on or before August 12, 2011;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund; or

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

NOVEMBER 1, 2014	107

How to Do Business with the Funds (continued)

What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?

The U.S. Large Cap Core Plus Fund is publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of April 17, 2014 are able to: (1) purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary, (2) add to their existing Fund accounts through exchanges from other J.P. Morgan Funds, and (3) reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans may purchase shares of the Fund;

•

Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. After April 17, 2014, new fee-based advisory programs may utilize the Fund for program accounts only with approval by the Fund and its Distributor;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among

108	J.P. MORGAN U.S. EQUITY FUNDS

the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,
3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board. Fair value represents a good faith determination of the value of a security or other asset based

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How to Do Business with the Funds (continued)

upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Generally, short-term securities, which mature in 60 days or less, are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by a Fund was more than 60 days.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

Class R6 Shares of the Fund are subject to the following minimums:

(i)	Discretionary Accounts — $5,000,000 per Fund; and

(ii)	Direct Investors — $15,000,000 per Fund.

Accounts cannot be aggregated to meet the initial minimum investment.

There is no minimum investment requirement for Eligible Plans, Section 529 college savings plans, and Authorized Funds.

You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

110	J.P. MORGAN U.S. EQUITY FUNDS

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2/R6)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2/R6)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

Each Fund that offers Class R2 Shares described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that

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allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of each Fund’s average daily net assets attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for Class R2 Shares. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Subject to meeting any applicable investment minimum and eligibility requirements, Class R2, Class R5 and Class R6 Shares may be exchanged for the same class of shares of another J.P. Morgan Fund, or any other class of shares of the same Fund. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests for shares are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

112	J.P. MORGAN U.S. EQUITY FUNDS

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, each Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders.

The Funds reserve the right to redeem all of the remaining shares in your account and close your account if your account value falls below the required minimum balance. Before this action is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

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How to Do Business with the Funds (continued)

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

114	J.P. MORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out these earnings, if any, to shareholders as distributions.

The Dynamic Growth Fund, Growth Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Large Cap Core Plus Fund, U.S. Research Equity Plus Fund and U.S. Small Company Fund generally distribute net investment income, if any, at least annually. The Disciplined Equity Fund, Hedged Equity Fund, Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Enhanced Index Fund, Mid Cap Equity, Mid Cap Growth Fund, Small Cap Value Fund and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute their net realized capital gains (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income”

is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

With respect to taxable shareholders, if you buy shares just before distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

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Shareholder Information (continued)

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain debt securities, mortgage-backed securities and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which investment income and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Funds redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as you cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

116	J.P. MORGAN U.S. EQUITY FUNDS

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds may disclose the Fund’s 10 largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2014	117

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•   Each Fund’s share price and performance will fluctuate in response to stock market movements

•   The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•   Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•   The Dynamic Growth Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, each Fund (except the Market Expansion Enhanced Index Fund) has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

118	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities (including U.S. government securities)

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•    Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•    Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•   Most bonds will rise in value when interest rates fall

•    Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks. Government and agency securities generally also have less risk than debt securities of lower quality issuers

•    Mortgage-backed securities can offer attractive returns

•   The Fund seeks to limit risk and enhance performance through active management

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2014	119

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, contracts for difference and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•   Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Funds which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   A Fund may use derivatives to more effectively gain targeted equity exposure from its cash positions, for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may use derivatives in an effort to enhance returns

•    A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    To the extent a Fund that sells securities short also uses derivatives that involve leverage to its portfolio, the shorts may offset the additional market exposure caused by that leverage

•    While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

•    A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A contract for difference (CFD) is a contract between two parties in which one pays to the other a sum of money based on the difference between the current value of a security or instrument and its value on a specified future date. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

120	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by the U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities.

•    Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•   Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•   The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

•    The U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund and U.S. Research Equity Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•   Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the SEC permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

NOVEMBER 1, 2014	121

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   Currency exchange rate movements could reduce gains or create losses

•    A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Favorable exchange rate movements could generate gains or reduce losses

•    Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Emerging markets can offer higher returns

•   The Funds anticipate that total foreign investments will not exceed 20% of total assets

•   The Funds may actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•   An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•   MLPs can offer attractive returns

•    MLPs may offer more attractive yields or potential growth than comparable equity securities

•    MLPs offer attractive potential performance and opportunities for diversification

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•   A Fund can gain exposure to an additional asset class in order to further diversify its assets

•   A Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs.

•    Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets.

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

122	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•   The collateral will be subject to the risks of the securities in which it is invested

• The Funds may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    The Funds receive collateral equal to at least 100% of the current value of the securities loaned

•    The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

1	The Dynamic Growth, Hedged Equity, U.S. Large Cap Core Plus and U.S. Research Equity Plus Funds do not engage in securities lending.

NOVEMBER 1, 2014	123

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class R6 (f)
Year Ended June 30, 2014	$20.36	$0.34	(h)	$4.81	$5.15	$(0.31)	$(1.35)	$(1.66)
Year Ended June 30, 2013	17.48	0.32	(h)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(h)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(h)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(h)	1.56	1.80	(0.24)	—	(0.24)

Dynamic Growth Fund
Class R5
Year Ended June 30, 2014	19.42	(0.04	)(h)(i)	5.27	5.23	—	—	—
Year Ended June 30, 2013	16.22	0.03	(h)(j)	3.17	3.20	—	—	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—	—	—
Year Ended June 30, 2011	11.57	(0.04	)(h)	4.19	4.15	—	—	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—	—	—

Equity Income Fund
Class R2
Year Ended June 30, 2014	11.61	0.18	(h)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(h)(k)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(h)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(h)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	11.78	0.27	(h)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(h)(k)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(h)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(h)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2014	11.77	0.28	(h)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(h)(k)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(h)	0.30	0.43	(0.11)	—	(0.11)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.
(g)	Commencement of offering of class of shares.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.40%.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.03) and the net investment income (loss) ratio would have been (0.15)%.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.18, $0.27 and $0.26 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.67%, 2.44% and 2.38% for Class R2, Class R5 and Class R6 Shares, respectively.

124	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.85	26.31%	$3,598,945	0.35%	1.52%		0.36%	113%
20.36	22.90	1,460,937	0.35	1.67		0.37	178
17.48	5.57	1,024,228	0.35	1.76		0.38	198
16.83	30.55	577,140	0.35	1.49		0.38	169
13.08	15.51	35,855	0.35	1.76		0.45	169

24.65	26.93	45	0.80	(0.17	)(i)	0.84	55
19.42	19.73	32	0.80	0.15	(j)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39

13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(k)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(k)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(k)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

NOVEMBER 1, 2014	125

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class R5
Year Ended June 30, 2014	$11.68	$(0.02	)(g)	$3.61	$3.59	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.69	0.06	(g)(h)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(g)(i)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(g)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(g)(j)	0.93	0.93	—	—	—

Class R6
December 23, 2013 (f) through June 30, 2014	13.86	(0.01	)(g)	0.79	0.78	—	—	—

Hedged Equity Fund
Class R5
December 13, 2013 (f) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
December 13, 2013 (f) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Intrepid America Fund
Class R2
Year Ended June 30, 2014	29.43	0.21	(g)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(g)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(g)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(g)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(g)	2.33	2.42	(0.35)	—	(0.35)

Class R5
Year Ended June 30, 2014	29.94	0.46	(g)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(g)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(g)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(g)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(g)	2.36	2.58	(0.40)	—	(0.40)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03 and the net investment income (loss) ratio would have been 0.27%.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.01) for Class R5 Shares and the net investment income (loss) ratio would have been (0.12)% for Class R5 Shares.
(j)	Amount rounds to less than $0.01.

126	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.63	31.25%	$1,453,864	0.85%	(0.11)%	0.86%	62%
11.68	21.49	835,233	0.83	0.55 (h)	0.84	76
9.69	2.65	468,064	0.85	0.07 (i)	0.85	86
9.44	37.61	179,677	0.86	(0.05)	0.86	96
6.86	15.68	76,767	0.86	0.05	0.86	102

14.64	5.63	271,958	0.80	(0.15)	0.82	62

15.76	6.37	53	0.40	1.51	9.10	36

15.76	6.39	53	0.35	1.56	9.05	36

36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102
18.36	14.68	105	1.50	0.47	1.54	108

37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102
18.65	15.49	105,092	0.80	1.12	0.84	108

NOVEMBER 1, 2014	127

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class R2
Year Ended June 30, 2014	$28.91	$0.09	(g)(h)	$7.54	$7.63	$(0.05)
Year Ended June 30, 2013	24.72	0.13	(g)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(g)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(g)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(g)	2.20	2.22	(0.11)

Class R5
Year Ended June 30, 2014	29.41	0.33	(g)(h)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(g)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(g)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(g)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(g)	2.22	2.37	(0.22)

Intrepid Value Fund
Class R2
Year Ended June 30, 2014	29.69	0.31	(g)	7.33	7.64	(0.31)
Year Ended June 30, 2013	23.95	0.30	(g)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(g)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(g)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(g)	2.17	2.31	(0.14)

Class R5
Year Ended June 30, 2014	29.91	0.52	(g)	7.40	7.92	(0.50)
Year Ended June 30, 2013	24.10	0.52	(g)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(g)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(g)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(g)	2.19	2.46	(0.28)

Class R6
Year Ended June 30, 2014	29.91	0.47	(g)	7.46	7.93	(0.51)
Year Ended June 30, 2013	24.10	0.53	(g)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(g)	(0.33)	0.10	(0.46)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(g)	3.18	3.39	(0.20)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and $0.32 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.26% and 0.96% for Class R2 and Class R5 Shares, respectively.

128	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.49	26.41%	$601	1.41%	0.28	%(h)	1.42%	67%
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118

37.09	27.23	124,489	0.71	0.98	(h)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118

37.02	25.82	1,346	1.19	0.92		1.42	49
29.69	25.74	934	1.19	1.06		1.56	48
23.95	(0.09)	70	1.20	1.29		1.73	82
24.31	31.65	70	1.21	1.07		1.65	72
18.63	13.98	53	1.36	0.70		1.69	113

37.33	26.60	80,008	0.59	1.53		0.72	49
29.91	26.53	62,685	0.59	1.92		0.93	48
24.10	0.49	52,183	0.60	1.88		1.03	82
24.46	32.45	50,276	0.60	1.60		0.94	72
18.71	14.75	17,566	0.66	1.37		0.99	113

37.33	26.66	19,495	0.54	1.41		0.67	49
29.91	26.59	10,875	0.54	1.99		0.91	48
24.10	0.54	18,840	0.55	1.86		0.97	82
24.46	15.96	32,237	0.54	1.48		0.87	72

NOVEMBER 1, 2014	129

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class R2
Year Ended June 30, 2014	$25.74	$(0.18	)(g)	$6.51	$6.33	$—
Year Ended June 30, 2013	23.44	0.01	(g)(h)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(g)	1.32	1.20	— (i)
Year Ended June 30, 2011	15.81	(0.11	)(g)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(g)	2.52	2.44	—

Class R5
Year Ended June 30, 2014	26.12	0.01	(g)	6.62	6.63	—
Year Ended June 30, 2013	23.74	0.17	(g)(h)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(g)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(g)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(g)	2.50	2.53	—

Class R6
Year Ended June 30, 2014	26.15	0.02	(g)	6.63	6.65	—
Year Ended June 30, 2013	23.76	0.18	(g)(h)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(g)	1.33	1.38	(0.02)
November 30, 2010 (f) through June 30, 2011	19.94	0.03	(g)	2.43	2.46	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $0.12 and $0.13 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, 0.47% and 0.50% for Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Amount rounds to less than $0.01.

130	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$32.07	24.59%	$222,421	1.35%	(0.60)%	1.44%	39%
25.74	10.12	191,876	1.34	0.05 (h)	1.45	47
23.44	5.41	85,913	1.34	(0.50)	1.39	28
22.24	40.67	626	1.34	(0.50)	1.42	84
15.81	18.25	58	1.48	(0.52)	1.56	61

32.75	25.38	1,400,112	0.73	0.02	0.74	39
26.12	10.78	1,158,856	0.71	0.69 (h)	0.75	47
23.74	6.10	584,866	0.69	0.16	0.70	28
22.39	41.62	53,668	0.71	0.22	0.76	84
15.81	19.05	10,618	0.78	0.20	0.85	61

32.80	25.43	2,709,590	0.68	0.07	0.69	39
26.15	10.87	2,170,011	0.67	0.72 (h)	0.70	47
23.76	6.15	1,047,184	0.63	0.20	0.64	28
22.40	12.34	30,386	0.63	0.25	0.65	84

NOVEMBER 1, 2014	131

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class R2
Year Ended June 30, 2014	$13.95	$0.13	(g)	$3.14	$3.27	$(0.13)	$(0.51)	$(0.64)
Year Ended June 30, 2013	10.99	0.11	(g)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(g)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(g)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(g)	1.03	1.10	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	13.92	0.19	(g)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(g)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(g)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(g)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(g)	1.02	1.16	(0.10)	—	(0.10)

Class R6
Year Ended June 30, 2014	13.87	0.22	(g)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(g)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(g)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (f) through June 30, 2011	10.19	0.10	(g)	1.17	1.27	(0.12)	—	(0.12)

Market Expansion Enhanced Index Fund
Class R2
Year Ended June 30, 2014	12.09	0.06	(g)(h)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(g)(i)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(g)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(g)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(g)	1.55	1.57	(0.05)	—	(0.05)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have remained the same and the net investment income (loss) ratio would have been 0.42%.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06 and the net investment income (loss) ratio would have been 0.58%.

132	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.58	24.07%	$455	1.20%	0.83%		1.30%	168%
13.95	28.10	378	1.20	0.87		1.29	119
10.99	(2.97)	142	1.20	0.76		1.31	144
11.42	26.15	123	1.21	0.84		1.32	65
9.13	13.54	58	1.35	0.70		1.35	86

16.54	24.81	4,433	0.57	1.30		0.59	168
13.92	28.96	19,410	0.59	1.48		0.60	119
10.92	(2.34)	25,965	0.59	1.36		0.61	144
11.34	26.78	28,479	0.60	1.48		0.63	65
9.07	14.39	9,930	0.64	1.43		0.64	86

16.48	24.89	50,923	0.54	1.48		0.55	168
13.87	28.94	43,781	0.53	1.52		0.54	119
10.92	(2.30)	11,269	0.54	1.41		0.56	144
11.34	12.50	11,006	0.54	1.48		0.55	65

13.74	24.60	8,821	0.92	0.45	(h)	1.12	25
12.09	25.72	6,985	0.93	0.72	(i)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78
8.39	22.83	1,527	1.07	0.24		1.16	61

NOVEMBER 1, 2014	133

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class R2
March 14, 2014 (f) through June 30, 2014	$42.92	$(0.05	)(g)	$2.01	$1.96	$(0.01)	$—	$(0.01)

Class R5
March 14, 2014 (f) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Class R6
March 14, 2014 (f) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Mid Cap Growth Fund
Class R2
Year Ended June 30, 2014	24.56	(0.20	)(g)(h)	7.97	7.77	—	(2.79)	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)(i)	4.79	4.72	—	(0.99)	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(g)(j)	(1.82)	(1.89)	—	(2.01)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(g)	7.48	7.35	—	—	—
Year Ended June 30, 2010	14.56	(0.12	)(g)	2.94	2.82	—	—	—

Class R5
Year Ended June 30, 2014	25.15	(0.02	)(g)(h)	8.18	8.16	—	(2.79)	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)(i)	4.90	4.96	—	(0.99)	(0.99)
November 1, 2011 (f) through June 30, 2012	21.75	0.04	(g)(j)	1.40	1.44	—	(2.01)	(2.01)

Class R6
Year Ended June 30, 2014	25.17	—	(g)(h)(k)	8.19	8.19	—	(2.79)	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)(i)	4.89	4.97	—	(0.99)	(0.99)
November 1, 2011 (f) through June 30, 2012	21.75	0.08	(g)(j)	1.37	1.45	—	(2.01)	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.20), $(0.02) and $(0.01) for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.73)%, (0.08)% and (0.03)% for Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $0.01 and $0.02 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.57)%, 0.04% and 0.09% for Class R2, Class R5 and Class R6 Shares, respectively.
(j)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.12), less than $0.01 and $0.03 for Class R2, Class R5 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.57)%, (0.03)% and 0.24% for Class R2, Class R5 and Class R6 Shares, respectively.
(k)	Amount rounds to less than $0.01.

134	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.87	4.56%	$688	1.47%	(0.41)%		1.60%	47%

45.15	4.77	91	0.78	0.27		0.91	47

45.15	4.78	823,036	0.73	0.34		0.86	47

29.54	33.25	1,852	1.40	(0.71	)(h)	1.59	69
24.56	23.46	320	1.39	(0.32	)(i)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(j)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82

30.52	34.06	27,454	0.79	(0.06	)(h)	0.92	69
25.15	24.22	17,848	0.79	0.28	(i)	1.00	70
21.18	7.71	14,837	0.78	0.31	(j)	0.92	70

30.57	34.16	86,150	0.74	(0.01	)(h)	0.86	69
25.17	24.26	47,434	0.74	0.34	(i)	0.98	70
21.19	7.76	13,982	0.73	0.58	(j)	0.87	70

NOVEMBER 1, 2014	135

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class R2
Year Ended June 30, 2014	$30.81	$0.06	(g)(h)	$6.82	$6.88	$(0.10)	$(1.45)	$(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)(i)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(g)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(g)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(g)	3.42	3.57	—	—	—

Small Cap Equity Fund
Class R2
Year Ended June 30, 2014	39.52	(0.01	)(g)(j)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(g)(k)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(g)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(g)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(g)	3.92	3.88	(0.03)	—	(0.03)

Class R5
Year Ended June 30, 2014	44.21	0.36	(g)(j)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(g)(k)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(g)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(g)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(g)	4.27	4.46	(0.14)	—	(0.14)

Small Cap Growth Fund
Class R2
Year Ended June 30, 2014	12.84	(0.16	)(g)	2.49	2.33	—	(1.44)	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(g)(l)	2.91	2.82	—	(1.01)	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(g)(m)	(0.76)	(0.84)	—	(0.22)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(g)	3.95	3.84	—	—	—
Year Ended June 30, 2010	6.79	(0.08	)(g)	1.54	1.46	—	—	—

Class R6
Year Ended June 30, 2014	14.00	(0.06	)(g)	2.73	2.67	—	(1.44)	(1.44)
Year Ended June 30, 2013	11.85	—	(g)(l)(n)	3.16	3.16	—	(1.01)	(1.01)
Year Ended June 30, 2012	12.88	—	(g)(m)(n)	(0.81)	(0.81)	—	(0.22)	(0.22)
November 30, 2010 (f) through June 30, 2011	11.02	(0.02	)(g)	1.88	1.86	—	—	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05 and the net investment income (loss) ratio would have been 0.16%.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.31%.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.15) and $0.20 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.34)% and 0.41% for Class R2 and Class R5 Shares, respectively.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04) and $0.26 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.10)% and 0.62% for Class R2 and Class R5 Shares, respectively.
(l)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.12) and $(0.04) for Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (1.04)% and (0.29)% for Class R2 and Class R6 Shares, respectively.
(m)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.10) and $(0.02) for Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.92)% and (0.19)% for Class R2 and Class R6 Shares, respectively.
(n)	Amount rounds to less than $0.01.
(o)	Amount rounds to less than 0.01%.

136	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.14	22.94%	$71,958	1.49%	0.17	%(h)	1.62%	25%
30.81	24.71	57,003	1.49	0.43	(i)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

45.99	22.95	3,883	1.54	(0.02	)(j)	1.62	30
39.52	22.80	4,909	1.54	0.53	(k)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44

51.88	23.90	1,177,534	0.79	0.73	(j)	0.92	30
44.21	23.71	814,942	0.79	1.25	(k)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44

13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(l)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(m)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83

15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	—	(l)(o)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(m)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

NOVEMBER 1, 2014	137

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class R2
Year Ended June 30, 2014	$23.67	$0.07	(d)(e)	$4.83	$4.90	$(0.07)	$(0.67)	$(0.74)
Year Ended June 30, 2013	18.68	0.15	(d)(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(d)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(d)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(d)	3.06	3.12	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	24.85	0.23	(d)(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(d)(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(d)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(d)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(d)	3.19	3.34	(0.13)	—	(0.13)

Class R6 (g)
Year Ended June 30, 2014	24.87	0.24	(d)(e)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(d)(f)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(d)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(d)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(d)	3.19	3.34	(0.14)	—	(0.14)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $0.22 and $0.23 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, 0.79% and 0.82% for Class R2, Class R5 and Class R6 Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $0.19 and $0.20 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.27%, 0.86% and 0.89% for Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

138	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.83	20.95%	$47,939	1.49%	0.25	%(e)	1.66%	40%
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50

29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50

29.33	21.71	453,645	0.85	0.87	(e)	0.90	40
24.87	28.62	207,613	0.85	1.32	(f)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50

NOVEMBER 1, 2014	139

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class R2
Year Ended June 30, 2014	$12.74	$0.07	(g)	$3.08	$3.15	$(0.08)	$(0.97)	$(1.05)
Year Ended June 30, 2013	10.69	0.10	(g)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(g)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(g)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(g)	0.95	1.00	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	12.82	0.16	(g)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(g)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(g)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(g)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(g)	0.94	1.06	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2014	12.83	0.17	(g)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(g)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(g)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (f) through June 30, 2011	9.59	0.07	(g)	1.10	1.17	(0.09)	—	(0.09)

U.S. Large Cap Core Plus Fund
Class R2
Year Ended June 30, 2014	25.11	(0.02	)(g)(h)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(g)(i)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.56	0.01	(g)	2.13	2.14	(0.04)	—	(0.04)

Class R5
Year Ended June 30, 2014	25.64	0.18	(g)(h)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(g)(i)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)
Year Ended June 30, 2010	14.72	0.11	(g)	2.18	2.29	(0.14)	—	(0.14)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02) and $0.17 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)% and 0.62% for Class R2 and Class R5 Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03 and $0.20 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.14% and 0.83% for Class R2 and Class R5 Shares, respectively.
(j)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class R2 are 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011 and 1.64% and 1.91% for 2010; for Class R5 are 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011 and 0.94% and 1.21% for 2010, respectively.

140	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)		Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$14.84	25.61%	$126,549	1.22%		0.53%		1.30%		73%	N/A
12.74	22.81	72,664	1.22		0.81		1.31		88	N/A
10.69	2.00	31,686	1.22		0.68		1.32		83	N/A
10.62	28.96	8,533	1.22		0.51		1.32		69	N/A
8.29	13.56	492	1.30		0.57		1.33		84	N/A

14.96	26.45	441,628	0.59		1.16		0.60		73	N/A
12.82	23.52	455,939	0.59		1.45		0.61		88	N/A
10.75	2.72	335,220	0.59		1.32		0.63		83	N/A
10.66	29.66	153,501	0.59		1.27		0.61		69	N/A
8.31	14.30	209,619	0.59		1.39		0.63		84	N/A

14.98	26.57	2,392,416	0.54		1.21		0.55		73	N/A
12.83	23.56	1,379,173	0.54		1.47		0.56		88	N/A
10.76	2.76	1,114,492	0.54		1.38		0.57		83	N/A
10.67	12.17	549,478	0.54		1.15		0.57		69	N/A

29.14	26.41	5,273	2.39	(j)	(0.07	)(h)	2.73	(j)	90	122%
25.11	24.74	3,766	2.46	(j)	0.27	(i)	2.80	(j)	90	119
21.13	0.33	1,993	2.38	(j)	0.19		2.62	(j)	99	129
21.13	27.13	1,329	2.23	(j)	(0.03)		2.46	(j)	73	102
16.66	14.70	318	2.23	(j)	0.05		2.50	(j)	109	150

29.86	27.29	263,148	1.70	(j)	0.64	(h)	2.03	(j)	90	122
25.64	25.66	142,927	1.77	(j)	0.95	(i)	2.11	(j)	90	119
21.51	1.05	135,934	1.68	(j)	0.96		1.92	(j)	99	129
21.47	28.05	41,988	1.53	(j)	0.67		1.76	(j)	73	102
16.87	15.50	9,369	1.53	(j)	0.64		1.80	(j)	109	150

NOVEMBER 1, 2014	141

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class R2
Year Ended June 30, 2014	$19.97	$(0.01	)(h)(i)	$4.90	$4.89	$(0.02)	$(1.50)	$(1.52)
Year Ended June 30, 2013	16.54	—	(h)(j)(k)	3.72	3.72	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)
April 1, 2010 (g) through June 30, 2010	15.00	—	(k)	(2.00)	(2.00)	—	—	—

Class R5
Year Ended June 30, 2014	20.14	0.14	(h)(i)	4.96	5.10	(0.14)	(1.50)	(1.64)
Year Ended June 30, 2013	16.68	0.13	(h)(j)	3.74	3.87	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)
April 1, 2010 (g) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

Class R6
Year Ended June 30, 2014	20.16	0.15	(h)(i)	4.96	5.11	(0.15)	(1.50)	(1.65)
Year Ended June 30, 2013	16.69	0.14	(h)(j)	3.75	3.89	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011 (m) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class R2 are 1.50% and 3.04% for the year ended June 30, 2014, 1.50% and 3.15% for 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.34% for the year ended June 30, 2014, 0.80% and 2.45% for 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.29% for the year ended June 30, 2014, 0.75% and 2.40% for 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02), $0.13 and $0.14 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.10)%, 0.60% and 0.65% for Class R2, Class R5 and Class R6 Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $0.12 and $0.13 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.06)%, 0.64% and 0.68% for Class R2, Class R5 and Class R6 Shares, respectively.
(k)	Amount rounds to less than $0.01.
(l)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(m)	Commencement of offering of class of shares.

142	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including shortsales) (b)(f)

$23.34	25.44%	$96	2.53%	(0.06	)%(i)	4.07%		69%	101%
19.97	22.72	71	2.77	0.01	(j)	4.42		67	88
16.54	1.48	56	2.59	0.16		4.58		57	75
16.64	28.05	56	2.58	(0.05)		5.60		91	125
13.00	(13.33)	43	2.60	(0.01)		7.38	(l)	34	80

23.60	26.35	89	1.83	0.64	(i)	3.37		69	101
20.14	23.51	71	2.07	0.71	(j)	3.72		67	88
16.68	2.20	57	1.89	0.86		3.88		57	75
16.71	29.00	56	1.88	0.64		4.90		91	125
13.02	(13.20)	43	1.90	0.69		6.68	(l)	34	80

23.62	26.38	79	1.78	0.69	(i)	3.32		69	101
20.16	23.61	62	2.02	0.76	(j)	3.67		67	88
16.69	2.27	50	1.84	0.91		3.83		57	75
16.71	(1.65)	49	1.83	0.58		4.58	(l)	91	125

NOVEMBER 1, 2014	143

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class R2
Year Ended June 30, 2014	$13.09	$(0.05	)(g)(h)	$3.38		$3.33	$(0.01)	$(0.29)	$(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(g)(i)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (f) through June 30, 2012	9.02	—	(g)(j)	1.27	(k)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2014	13.35	0.06	(g)(h)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(g)(i)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (f) through June 30, 2012	9.13	0.05	(g)	1.29	(k)	1.34	(0.04)	—	(0.04)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.05) and $0.06 for Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.36)% and 0.38% for Class R2 and Class R6 Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07) and $0.07 for Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.58)% and 0.56% for Class R2 and Class R6 Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $1.28 and the total return would have been 14.66% for Class R6 Shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 Shares.

144	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.12	25.66%		$9,785	1.50%	(0.32	)%(h)	1.59%	51%
13.09	28.19		1,744	1.50	(0.20	)(i)	1.65	54
10.25	14.17	(k)	57	1.51	0.02		1.91	74

16.52	26.54		45,604	0.75	0.42	(h)	0.84	51
13.35	29.17		17,232	0.75	0.95	(i)	0.97	54
10.43	14.77	(k)	12,959	0.75	0.70		1.08	74

NOVEMBER 1, 2014	145

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION FOR THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class R2, Class R5 and Class R6 Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
Equity Income Fund	Class R2	1.29%	1.39%
	Class R5	0.59%	0.59%
	Class R6	0.51%	0.51%

Large Cap Growth Fund	Class R2	1.30%	1.50%
	Class R5	0.70%	0.71%
	Class R6	0.61%	0.61%

Large Cap Value Fund	Class R2	1.20%	1.55%
	Class R5	0.58%	0.58%
	Class R6	0.53%	0.53%

Market Expansion Enhanced Index Fund	Class R2	0.98%	1.32%

Mid Cap Growth Fund	Class R2	1.40%	1.65%
	Class R5	0.79%	0.89%
	Class R6	0.74%	0.78%

Mid Cap Value Fund	Class R2	1.51%	1.68%

Small Cap Growth Fund	Class R2	1.68%	1.96%
	Class R6	0.93%	0.96%

Small Cap Value Fund	Class R2	1.58%	1.90%
	Class R5	0.99%	1.02%
	Class R6	0.88%	0.88%

U.S. Equity Fund	Class R2	1.19%	1.45%
	Class R5	0.56%	0.59%
	Class R6	0.50%	0.50%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/14, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

146	J.P. MORGAN U.S. EQUITY FUNDS

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2014	147

Additional Fee and Expense Information (continued)

JPMorgan Equity Income Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$131	5.00%	3.71%	3.71%
October 31, 2016	147	10.25	7.45	3.61
October 31, 2017	152	15.76	11.33	3.61
October 31, 2018	158	21.55	15.35	3.61
October 31, 2019	163	27.63	19.52	3.61
October 31, 2020	169	34.01	23.83	3.61
October 31, 2021	175	40.71	28.30	3.61
October 31, 2022	182	47.75	32.93	3.61
October 31, 2023	188	55.13	37.73	3.61
October 31, 2024	195	62.89	42.70	3.61

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$60	5.00%	4.41%	4.41%
October 31, 2016	63	10.25	9.01	4.41
October 31, 2017	66	15.76	13.82	4.41
October 31, 2018	69	21.55	18.84	4.41
October 31, 2019	72	27.63	24.08	4.41
October 31, 2020	75	34.01	29.55	4.41
October 31, 2021	78	40.71	35.27	4.41
October 31, 2022	82	47.75	41.23	4.41
October 31, 2023	85	55.13	47.46	4.41
October 31, 2024	89	62.89	53.96	4.41

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$52	5.00%	4.49%	4.49%
October 31, 2016	54	10.25	9.18	4.49
October 31, 2017	57	15.76	14.08	4.49
October 31, 2018	59	21.55	19.21	4.49
October 31, 2019	62	27.63	24.56	4.49
October 31, 2020	65	34.01	30.15	4.49
October 31, 2021	68	40.71	36.00	4.49
October 31, 2022	71	47.75	42.10	4.49
October 31, 2023	74	55.13	48.48	4.49
October 31, 2024	77	62.89	55.15	4.49

148	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$132	5.00%	3.70%	3.70%
October 31, 2016	158	10.25	7.33	3.50
October 31, 2017	164	15.76	11.09	3.50
October 31, 2018	170	21.55	14.97	3.50
October 31, 2019	175	27.63	19.00	3.50
October 31, 2020	182	34.01	23.16	3.50
October 31, 2021	188	40.71	27.47	3.50
October 31, 2022	195	47.75	31.94	3.50
October 31, 2023	201	55.13	36.55	3.50
October 31, 2024	208	62.89	41.33	3.50

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$72	5.00%	4.30%	4.30%
October 31, 2016	76	10.25	8.77	4.29
October 31, 2017	79	15.76	13.44	4.29
October 31, 2018	82	21.55	18.31	4.29
October 31, 2019	86	27.63	23.38	4.29
October 31, 2020	89	34.01	28.68	4.29
October 31, 2021	93	40.71	34.20	4.29
October 31, 2022	97	47.75	39.95	4.29
October 31, 2023	101	55.13	45.96	4.29
October 31, 2024	106	62.89	52.22	4.29

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$62	5.00%	4.39%	4.39%
October 31, 2016	65	10.25	8.97	4.39
October 31, 2017	68	15.76	13.76	4.39
October 31, 2018	71	21.55	18.75	4.39
October 31, 2019	74	27.63	23.96	4.39
October 31, 2020	77	34.01	29.41	4.39
October 31, 2021	81	40.71	35.09	4.39
October 31, 2022	84	47.75	41.02	4.39
October 31, 2023	88	55.13	47.21	4.39
October 31, 2024	92	62.89	53.67	4.39

NOVEMBER 1, 2014	149

Additional Fee and Expense Information (continued)

JPMorgan Large Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$122	5.00%	3.80%	3.80%
October 31, 2016	164	10.25	7.38	3.45
October 31, 2017	169	15.76	11.09	3.45
October 31, 2018	175	21.55	14.92	3.45
October 31, 2019	181	27.63	18.88	3.45
October 31, 2020	187	34.01	22.98	3.45
October 31, 2021	194	40.71	27.23	3.45
October 31, 2022	201	47.75	31.62	3.45
October 31, 2023	208	55.13	36.16	3.45
October 31, 2024	215	62.89	40.85	3.45

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$59	5.00%	4.42%	4.42%
October 31, 2016	62	10.25	9.04	4.42
October 31, 2017	65	15.76	13.85	4.42
October 31, 2018	67	21.55	18.89	4.42
October 31, 2019	70	27.63	24.14	4.42
October 31, 2020	74	34.01	29.63	4.42
October 31, 2021	77	40.71	35.36	4.42
October 31, 2022	80	47.75	41.34	4.42
October 31, 2023	84	55.13	47.59	4.42
October 31, 2024	87	62.89	54.11	4.42

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$54	5.00%	4.47%	4.47%
October 31, 2016	57	10.25	9.14	4.47
October 31, 2017	59	15.76	14.02	4.47
October 31, 2018	62	21.55	19.11	4.47
October 31, 2019	65	27.63	24.44	4.47
October 31, 2020	67	34.01	30.00	4.47
October 31, 2021	70	40.71	35.81	4.47
October 31, 2022	74	47.75	41.88	4.47
October 31, 2023	77	55.13	48.23	4.47
October 31, 2024	80	62.89	54.85	4.47

150	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Enhanced Index Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$100	5.00%	4.02%	4.02%
October 31, 2016	140	10.25	7.85	3.68
October 31, 2017	145	15.76	11.82	3.68
October 31, 2018	150	21.55	15.93	3.68
October 31, 2019	156	27.63	20.20	3.68
October 31, 2020	162	34.01	24.62	3.68
October 31, 2021	168	40.71	29.21	3.68
October 31, 2022	174	47.75	33.96	3.68
October 31, 2023	180	55.13	38.89	3.68
October 31, 2024	187	62.89	44.00	3.68

NOVEMBER 1, 2014	151

Additional Fee and Expense Information (continued)

JPMorgan Mid Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$143	5.00%	3.60%	3.60%
October 31, 2016	174	10.25	7.07	3.35
October 31, 2017	180	15.76	10.66	3.35
October 31, 2018	186	21.55	14.36	3.35
October 31, 2019	192	27.63	18.20	3.35
October 31, 2020	198	34.01	22.16	3.35
October 31, 2021	205	40.71	26.25	3.35
October 31, 2022	212	47.75	30.48	3.35
October 31, 2023	219	55.13	34.85	3.35
October 31, 2024	226	62.89	39.37	3.35

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$81	5.00%	4.21%	4.21%
October 31, 2016	95	10.25	8.49	4.11
October 31, 2017	99	15.76	12.95	4.11
October 31, 2018	103	21.55	17.59	4.11
October 31, 2019	107	27.63	22.43	4.11
October 31, 2020	111	34.01	27.46	4.11
October 31, 2021	116	40.71	32.70	4.11
October 31, 2022	121	47.75	38.15	4.11
October 31, 2023	125	55.13	43.83	4.11
October 31, 2024	131	62.89	49.74	4.11

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$76	5.00%	4.26%	4.26%
October 31, 2016	83	10.25	8.66	4.22
October 31, 2017	87	15.76	13.25	4.22
October 31, 2018	90	21.55	18.02	4.22
October 31, 2019	94	27.63	23.00	4.22
October 31, 2020	98	34.01	28.20	4.22
October 31, 2021	102	40.71	33.61	4.22
October 31, 2022	106	47.75	39.24	4.22
October 31, 2023	111	55.13	45.12	4.22
October 31, 2024	116	62.89	51.24	4.22

152	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$154	5.00%	3.49%	3.49%
October 31, 2016	177	10.25	6.93	3.32
October 31, 2017	183	15.76	10.48	3.32
October 31, 2018	189	21.55	14.14	3.32
October 31, 2019	195	27.63	17.93	3.32
October 31, 2020	201	34.01	21.85	3.32
October 31, 2021	208	40.71	25.89	3.32
October 31, 2022	215	47.75	30.07	3.32
October 31, 2023	222	55.13	34.39	3.32
October 31, 2024	230	62.89	38.85	3.32

JPMorgan Small Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$171	5.00%	3.32%	3.32%
October 31, 2016	206	10.25	6.46	3.04
October 31, 2017	212	15.76	9.70	3.04
October 31, 2018	218	21.55	13.03	3.04
October 31, 2019	225	27.63	16.47	3.04
October 31, 2020	232	34.01	20.01	3.04
October 31, 2021	239	40.71	23.66	3.04
October 31, 2022	246	47.75	27.42	3.04
October 31, 2023	254	55.13	31.29	3.04
October 31, 2024	261	62.89	35.28	3.04

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$95	5.00%	4.07%	4.07%
October 31, 2016	102	10.25	8.27	4.04
October 31, 2017	106	15.76	12.65	4.04
October 31, 2018	110	21.55	17.20	4.04
October 31, 2019	115	27.63	21.93	4.04
October 31, 2020	119	34.01	26.86	4.04
October 31, 2021	124	40.71	31.99	4.04
October 31, 2022	129	47.75	37.32	4.04
October 31, 2023	134	55.13	42.87	4.04
October 31, 2024	140	62.89	48.64	4.04

NOVEMBER 1, 2014	153

Additional Fee and Expense Information (continued)

JPMorgan Small Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$121	5.00%	3.81%	3.81%
October 31, 2016	153	10.25	7.50	3.55
October 31, 2017	159	15.76	11.31	3.55
October 31, 2018	164	21.55	15.26	3.55
October 31, 2019	170	27.63	19.35	3.55
October 31, 2020	176	34.01	23.59	3.55
October 31, 2021	182	40.71	27.98	3.55
October 31, 2022	189	47.75	32.52	3.55
October 31, 2023	196	55.13	37.23	3.55
October 31, 2024	203	62.89	42.10	3.55

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$57	5.00%	4.44%	4.44%
October 31, 2016	63	10.25	9.05	4.41
October 31, 2017	66	15.76	13.85	4.41
October 31, 2018	69	21.55	18.88	4.41
October 31, 2019	72	27.63	24.12	4.41
October 31, 2020	75	34.01	29.59	4.41
October 31, 2021	78	40.71	35.31	4.41
October 31, 2022	82	47.75	41.27	4.41
October 31, 2023	85	55.13	47.50	4.41
October 31, 2024	89	62.89	54.01	4.41

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$90	5.00%	4.12%	4.12%
October 31, 2016	94	10.25	8.41	4.12
October 31, 2017	97	15.76	12.88	4.12
October 31, 2018	101	21.55	17.53	4.12
October 31, 2019	106	27.63	22.37	4.12
October 31, 2020	110	34.01	27.41	4.12
October 31, 2021	114	40.71	32.66	4.12
October 31, 2022	119	47.75	38.13	4.12
October 31, 2023	124	55.13	43.82	4.12
October 31, 2024	129	62.89	49.74	4.12

154	J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$121	5.00%	3.81%	3.81%
October 31, 2016	153	10.25	7.50	3.55
October 31, 2017	159	15.76	11.31	3.55
October 31, 2018	164	21.55	15.26	3.55
October 31, 2019	170	27.63	19.35	3.55
October 31, 2020	176	34.01	23.59	3.55
October 31, 2021	182	40.71	27.98	3.55
October 31, 2022	189	47.75	32.52	3.55
October 31, 2023	196	55.13	37.23	3.55
October 31, 2024	203	62.89	42.10	3.55

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$57	5.00%	4.44%	4.44%
October 31, 2016	63	10.25	9.05	4.41
October 31, 2017	66	15.76	13.85	4.41
October 31, 2018	69	21.55	18.88	4.41
October 31, 2019	72	27.63	24.12	4.41
October 31, 2020	75	34.01	29.59	4.41
October 31, 2021	78	40.71	35.31	4.41
October 31, 2022	82	47.75	41.27	4.41
October 31, 2023	85	55.13	47.50	4.41
October 31, 2024	89	62.89	54.01	4.41

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$51	5.00%	4.50%	4.50%
October 31, 2016	53	10.25	9.20	4.50
October 31, 2017	56	15.76	14.12	4.50
October 31, 2018	58	21.55	19.25	4.50
October 31, 2019	61	27.63	24.62	4.50
October 31, 2020	64	34.01	30.23	4.50
October 31, 2021	67	40.71	36.09	4.50
October 31, 2022	70	47.75	42.21	4.50
October 31, 2023	73	55.13	48.61	4.50
October 31, 2024	76	62.89	55.30	4.50

NOVEMBER 1, 2014	155

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds

Services P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Equity Income Fund, Growth Advantage Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Enhanced Index Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-21295.

Investment Company Act File No. for Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Enhanced Index Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-4236.

Investment Company Act File No. for Growth Advantage Fund is 811-5526.

Investment Company Act File No. for Mid Cap Value Fund is 811-8189.

©JPMorgan Chase & Co., 2014. All rights reserved. November 2014. PR-EQR2R5R6-1114-2

Prospectus

J.P. Morgan International Equity Funds

Class A, Class B*, Class C & Select Class Shares

March 1, 2015, as supplemented April 28, 2015

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; Select/JCHSX

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; Select/JEESX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: A/JFAMX; B/JFBMX; C/JEMCX; Select/JEMSX

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; Select/JEMYX

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; Select/JMESX

JPMorgan International Equity Fund

Class/Ticker: A/JSEAX; B/JSEBX; C/JIECX; Select/VSIEX

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

Class/Ticker: A/JEIAX; C/JEICX; Select/JEISX

JPMorgan International Opportunities Fund

Class/Ticker: A/JIOAX; B/JIOBX; C/JIOCX; Select/JIOSX

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

Class/Ticker: A/OEIAX; B/OGEBX; C/OIICX; Select/OIEAX

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; Select/IUESX

JPMorgan International Value Fund

Class/Ticker: A/JFEAX; B/JFEBX; C/JIUCX; Select/JIESX

JPMorgan Intrepid European Fund

Class/Ticker: A/VEUAX; B/VEUBX; C/VEUCX; Select/JFESX

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; Select/JISIX

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

*	Class B Shares are no longer available for new purchases.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; Select/JCHSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.66	0.58	0.51
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.41 [1]	0.33 [1]	0.26

Total Annual Fund Operating Expenses	2.16	2.58	1.76
Fee Waivers and Expense Reimbursements[2]	(0.31)	(0.23)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.85	2.35	1.60

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.85%, 2.35% and 1.60%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	703	1,137	1,597	2,864
CLASS C SHARES ($)	338	781	1,350	2,898
SELECT CLASS SHARES ($)	163	539	939	2,060

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	703	1,137	1,597	2,864
CLASS C SHARES ($)	238	781	1,350	2,898
SELECT CLASS SHARES ($)	163	539	939	2,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies

MARCH 1, 2015	1

JPMorgan China Region Fund (continued)

in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals, and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the country specialists based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual country specialists have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the country specialists focus on, such as:

•	competitive dynamics
•	industry structures
•	cyclicality and evolution
•	growth
•	corporate governance
•	liquidity

In addition, country specialists particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Country specialists are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the country specialists not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risks” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

MARCH 1, 2015	3

JPMorgan China Region Fund (continued)

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net of foreign withholding taxes) and the Lipper China Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	31.03%
Worst Quarter	3rd quarter, 2011	–27.67%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Life of Fund Since 2/28/07
CLASS A SHARES
Return Before Taxes	(0.54)%	3.79%	4.76%
Return After Taxes on Distributions	(0.74)	3.83	4.82
Return After Taxes on Distributions and Sale of Fund Shares	0.19	3.11	3.93
CLASS C SHARES
Return Before Taxes	3.42	4.39	4.95
SELECT CLASS SHARES
Return Before Taxes	5.21	5.18	5.74
MSCI GOLDEN DRAGON INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.72	5.32	5.69
LIPPER CHINA REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.39)	2.81	5.90

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

JF International Management, Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Howard Wang	2007	Managing Director
Emerson Yip	2008	Managing Director

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	5

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; Select/JEESX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.68	0.59	0.47
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.43	0.34	0.22

Total Annual Fund Operating Expenses	1.93	2.34	1.47
Fee Waivers and Expense Reimbursements[2]	(0.33)	(0.24)	(0.12)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.60	2.10	1.35

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they has been in effect during the most recent fiscal year.
2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.60%, 2.10% and 1.35%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	679	1,069	1,483	2,635
CLASS C SHARES ($)	313	708	1,229	2,658
SELECT CLASS SHARES ($)	137	453	791	1,747

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	679	1,069	1,483	2,635
CLASS C SHARES ($)	213	708	1,229	2,658
SELECT CLASS SHARES ($)	137	453	791	1,747

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other

MARCH 1, 2015	7

JPMorgan Emerging Economies Fund (continued)

measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	33.70%
Worst Quarter	3rd quarter, 2011	–25.55%

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Life of Fund Since 2/28/08
CLASS A SHARES
Return Before Taxes	(10.98)%	0.99%	(2.14)%
Return After Taxes on Distributions	(11.19)	0.91	(2.35)
Return After Taxes on Distributions and Sale of Fund Shares	(5.79)	0.92	(1.50)
CLASS C SHARES
Return Before Taxes	(7.58)	1.57	(1.86)
SELECT CLASS SHARES
Return Before Taxes	(5.85)	2.33	(1.12)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.19)	1.78	(0.47)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.66)	2.51	(0.58)

After-tax returns are shown only for the Class A Shares, and the after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Executive Director
George Iwanicki, Jr.	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	9

JPMorgan Emerging Markets Equity Fund

Class/Ticker:

A/JFAMX; B/JFBMX; C/JEMCX; Select/JEMSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.62	0.64	0.57	0.53
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.37	0.39	0.32	0.28

Total Annual Fund Operating Expenses	1.87	2.39	2.32	1.53
Fee Waivers and Expense Reimbursements[2]	(0.32)	(0.34)	(0.27)	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	2.05	1.30

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55%, 2.05%, 2.05% and 1.30%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,053	1,455	2,576
CLASS B SHARES ($)	708	1,013	1,445	2,571
CLASS C SHARES ($)	308	699	1,216	2,635
SELECT CLASS SHARES ($)	132	461	812	1,804

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,053	1,455	2,576
CLASS B SHARES ($)	208	713	1,245	2,571
CLASS C SHARES ($)	208	699	1,216	2,635
SELECT CLASS SHARES ($)	132	461	812	1,804

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenue or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the security ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country

MARCH 1, 2015	11

JPMorgan Emerging Markets Equity Fund (continued)

or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class C Shares would have been similar to those shown because they have similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	32.49%
Worst Quarter	4th quarter, 2008	–25.90%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	0.21%	1.99%	8.16%
Return After Taxes on Distributions	0.12	2.02	8.17
Return After Taxes on Distributions and Sale of Fund Shares	0.49	1.68	6.82
CLASS A SHARES
Return Before Taxes	(5.31)	0.63	7.30
CLASS B SHARES
Return Before Taxes	(5.52)	0.84	7.46
CLASS C SHARES
Return Before Taxes	(1.57)	1.22	7.35
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.19)	1.78	8.43
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.66)	2.51	7.85

After-tax returns are shown only for the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Austin Forey	2005	Managing Director
Richard Titherington	2009	Managing Director
Leon Eidelman	2013	Executive Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	13

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; Select/JEMYX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.77	0.77	0.77
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.52	0.52	0.52
Acquired Fund Fees and Expenses[1]	0.02	0.02	0.02

Total Annual Fund Operating Expenses	2.04	2.54	1.79
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.42)	(0.42)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.62	2.12	1.37

1	“Remainder of Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.60%, 2.10% and 1.35% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years
CLASS A SHARES ($)	681	1,093
CLASS C SHARES ($)	315	751
SELECT CLASS SHARES ($)	139	522

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years
CLASS A SHARES ($)	681	1,093
CLASS C SHARES ($)	215	751
SELECT CLASS SHARES ($)	139	522

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one

MARCH 1, 2015	15

JPMorgan Emerging Markets Equity Income Fund (continued)

country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Derivatives Risk. Derivatives, including forward currency contracts, futures and structured investments, including participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Credit Risk. Certain investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund to sell such investments.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 12, 2014. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Richard Titherington	2013	Managing Director
Omar Negyal	2013	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment

MARCH 1, 2015	17

JPMorgan Emerging Markets Equity Income Fund (continued)

plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; Select/JMESX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	3.27	3.27	3.26
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	3.02	3.02	3.01

Total Annual Fund Operating Expenses	4.22	4.72	3.96
Fee Waivers and Expense Reimbursements[2]	(2.97)	(2.97)	(3.06)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	1.25	1.75	0.90

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 0.90%, respectively, of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,482	2,331	4,513
CLASS C SHARES ($)	278	1,155	2,138	4,620
SELECT CLASS SHARES ($)	92	925	1,775	3,980

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,482	2,331	4,513
CLASS C SHARES ($)	178	1,155	2,138	4,620
SELECT CLASS SHARES ($)	92	925	1,775	3,980

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

MARCH 1, 2015	19

JPMorgan Global Unconstrained Equity Fund (continued)

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives, including participation notes and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	11.69%
Worst Quarter	2nd quarter, 2012	–5.60%

MARCH 1, 2015	21

JPMorgan Global Unconstrained Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 11/30/11
SELECT CLASS SHARES
Return Before Taxes	4.89%	14.52%
Return After Taxes on Distributions	0.64	11.36
Return After Taxes on Distributions and Sale of Fund Shares	4.60	10.53
CLASS A SHARES
Return Before Taxes	(0.88)	12.26
CLASS C SHARES
Return Before Taxes	3.11	13.66
MSCI ALL COUNTRY WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	4.16	13.62

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Peter Kirkman	2011	Managing Director
Timothy Woodhouse	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

Class/Ticker:

A/JSEAX; B/JSEBX; C/JIECX; Select/VSIEX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.53	0.60	0.48	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.28	0.35	0.23	0.17
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.59	2.16	2.04	1.23
Fee Waivers and Expense Reimbursements[2]	(0.27)	(0.34)	(0.22)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.32	1.82	1.82	1.07

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.31%, 1.81%, 1.81% and 1.06%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2015	23

JPMorgan International Equity Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	976	1,321	2,293
CLASS B SHARES ($)	685	943	1,328	2,321
CLASS C SHARES ($)	285	618	1,078	2,351
SELECT CLASS SHARES ($)	109	374	660	1,475

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	976	1,321	2,293
CLASS B SHARES ($)	185	643	1,128	2,321
CLASS C SHARES ($)	185	618	1,078	2,351
SELECT CLASS SHARES ($)	109	374	660	1,475

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class C Shares would have been similar to those shown because they have similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	25

JPMorgan International Equity Fund (continued)

Best Quarter	2nd quarter, 2009	25.42%
Worst Quarter	3rd quarter, 2011	–20.43%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(6.44)%	4.55%	4.11%
Return After Taxes on Distributions	(6.84)	4.34	2.65
Return After Taxes on Distributions and Sale of Fund Shares	(3.00)	3.74	3.59
CLASS A SHARES
Return Before Taxes	(11.57)	3.17	3.29
CLASS B SHARES
Return Before Taxes	(12.19)	3.41	3.39
CLASS C SHARES
Return Before Taxes	(8.15)	3.75	3.29
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

After-tax returns are shown only for the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

Class/Ticker: A/JEIAX; C/JEICX; Select/JEISX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.62	0.67	0.63
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.37	0.42 [2]	0.38 [2]

Total Annual Fund Operating Expenses	1.57	2.12	1.33
Fee Waivers and Expense Reimbursements[3]	(0.32)	(0.37)	(0.43)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,3]	1.25	1.75	0.90

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.
2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 0.90%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	965	1,307	2,269
CLASS C SHARES ($)	278	628	1,105	2,423
SELECT CLASS SHARES ($)	92	379	688	1,564

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	965	1,307	2,269
CLASS C SHARES ($)	178	628	1,105	2,423
SELECT CLASS SHARES ($)	92	379	688	1,564

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

MARCH 1, 2015	27

JPMorgan International Equity Income Fund (continued)

(formerly JPMorgan Global Equity Income Fund)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. Certain investments are subject to the risk that the issuer and/or a counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund to sell such investments.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes), the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes) and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	29

JPMorgan International Equity Income Fund (continued)

(formerly JPMorgan Global Equity Income Fund)

Best Quarter	1st quarter, 2012	8.28%
Worst Quarter	3rd quarter, 2014	–4.70%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 2/28/11
SELECT CLASS SHARES
Return Before Taxes	1.42%	6.13%
Return After Taxes on Distributions	(0.07)	5.31
Return After Taxes on Distributions and Sale of Fund Shares	2.20	4.93
CLASS A SHARES
Return Before Taxes	(4.12)	4.39
CLASS C SHARES
Return Before Taxes	(0.32)	5.34
MSCI EAFE INDEX[1]
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	3.43
MSCI ALL COUNTRY WORLD INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	4.16	7.44
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(5.07)	N/A

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Effective January 30, 2015, the Fund’s primary benchmark changed from the MSCI All Country World Index to the MSCI EAFE Index to more closely align the Fund’s primary benchmark with its investment strategies.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Fund

Class/Ticker:

A/JIOAX; B/JIOBX; C/JIOCX; Select/JIOSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.62	0.64	0.47	0.41
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.37	0.39	0.22	0.16
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.48	2.00	1.83	1.02
Fee Waivers and Expense Reimbursements[2]	(0.16)	(0.07)	NONE	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.32	1.93	1.83	1.02

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.31%, 1.92%, 1.92% and 1.06%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2015	31

JPMorgan International Opportunities Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	953	1,276	2,188
CLASS B SHARES ($)	696	921	1,271	2,188
CLASS C SHARES ($)	286	576	990	2,148
SELECT CLASS SHARES ($)	104	325	563	1,248

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	953	1,276	2,188
CLASS B SHARES ($)	196	621	1,071	2,188
CLASS C SHARES ($)	186	576	990	2,148
SELECT CLASS SHARES ($)	104	325	563	1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class C Shares would have been similar to those shown because they have similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	33

JPMorgan International Opportunities Fund (continued)

Best Quarter	2nd quarter, 2009	23.69%
Worst Quarter	3rd quarter, 2011	–21.75%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(6.88)%	4.78%	4.62%
Return After Taxes on Distributions	(7.28)	4.42	4.28
Return After Taxes on Distributions and Sale of Fund Shares	(3.21)	3.88	3.79
CLASS A SHARES
Return Before Taxes	(12.00)	3.40	3.81
CLASS B SHARES
Return Before Taxes	(12.63)	3.64	3.95
CLASS C SHARES
Return Before Taxes	(8.58)	3.98	3.84
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Maxwell	2014	Managing Director
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

Class/Ticker:

A/OEIAX; B/OGEBX; C/OIICX; Select/OIEAX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees[1]	0.20%	0.20%	0.20%	0.20%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.56	0.79	0.61	0.43
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.31	0.54	0.36	0.18
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.02	1.75	1.57	0.64
Fee Waivers and Expense Reimbursements[2]	(0.41)	(0.64)	(0.46)	(0.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.61	1.11	1.11	0.36

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60%, 1.10%, 1.10% and 0.35%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2015	35

JPMorgan International Research Enhanced Equity Fund (continued)

(formerly JPMorgan International Equity Index Fund)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	584	794	1,021	1,672
CLASS B SHARES ($)	613	789	1,089	1,815
CLASS C SHARES ($)	213	451	812	1,828
SELECT CLASS SHARES ($)	37	177	329	772

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	584	794	1,021	1,672
CLASS B SHARES ($)	113	489	889	1,815
CLASS C SHARES ($)	113	451	812	1,828
SELECT CLASS SHARES ($)	37	177	329	772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

1	MSCI EAFE Index and MSCI EAFE Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australiasia, Far East (EAFE) Index (net of foreign withholding taxes), the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Gross Domestic Product (GDP) Index (net of foreign withholding taxes), the Lipper International Multi-Cap Core Funds Index and the Lipper International Large-Cap Core Funds Index, indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	37

JPMorgan International Research Enhanced Equity Fund (continued)

(formerly JPMorgan International Equity Index Fund)

Best Quarter	2nd quarter, 2009	26.81%
Worst Quarter	3rd quarter, 2011	–22.23%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(5.33)%	3.94%	4.12%
Return After Taxes on Distributions	(9.50)	2.74	3.06
Return After Taxes on Distributions and Sale of Fund Shares	0.62	3.34	3.53
CLASS A SHARES
Return Before Taxes	(10.52)	2.56	3.30
CLASS B SHARES
Return Before Taxes	(11.02)	2.67	3.27
CLASS C SHARES
Return Before Taxes	(7.03)	3.02	3.17
MSCI EAFE INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
MSCI EAFE GDP INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(6.35)	3.93	3.62
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.65)	6.32	5.44
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

1	Effective May 20, 2014, the Fund’s primary benchmark changed from the MSCI EAFE GDP Index (net of foreign withholding taxes) to the MSCI EAFE
Index (net of foreign withholding taxes) to more closely align with the changes made to its investment objectives and strategies.

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Vice President
Ido Eisenberg	2014	Executive Director
James Cook	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	39

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; Select/IUESX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	4.06	4.63	4.73
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	3.81	4.38	4.48

Total Annual Fund Operating Expenses	5.01	6.08	5.43
Fee Waivers and Expense Reimbursements[3]	(3.76)	(4.33)	(4.53)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,3]	1.25	1.75	0.90

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 0.90%, respectively, of their average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,631	2,615	5,076
CLASS C SHARES ($)	278	1,420	2,635	5,560
SELECT CLASS SHARES ($)	92	1,218	2,334	5,082

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,631	2,615	5,076
CLASS C SHARES ($)	178	1,420	2,635	5,560
SELECT CLASS SHARES($)	92	1,218	2,334	5,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may

MARCH 1, 2015	41

JPMorgan International Unconstrained Equity Fund (continued)

be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	14.32%
Worst Quarter	3rd quarter, 2014	–6.29%

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 11/30/11
SELECT CLASS SHARES
Return Before Taxes	(5.15)%	10.56%
Return After Taxes on Distributions	(7.10)	8.82
Return After Taxes on Distributions and Sale of Fund Shares	(1.51)	8.06
CLASS A SHARES
Return Before Taxes	(10.35)	8.37
CLASS C SHARES
Return Before Taxes	(6.90)	9.72
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes Except Foreign Withholding Taxes)	6.05	13.65
LIPPER INTERNATIONAL LARGE CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.80)	9.76

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	43

JPMorgan International Value Fund

Class/Ticker:

A/JFEAX; B/JFEBX; C/JIUCX; Select/JIESX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.57	0.63	0.54	0.43
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.32	0.38	0.29	0.18

Total Annual Fund Operating Expenses	1.42	1.98	1.89	1.03
Fee Waivers and Expense Reimbursements[2]	(0.07)	(0.13)	(0.04)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.35	1.85	1.85	1.03

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35%, 1.85%, 1.85% and 1.10%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	944	1,254	2,132
CLASS B SHARES ($)	688	909	1,256	2,151
CLASS C SHARES ($)	288	590	1,018	2,208
SELECT CLASS SHARES ($)	105	328	569	1,259

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	944	1,254	2,132
CLASS B SHARES ($)	188	609	1,056	2,151
CLASS C SHARES ($)	188	590	1,018	2,208
SELECT CLASS SHARES ($)	105	328	569	1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which

MARCH 1, 2015	45

JPMorgan International Value Fund (continued)

increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shares. The actual returns of Class C Shares would have been similar to those shown because they have similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2011	–22.11%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(10.42)%	3.90%	4.57%
Return After Taxes on Distributions	(10.99)	3.50	4.03
Return After Taxes on Distributions and Sale of Fund Shares	(5.07)	3.26	3.76
CLASS A SHARES
Return Before Taxes	(15.32)	2.52	3.74
CLASS B SHARES
Return Before Taxes	(16.10)	2.77	3.88
CLASS C SHARES
Return Before Taxes	(12.03)	3.13	3.79
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(5.39)	4.42	3.89
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(7.17)	3.81	4.39

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	47

JPMorgan Intrepid European Fund

Class/Ticker:

A/VEUAX; B/VEUBX; C/VEUCX; Select/JFESX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.52	0.60	0.50	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.27	0.35	0.25	0.17
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.43	2.01	1.91	1.08

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	663	954	1,266	2,148
CLASS B SHARES ($)	704	930	1,283	2,188
CLASS C SHARES ($)	294	600	1,032	2,233
SELECT CLASS SHARES ($)	110	343	595	1,317

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	663	954	1,266	2,148
CLASS B SHARES ($)	204	630	1,083	2,188
CLASS C SHARES ($)	194	600	1,032	2,233
SELECT CLASS SHARES ($)	110	343	595	1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

MARCH 1, 2015	49

JPMorgan Intrepid European Fund (continued)

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies).

Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	23.96%
Worst Quarter	3rd quarter, 2008	–23.67%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(12.13)%	6.95%	5.88%
Return After Taxes on Distributions	(12.58)	6.76	4.73
Return After Taxes on Distributions and Sale of Fund Shares	(6.04)	5.67	4.58
CLASS B SHARES
Return Before Taxes	(12.73)	7.27	6.01
CLASS C SHARES
Return Before Taxes	(8.70)	7.59	5.92
SELECT CLASS SHARES
Return Before Taxes	(7.02)	8.39	6.72
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(6.18)	5.28	4.60
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	(6.46)	7.36	6.60

After-tax returns are shown only for the Class A Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
John Baker	2005	Managing Director
Jonathan Ingram	2007	Managing Director
Anis Lahlou—Abid	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	51

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; Select/JISIX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.59	0.51	0.46
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.34	0.26	0.21
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.45	1.87	1.07
Fee Waivers and Expense Reimbursements[3]	(0.19)	(0.11)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,3]	1.26	1.76	0.91

1	As of March 1, 2015, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 0.90%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	942	1,258	2,154
CLASS C SHARES ($)	279	577	1,001	2,181
SELECT CLASS SHARES ($)	93	324	575	1,291

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	942	1,258	2,154
CLASS C SHARES ($)	179	577	1,001	2,181
SELECT CLASS SHARES ($)	93	324	575	1,291

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it

MARCH 1, 2015	53

JPMorgan Intrepid International Fund (continued)

has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class A Shares prior to the inception of Class C Shares. Actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares. The performance of Select Class Shares is based on the performance of Institutional Class Shares prior to the inception of Select Class Shares. Actual returns of Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2011	–22.81%

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(11.41)%	4.21%	2.94%
Return After Taxes on Distributions	(11.55)	4.12	2.83
Return After Taxes on Distributions and Sale of Fund Shares	(6.17)	3.46	2.60
CLASS C SHARES
Return Before Taxes	(7.94)	4.82	3.05
SELECT CLASS SHARES
Return Before Taxes	(6.28)	5.60	3.80
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL MULTI- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.65)	6.32	5.44

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Zenah Shuhaiber	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	55

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page86 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.74	0.73	0.61
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.49	0.48	0.36

Total Annual Fund Operating Expenses	1.99	2.48	1.61
Fee Waivers and Expense Reimbursements[2]	(0.29)	(0.28)	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.70	2.20	1.45

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.70%, 2.20% and 1.45%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	689	1,090	1,516	2,698
CLASS C SHARES ($)	323	746	1,295	2,795
SELECT CLASS SHARES ($)	148	492	861	1,898

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	689	1,090	1,516	2,698
CLASS C SHARES ($)	223	746	1,295	2,795
SELECT CLASS SHARES ($)	148	492	861	1,898

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based country specialists.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the security ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by country specialists, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if cer-

tain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.”

MARCH 1, 2015	57

JPMorgan Latin America Fund (continued)

Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the
Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes) and the Lipper Latin American Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	44.20%
Worst Quarter	4th quarter, 2008	–38.26%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Life of Fund Since 2/28/07
CLASS A SHARES
Return Before Taxes	(16.41)%	(3.71)%	1.11%
Return After Taxes on Distributions	(16.39)	(3.74)	0.73
Return After Taxes on Distributions and Sale of Fund Shares	(9.19)	(2.74)	0.80
CLASS C SHARES
Return Before Taxes	(13.22)	(3.15)	1.29
SELECT CLASS SHARES
Return Before Taxes	(11.51)	(2.42)	2.05
MSCI EMERGING MARKETS LATIN AMERICA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(12.30)	(5.25)	1.79
LIPPER LATIN AMERICAN FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(13.61)	(4.32)	0.77

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Luis Carrillo	2007	Managing Director
Sophie Bosch	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	59

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

China Region Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals, and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the country specialists based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual country specialists have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the country specialists focus on, such as:

•	competitive dynamics

•	industry structures

•	cyclicality and evolution

•	growth

•	corporate governance

•	liquidity

In addition, country specialists particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Country specialists are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the country specialists not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

Emerging Economies Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenue or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of

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its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the security ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

Global Unconstrained Equity Fund

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

International Equity Fund

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

International Equity Income Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management.

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The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

International Opportunities Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

International Research Enhanced Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

1	MSCI EAFE Index and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

International Unconstrained Equity Fund

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

International Value Fund

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

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The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

Intrepid European Fund

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value,

quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Intrepid International Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Latin America Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based country specialists.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the security ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by country specialists, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

Each of the Funds

The main investment strategies for a particular Fund are summarized above. Each Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The main investment strategies for each Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which a Fund may invest

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•	derivatives, including participation notes and certain forwards and futures

Although not main strategies, the Funds may also utilize the following which may be equity securities:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Funds may use futures contracts, options, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Funds may use exchange-traded futures to manage cash flows.

Each Fund may utilize these investment strategies to a greater or lesser degree.

The Funds (except for the International Opportunities Fund, the International Value Fund and the Intrepid International Fund) will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policy above.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

China Region Fund

The Fund is not constrained by capitalization or style limits.

The Fund may invest any portion of its assets that is not in equity securities of China region companies in high quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of China or Taiwan. These instruments may be denominated in various currencies. The Fund’s sub-adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

The sub-adviser believes that the China region markets are inefficient. This is demonstrated by the high and variable volatility of many regional markets and the share prices of many companies resulting from the high participation by speculative retail investors. The sub-adviser believes that the pricing anomalies in these markets, and the fact that publicly available information is limited, create attractive investment opportunities for experienced and knowledgeable professional investors.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest in high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

If the Fund’s sub-adviser receives access and determines that the investment conditions are suitable for the Fund, the Fund may also invest in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risks” and “Asia Pacific Market Risks,” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility.

China is dominated by the one-party rule of the Communist Party, and hence through the Communist Party, the Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese and Taiwanese products and reduced flows of private capital to these economies.

Brokerage commissions and other fees may be higher for securities traded in Chinese and Taiwanese markets.

At times, there is a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

The universe of A-share issues currently available in China to the sub-adviser may be limited as compared with the universe of equity securities available in other markets. There may also be a lower level of liquidity in China A-share markets, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investment as compared to other markets. This could potentially lead to severe price volatility in China A-shares.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If China region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Emerging Markets Equity Fund

The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. The adviser believes that corporate disclosure and transparency can vary widely, thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

Intrepid European Fund

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund’s assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may also invest in corporate bonds, municipal bonds, inflation-linked debt securities and debt securities issued by governmental entities and private issuers.

Latin America Fund

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. In the past, many Latin American countries have experienced high interest, inflation and unemployment rates. Currency devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests, and therefore, the value of Fund shares. As noted, in the past, many Latin American countries experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The Fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on

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investments. The Fund will not invest more than 15% of its net assets in securities that are subject to material legal restrictions on repatriation. Certain Latin American countries may impose taxes on capital flows into or out of the country. If this occurs, the Fund may be adversely affected because such taxes would decrease the yield on the Fund’s investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the International Research Enhanced Equity Fund is fundamental. The investment objective for each of the China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund is non-fundamental and may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Market Risk. Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Depositary Receipt Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Value Fund). Value

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investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Securities Lending Risk. The Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable to China Region Fund, Emerging Economies Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund). A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Sovereign Debt Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Geographic Focus Risk. Certain of the Funds may focus their investments in a region or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Inflation-Linked Securities Risk (applicable to Intrepid European Fund only). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Credit Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). A Fund’s investments are subject to the risk that an issuer and/or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Additional Risks

High Yield Securities Risk. (applicable to all Funds except Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund). A Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments.

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During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Structured Instrument Risk. (applicable to all Funds except International Equity Income Fund, International Unconstrained Equity Fund and Latin America Fund). A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund’s to counterparty risk (and this risk may be amplified if the Fund purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Government Securities Risk. (applicable to all Funds except Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund). A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of the Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding time period is one year from the implementation of the Fund’s investment strategy although the period may be extended an additional two years as permitted by the Federal Reserve in its discretion. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of portfolio securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in the Fund’s liquidation. Impacted banking entities are generally required to be in conformance with the Volcker Rule by July 21, 2015. The full impact of the Volcker Rule on the Fund is not fully known at this time.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the International Research Enhanced Equity Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

EXPENSE LIMITATION

Intrepid European Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or

MARCH 1, 2015	75

More About the Funds (continued)

reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Emerging Markets Equity Fund

Historical performance shown for Class C Shares prior to their inception on 2/28/06 is based on the performance of the Class B Shares of the Fund, which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

International Equity Income Fund

As of 1/30/15, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Global Equity Income Fund. In view of these changes, the Fund’s performance record prior to 1/30/15 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Opportunities Fund

Historical performance shown for Class C Shares prior to their inception on 7/31/07 is based on the performance of the Class B Shares of the Fund, which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

International Research Enhanced Equity Fund

As of 6/30/14, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan International Equity Index Fund. In view of these changes, the Fund’s performance record prior to 6/30/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Value Fund

Historical performance shown for Class C Shares prior to their inception on 7/11/06 is based on the performance of the Class B Shares of the Fund, which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

Intrepid International Fund

The performance in the table for the period before Class C Shares were launched on 2/28/06 is based on the performance of the Class A Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares. The performance in the table for the period before Select Class Shares were launched on 2/28/06 is based on the performance of the Institutional Class Shares of the Fund, whose shares are not offered in this prospectus. The actual returns of the Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Class A Shares, Class C Shares, Select Class Shares and Institutional Class Shares all invest in the same portfolio of securities. Prior to 12/15/05, the Fund was managed in a tax-sensitive manner, and the Fund may have performed differently had it not been so managed.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Funds’ Management and Administration

Each Fund, with the exception of the International Research Enhanced Equity Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Research Enhanced Equity Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-today investment decisions for the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JF International Management, Inc. (JFIMI) is the sub-adviser to the China Region Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/14, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

China Region Fund	1.22%
Emerging Economies Fund	0.95
Emerging Markets Equity Fund	0.95
Global Unconstrained Equity Fund	0.00
International Equity Fund	0.73
International Equity Income Fund	0.50
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.13
International Unconstrained Equity Fund	0.00
International Value Fund	0.59
Intrepid European Fund	0.65
Intrepid International Fund	0.78
Latin America Fund	0.96

The Emerging Markets Equity Income Fund commenced operations on 12/12/14. The Fund pays a gross management fee of 1.00%.

A discussion of the basis the trustees of each Trust used in reapproving the investment advisory and sub-advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

China Region Fund

The management team is led by Howard Wang. Mr. Wang, a Managing Director, is a regional investment manager and head of the Greater China team which forms part of the PRG, and has been with JFIMI since 2005. Working with Mr. Wang is Emerson Yip. Mr. Yip, Managing Director, has been with JFIMI since 2006. Prior to joining JFIMI, Mr. Yip spent eight years at Newbridge Capital where he was a director responsible for managing funds dedicated to private equity investment opportunities throughout Asia.

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Executive Director, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora is George Iwanicki, Jr. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee.

MARCH 1, 2015	77

The Funds’ Management and Administration (continued)

Emerging Markets Equity Fund

The management team is led by Austin Forey. Mr. Forey, a Managing Director, has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey are Richard Titherington, Leon Eidelman and Amit Mehta. Mr. Titherington, a Managing Director, is the chief investment officer and head of the Emerging Markets Equity Team. Mr. Titherington has been an employee of JPMIM and its affiliates since 1986. Mr. Eidelman, Executive Director and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team based in London. Mr. Eidelman has been an employee of JPMIM since 2002. Mr. Mehta, Executive Director and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team based in London. An employee since 2011, Mr. Mehta previously worked at Prusik Investment Management (2009-2011) and Atlantis Investment Management (2007-2009) where he was an Asian equities Analyst and Portfolio Manager.

Emerging Markets Equity Income Fund

The portfolio management team is led by Richard Titherington. Working with Mr. Titherington is Omar Negyal. Mr. Negyal, a Vice President and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team. An employee since 2012, Mr. Negyal was previously a portfolio manager at Lansdowne Partners from 2006-2009 and HSBC Global Asset Management from 2009-2012. Information about Mr. Titherington is discussed earlier in this section.

Global Unconstrained Equity Fund

The management team is led by Peter Kirkman, Managing Director of JPMIM and a CFA charterholder and Timothy Woodhouse, Vice President of JPMIM and a CFA charterholder. Mr. Kirkman is a global portfolio manager based in Boston. An employee of JPMIM since 2001, he was previously the chief investment officer of the Fleming Japanese Equities Team from 2003 to 2008. Mr. Woodhouse has been a portfolio manager in the Global Equities Team since 2014. An employee of JPMIM and its affiliates since 2008, he was previously a research analyst in the European Equity Research Team.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher, Thomas Murray, a Managing Director, and Shane Duffy, a Managing Director and CFA charterholder, manage the Fund. Mr. Murray has worked at JPMIM and its affiliates (or one of its predecessors) since 1996. Mr. Duffy has worked at JPMIM and its affiliates (or one of its predecessors) since 1999.

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research group in London.

International Opportunities Fund

The management team is led by Georgina Maxwell and Jeroen Huysinga. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Huysinga is also a Managing Director of JPMIM who has been an employee of JPMIM or its affiliates since 1997.

International Research Enhanced Equity Fund

The Fund is managed by Demetris Georghiou, Ido Eisenberg and James Cook. Mr. Georghiou, a Vice President of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2012 and an employee since 2007. Previously, he was an analyst on the Global Research Enhanced Index team. Mr. Eisenberg, an Executive Director of JPMIM, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Mr. Eisenberg has also passed the Level III examinations for the CFA. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, a Vice President of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee of JPMIM or its affiliates since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

International Unconstrained Equity Fund

The Fund is co-managed by Shane Duffy and Tom Murray. Mr. Duffy, Managing Director and CFA charterholder, works on EAFE portfolios, in particular those in the growth and ACWI-ex US strategies. Previously, he worked as a global sector specialist with responsibility for consumer discretionary stocks. Mr. Duffy has been an employee of JPMIM since 1999. Information about Mr. Murray is discussed earlier in this section.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

Intrepid European Fund

The Fund is co-managed by Jonathan Ingram, John Baker and Anis Lahlou-Abid. Mr. Ingram, Managing Director, leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been with JPMIM and its affiliates since 2000. Mr. Ingram is a CFA charterholder. Mr. Baker, Managing Director, is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994. Mr. Lahlou-Abid, an Executive Director and CFA charterholder, is a portfolio manager within the Dynamic team of the JP Morgan Funds European Equity Group. Mr. Lahlou-Abid has been with JPMIM and its affiliates since 2000.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Zenah Shuhaiber. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Ms. Shuhaiber, Executive Director, is a portfolio manager in the Global Equities Team based in London. An employee of JPMIM and its affiliates since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies. Ms. Shuhaiber is a CFA charterholder.

Latin America Fund

The Latin America team is led by Luis Carrillo. Mr. Carrillo, Managing Director, is a portfolio manager in the Global Emerging Markets Group. Mr. Carrillo joined JPMIM in 1998. Previously, Mr. Carrillo was employed by several consulting firms where he offered strategic and financial advice concerning Latin America and Asia. Mr. Carrillo received a B.S. degree in engineering and a graduate degree in industrial engineering from the Universidad Anahuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania. Working with Mr. Carrillo is Sophie Bosch. Ms. Bosch, Executive Director, is a regional portfolio manager for Latin America portfolios within the Emerging Markets Equity Team. She joined JPMIM in 1999. Ms. Bosch received a B.A. in Business Management from the Wharton School and a B.S. in International Relations from the College of Arts and Sciences at the University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency

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The Funds’ Management and Administration (continued)

and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest

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How to Do Business with the Funds (continued)

significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares.

Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within a Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

MARCH 1, 2015	83

How to Do Business with the Funds (continued)

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A lower minimum may be available under the Systematic Investment Plan. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $50 per Fund. If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b)), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

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How to Do Business with the Funds (continued)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. If you have met the required minimum investment of $1,000 per Fund ($500 for JPMorgan SmartRetirement and JPMorgan Investor Funds), you can make additional systematic investments of $50 or more per month ($25 per month if your Systematic Investment Plan was set up prior to March 1, 2015). You may also choose to make an initial investment of an amount less than the required minimum, as long as your initial investment is at least $50 and you agree to make regular monthly investments of at least $50.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. If an Eligible Investor has met the required minimum investment of $1,000 per Fund they can make additional systematic investments of $50 or more per month ($25 per month if their Systematic Investment Plan was set up prior to March 1, 2015). An Eligible Investor may also choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund, as long as their initial investment is at least $50 and they agree to make regular monthly investments of at least $50.

If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge — Prior to April 1, 2015

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more of the J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the market value as of the last calculated NAV (the close of business on the business day prior to your investment) of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

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How to Do Business with the Funds (continued)

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and/or Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Reducing Your Class A Sales Charges — After April 1, 2015

Each Fund permits you to reduce the initial sales charge you pay on Class A Shares by using Rights of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of the J.P. Morgan Funds or units in New York’s 529 Advisor-Guided College Savings Program (NY 529 Advisor-Guided Plan) in which you invest (as described below) even if such shares or units are held in accounts with different Financial Intermediaries. You can not include any investments in the JPMorgan 529 Prime Money Market Portfolio, a portfolio in the NY Advisor-Guided Plan, when calculating the reduced sales charges.

In order to obtain any breakpoint reduction in the initial sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the types of accounts described below that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. Class A, Class B and Class C Shares of the J.P. Morgan Funds or units in the NY 529 Advisor-Guided Plan held in the following may be aggregated with new investments in order to calculate the applicable initial sales charge:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Rights of Accumulation: For Class A Shares, an initial sales charge can be reduced by breakpoint discounts based on the size of a single contribution or through Rights of Accumulation (ROA). An ROA applies to Account Owners who make a series of additional contributions to any Fund(s). If the combined value of Class A, Class B or Class C of J.P Morgan Fund Shares or of units in NY 529 Advisor-Guided Plan Portfolios (NY 529 Portfolios)

held by you or an immediate family member (as described above) reaches a breakpoint discount level, your next contribution will receive the lower sales charge.

Letter of Intent: By signing a Letter of Intent, you may combine the value of Class A, Class B and Class C Shares or of units in the NY 529 Portfolios you already own with the value of Class A and/or Class C Shares or units you plan to buy over a 13-month period to calculate the initial sales charge and any breakpoint discounts. Each purchase that you make during that period will receive the sales charge and breakpoint discount that applies to the total amount you plan to buy. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or

MARCH 1, 2015	89

How to Do Business with the Funds (continued)

the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. To be eligible, shares must be held through plan level or omnibus accounts with the Fund. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within
90 days of such sale. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

9.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

10.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	that were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sold Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares, of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A, Class B and Class C CDSC

No CDSC is imposed on redemptions of Shares:

1.	If you participate in a monthly or quarterly Systematic Withdrawal Plan as outlined in “Redeeming Fund Shares — Can I redeem on a systematic basis?” and withdraw no more than the amount permitted to be withdrawn without a CDSC.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	For Class B and Class C Shares that were purchased prior to December 29, 2014, redemptions that represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

5.

That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may

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pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

6.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?” for more information.

7.	For Class B and Class C Shares only, if the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class A, Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b–1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investments. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for existing Class B Shares of another J.P. Morgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another J.P. Morgan Fund.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares, if available, of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. In addition, the J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All required documentation must accompany your exchange request in proper form, which may require contacting your Financial Intermediary. All exchanges are based upon the net asset value that is next calculated after the Fund or the Financial Intermediary receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. The redemption of your shares will be processed at the next calculated net asset value by the Fund whose shares you are redeeming, and your purchase will be processed as of the same time if the Fund into which you wish to exchange also calculates a net asset value at such time or if not, as of such Fund’s next calculated net asset value. The exchange might not be completed on the date on which the order is submitted and, in such case, the proceeds of the redemption may remain uninvested until the exchange is completed. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend, including a money market fund, will accrue a dividend on the day of the redemption. A shareholder that exchanges into shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange; however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except there is no CDSC on Class C Shares of JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short-Intermediate Municipal Bond Fund
(collectively, the “Short Bond Funds”) purchased prior to September 3, 2013.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Bond Funds purchased prior to September 3, 2013, is carried over to your new shares.

3.	If you exchange Class C Shares purchased prior to September 3, 2013 of one of the Short Bond Funds, your new Class C Shares shall be deemed to be held for the required holding period applicable to your new Class C Shares and no CDSC shall be charged.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

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How to Do Business with the Funds (continued)

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C Shares or Select Class Shares, and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, each Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within 18 months of the establishment of the account (12 months for Class A and Class C Shares of the JPMorgan SmartRetirement and JPMorgan Investor Funds).

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the Emerging Markets Equity Income Fund, the International Equity Fund and the International Equity Income Fund, generally distributes net investment income, if any, at least annually. The Emerging Markets Equity Income Fund and the International Equity Fund generally declare and distribute net investment income, if any, quarterly. The International Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction. Although

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Funds redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on

MARCH 1, 2015	97

Shareholder Information (continued)

the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each of the following funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

JPMorgan China Region Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

No sooner than 10 days after the end of each month, each of the following funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month on the J.P. Morgan Funds’ website at www.jpmorganfunds.com:

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 represents of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•   Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2015	99

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    The Funds (except for the Emerging Markets Equity Fund, the Emerging Markets Equity Income Fund, the International Equity Fund, the International Research Enhanced Equity Fund, the International Opportunities Fund, the International Value Fund, the Intrepid European Fund and the Intrepid International Fund) are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, each Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management and country allocation

•    During severe market downturns, each Fund (other than the International Research Enhanced Equity Fund) has the option of investing up each to 100% of its total assets in high quality short-term instruments

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Certain types of derivatives involve costs to a Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•    Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    Each Fund may use derivatives in an effort to produce increased income or gains

•    Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2015	101

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•   The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Equity Fund and the Intrepid International Fund do not engage in securities lending.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] —

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•   The Funds can gain exposure to an additional asset class in order to further diversify its assets

•   The Funds may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Funds’ adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Market conditions affecting debt securities —

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Funds, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	• The Funds seek to limit risk and enhance performance through active management • The adviser monitor interest rate trends

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2015	103

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Because the JPMorgan Emerging Markets Equity Income Fund commenced operations after the fiscal year end, no financial highlights are shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2014	$20.62	$0.09	(d)(e)	$1.37	$1.46	$(0.06)	$—
Year Ended October 31, 2013	17.73	0.08	(d)	2.81	2.89	—	—
Year Ended October 31, 2012	16.64	0.10	(d)	1.13	1.23	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(d)	(3.18)	(3.06)	(0.03)	—	(f)
Year Ended October 31, 2010	16.68	0.04	(d)	3.07	3.11	(0.07)	0.01

Class C
Year Ended October 31, 2014	20.18	0.03	(d)(e)	1.29	1.32	—	—
Year Ended October 31, 2013	17.43	0.01	(d)	2.74	2.75	—	—
Year Ended October 31, 2012	16.31	—	(d)(f)	1.13	1.13	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(d)	(3.11)	(3.10)	—	—	(f)
Year Ended October 31, 2010	16.48	(0.07	)(d)	3.04	2.97	(0.05)	0.01

Select Class
Year Ended October 31, 2014	20.75	0.09	(d)(e)	1.44	1.53	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(d)	2.74	2.96	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(d)	1.15	1.27	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(d)	(3.19)	(3.04)	(0.08)	—	(f)
Year Ended October 31, 2010	16.78	0.10	(d)	3.08	3.18	(0.10)	0.01
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.02	7.12%	$4,237	1.85%	0.42	%(e)	2.02%	72%
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85
16.64	(15.52)	3,590	2.00	0.59		3.55	83
19.73	18.76	4,479	2.00	0.22		3.89	79

21.50	6.54	1,857	2.35	0.15	(e)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85
16.31	(15.97)	1,875	2.50	0.06		4.05	83
19.41	18.16	2,293	2.50	(0.39)		4.36	79

22.17	7.39	332,071	1.60	0.43	(e)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85
16.75	(15.35)	4,369	1.75	0.76		3.32	83
19.87	19.08	6,984	1.75	0.55		3.65	79

MARCH 1, 2015	105

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2014	$13.63	$0.22	(d)	$(0.57)	$(0.35)	$(0.15)	$—
Year Ended October 31, 2013	12.88	0.19	(d)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(e)
Year Ended October 31, 2010	10.47	0.11	(d)	3.60	3.71	(0.27)	—

Class C
Year Ended October 31, 2014	13.44	0.15	(d)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(e)
Year Ended October 31, 2010	10.46	0.05	(d)	3.59	3.64	(0.23)	—

Select Class
Year Ended October 31, 2014	13.67	0.26	(d)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(e)
Year Ended October 31, 2010	10.48	0.14	(d)	3.59	3.73	(0.29)	—
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.13	(2.56)%	$80,806	1.60%	1.71%	1.73%	79%
13.63	6.67	69,690	1.60	1.45	1.72	43
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156

12.92	(3.12)	5,331	2.10	1.13	2.23	79
13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156

13.17	(2.35)	288,059	1.35	1.96	1.48	79
13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156

MARCH 1, 2015	107

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2014	$23.05	$0.16	(d)(e)	$0.59	$0.75	$(0.08)	$—
Year Ended October 31, 2013	22.01	0.10	(d)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(d)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(d)	(2.33)	(2.27)	(0.09)	—	(f)
Year Ended October 31, 2010	18.79	(0.01	)(d)	4.71	4.70	(0.04)	—	(f)

Class B
Year Ended October 31, 2014	22.57	0.02	(d)(e)	0.60	0.62	—	—
Year Ended October 31, 2013	21.59	(0.04	)(d)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(d)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(d)	(2.28)	(2.35)	—	—	(f)
Year Ended October 31, 2010	18.60	(0.12	)(d)	4.67	4.55	—	—	(f)

Class C
Year Ended October 31, 2014	22.41	0.05	(d)(e)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(d)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(d)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(d)	(2.29)	(2.34)	(0.02)	—	(f)
Year Ended October 31, 2010	18.49	(0.11	)(d)	4.63	4.52	—	—	(f)

Select Class
Year Ended October 31, 2014	23.47	0.18	(d)(e)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(d)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(d)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(d)	(2.38)	(2.25)	(0.13)	—	(f)
Year Ended October 31, 2010	19.04	0.05	(d)	4.77	4.82	(0.06)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.72	3.26%	$350,555	1.70%	0.72	%(e)	1.81%	33%
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9
23.45	25.08	253,037	1.82	(0.03)		1.83	14

23.19	2.75	2,687	2.20	0.10	(e)	2.31	33
22.57	4.57	4,245	2.26	(0.18)		2.29	34
21.59	3.80	6,100	2.32	(0.23)		2.32	20
20.80	(10.15)	7,572	2.29	(0.32)		2.30	9
23.15	24.46	10,812	2.31	(0.58)		2.32	14

23.03	2.77	56,732	2.20	0.22	(e)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9
23.01	24.45	40,757	2.32	(0.52)		2.33	14

24.24	3.51	583,501	1.45	0.78	(e)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9
23.80	25.38	925,631	1.57	0.23		1.58	14

MARCH 1, 2015	109

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2014	$20.11	$0.23	$1.17	$1.40	$(0.17)	$(1.79)	$(1.96)
Year Ended October 31, 2013	16.73	0.24	3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17	1.56	1.73	— (g)	—	— (g)

Class C
Year Ended October 31, 2014	20.01	0.14	1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16	3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09	1.56	1.65	—	—	—

Select Class
Year Ended October 31, 2014	20.15	0.27	1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29	3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20	1.57	1.77	(0.01)	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013 and October 31, 2012.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)(d)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.55	7.83%	$75,016	1.35%		1.27%		4.32%		97%
20.11	24.74	69,554	1.35	(f)	1.37	(f)	5.36	(f)	71
16.73	11.55	55,771	1.35	(f)	1.14	(f)	6.89	(f)	49

19.43	7.28	73,930	1.85		0.77		4.82		97
20.01	24.16	68,891	1.85	(f)	0.87	(f)	5.85	(f)	71
16.65	11.00	55,516	1.85	(f)	0.65	(f)	7.38	(f)	49

19.60	8.11	4,156,122	1.10		1.52		4.06		97
20.15	25.04	3,843,866	1.10	(f)	1.62	(f)	5.10	(f)	71
16.76	11.77	3,074,501	1.10	(f)	1.40	(f)	6.64	(f)	49

MARCH 1, 2015	111

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2014	$15.92	$0.37	(d)(e)	$(0.68)	$(0.31)	$(0.36)	$—
Year Ended October 31, 2013	13.36	0.20	(d)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(d)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(d)	(0.80)	(0.58)	(0.21)	—	(f)
Year Ended October 31, 2010	12.33	0.18	(d)	1.07	1.25	(0.18)	—	(f)

Class B
Year Ended October 31, 2014	15.39	0.25	(d)(e)	(0.63)	(0.38)	(0.29)	—
Year Ended October 31, 2013	12.93	0.11	(d)	2.49	2.60	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(d)	0.70	0.86	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(d)	(0.77)	(0.63)	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(d)	1.04	1.15	(0.12)	—	(f)

Class C
Year Ended October 31, 2014	15.20	0.26	(d)(e)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(d)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(d)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(d)	(0.76)	(0.62)	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(d)	1.01	1.12	(0.12)	—	(f)

Select Class
Year Ended October 31, 2014	16.13	0.39	(d)(e)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(d)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(d)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(d)	(0.80)	(0.56)	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(d)	1.08	1.30	(0.21)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.20, $0.21 and $0.34 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.30%, 1.40% and 2.08% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.25	(2.06)%	$186,242	1.31%	2.34	%(e)	1.45%	6%
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18
13.40	10.42	131,125	1.31	1.44		1.54	15

14.72	(2.57)	963	1.81	1.63	(e)	1.95	6
15.39	20.26	1,711	1.80	0.80		1.97	8
12.93	7.15	2,164	1.80	1.31		2.01	5
12.22	(4.99)	2,817	1.81	1.08		2.02	18
13.00	9.82	4,543	1.86	0.89		2.04	15

14.52	(2.59)	26,299	1.81	1.73	(e)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18
12.85	9.69	23,370	1.86	0.88		2.04	15

15.45	(1.88)	494,344	1.06	2.41	(e)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18
13.56	10.72	241,123	1.06	1.74		1.29	15

MARCH 1, 2015	113

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2014	$16.67	$0.91	(f)(j)	$(0.38)	$0.53	$(0.66)	$(0.13)	$(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011(g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2014	16.63	0.84	(f)(j)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011(g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Select Class
Year Ended October 31, 2014	16.71	0.96	(f)(j)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011(g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59 and $0.71 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53% and 4.25% for Class A, Class C and Select Class Shares, respectively.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.41	3.18%	$74,652	1.25%		5.44	%(j)	1.67%		138%
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.36	2.67	3,530	1.75		5.03	(j)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.45	3.39	34,719	1.00		5.75	(j)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

MARCH 1, 2015	115

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2014	$15.25	$0.36	(d)	$(0.69)	$(0.33)	$(0.12)	$—
Year Ended October 31, 2013	12.45	0.25	(d)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(d)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(d)	(1.08)	(0.89)	(0.31)	—	(e)
Year Ended October 31, 2010	12.10	0.15	(d)	1.24	1.39	(0.29)	—	(e)

Class B
Year Ended October 31, 2014	15.29	0.26	(d)	(0.66)	(0.40)	—	—
Year Ended October 31, 2013	12.46	0.18	(d)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(d)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(d)	(1.10)	(0.95)	(0.21)	—	(e)
Year Ended October 31, 2010	12.03	0.08	(d)	1.23	1.31	(0.25)	—	(e)

Class C
Year Ended October 31, 2014	14.88	0.27	(d)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(d)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(d)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(d)	(1.07)	(0.92)	(0.27)	—	(e)
Year Ended October 31, 2010	11.82	0.09	(d)	1.20	1.29	(0.27)	—	(e)

Select Class
Year Ended October 31, 2014	15.50	0.40	(d)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(d)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(d)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(d)	(1.14)	(0.88)	(0.34)	—	(e)
Year Ended October 31, 2010	12.24	0.19	(d)	1.25	1.44	(0.31)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.80	(2.18)%	$110,667	1.23%	2.39%	1.24%	55%
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57

14.89	(2.62)	196	1.73	1.72	1.74	55
15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57

14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57

15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57

MARCH 1, 2015	117

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2014	$21.20	$0.47	(d)	$(0.56)	$(0.09)	$(0.39)	$(0.34)	$(0.73)	$—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)
Year Ended October 31, 2010	17.89	0.33	(d)	1.10	1.43	(0.29)	—	(0.29)	—	(e)

Class B
Year Ended October 31, 2014	19.57	0.33	(d)	(0.51)	(0.18)	(0.28)	(0.34)	(0.62)	—
Year Ended October 31, 2013	15.91	0.25	(d)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(d)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(d)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(e)
Year Ended October 31, 2010	16.54	0.18	(d)	1.02	1.20	(0.17)	—	(0.17)	—	(e)

Class C
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)
Year Ended October 31, 2010	17.35	0.20	(d)	1.06	1.26	(0.20)	—	(0.20)	—	(e)

Select Class
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)
Year Ended October 31, 2010	18.01	0.37	(d)	1.12	1.49	(0.33)	—	(0.33)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.38	(0.40)%	$96,325	0.59%	2.23%	1.10%	63%
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39

18.77	(0.91)	1,754	1.09	1.69	1.62	63
19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39

19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39

20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39

MARCH 1, 2015	119

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2014	$20.59	$0.13	(f)	$(0.65)	$(0.52)	$(0.17)	$(1.31)	$(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2014	20.47	0.09	(f)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (h) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Select Class
Year Ended October 31, 2014	20.64	0.21	(f)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (h) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06 and $0.17 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37% and 0.99% for Class A, Class C and Select Class Shares, respectively.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.59	(2.47)%	$351	1.32%		0.98	%(f)	5.09%		63%
20.59	22.23	83	1.32	(g)	0.89	(g)	7.99	(g)	65
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

18.44	(2.91)	137	1.82		0.55	(f)	6.19		63
20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

18.67	(2.18)	3,868	1.07		1.17	(f)	5.55		63
20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

MARCH 1, 2015	121

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2014	$15.02	$0.47	(d)(e)(f)	$(1.07)	$(0.60)	$(0.28)	$—
Year Ended October 31, 2013	12.18	0.22	(d)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(d)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(d)	(1.17)	(0.89)	(0.42)	—	(g)
Year Ended October 31, 2010	12.27	0.17	(d)	1.20	1.37	(0.28)	—	(g)

Class B
Year Ended October 31, 2014	14.86	0.37	(d)(e)(f)	(1.05)	(0.68)	(0.16)	—
Year Ended October 31, 2013	12.03	0.17	(d)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(d)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(d)	(1.16)	(0.95)	(0.34)	—	(g)
Year Ended October 31, 2010	12.10	0.11	(d)	1.18	1.29	(0.21)	—	(g)

Class C
Year Ended October 31, 2014	14.61	0.38	(d)(e)(f)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(d)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(d)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(d)	(1.14)	(0.93)	(0.36)	—	(g)
Year Ended October 31, 2010	11.96	0.11	(d)	1.17	1.28	(0.23)	—	(g)

Select Class
Year Ended October 31, 2014	15.19	0.45	(d)(e)(f)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(d)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(d)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(d)	(1.18)	(0.87)	(0.44)	—	(g)
Year Ended October 31, 2010	12.40	0.23	(d)	1.18	1.41	(0.31)	—	(g)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.29, $0.30 and $0.37 for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.02%, 2.13% and 2.44% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.14	(4.09)%	$491,010	1.33%	3.19	%(e)(f)	1.36%	59%
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60
13.36	11.35	143,259	1.34	1.41		1.35	92

14.02	(4.61)	1,602	1.83	2.54	(e)(f)	1.85	59
14.86	25.64	2,476	1.82	1.29		1.85	66
12.03	4.04	2,932	1.85	2.20		1.87	62
11.89	(7.42)	3,557	1.84	1.61		1.86	60
13.18	10.81	5,337	1.84	0.91		1.85	92

13.72	(4.64)	31,176	1.83	2.65	(e)(f)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60
13.01	10.81	19,646	1.84	0.89		1.85	92

14.48	(3.90)	300,712	1.08	2.96	(e)(f)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60
13.50	11.56	943,998	1.09	1.84		1.10	92

MARCH 1, 2015	123

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2014	$24.79	$0.66	(d)	$(0.90)	$(0.24)	$(0.01)	$—
Year Ended October 31, 2013	17.89	0.27	(d)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(d)(e)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(d)	(1.28)	(1.01)	(0.29)	—	(f)
Year Ended October 31, 2010	17.03	0.18	(d)	1.43	1.61	(0.36)	—	(f)

Class B
Year Ended October 31, 2014	22.48	0.41	(d)	(0.72)	(0.31)	(0.01)	—
Year Ended October 31, 2013	16.23	0.20	(d)	6.18	6.38	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(d)(e)	1.02	1.24	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.54	0.09	(d)	1.29	1.38	(0.29)	—	(f)

Class C
Year Ended October 31, 2014	22.32	0.47	(d)	(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(d)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(d)(e)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.43	0.09	(d)	1.30	1.39	(0.29)	—	(f)

Select Class
Year Ended October 31, 2014	25.18	0.71	(d)	(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(d)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(d)(e)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(d)	(1.30)	(0.98)	(0.32)	—	(f)
Year Ended October 31, 2010	17.26	0.23	(d)	1.45	1.68	(0.40)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.21 and $0.37 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39% and 2.20% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.54	(0.95)%	$192,865	1.30%	2.55%		1.31%	197%
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360
18.28	9.58	88,859	1.49	1.05		1.66	381

22.16	(1.40)	3,247	1.80	1.75		1.81	197
22.48	39.54	5,302	1.97	1.04		2.29	253
16.23	8.53	5,047	2.00	1.47	(e)	2.26	297
15.43	(6.12)	6,573	1.99	0.93		2.16	360
16.63	8.98	9,917	1.99	0.57		2.16	381

21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360
16.53	9.10	17,873	1.99	0.56		2.16	381

24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360
18.54	9.90	22,794	1.25	1.38		1.42	381

MARCH 1, 2015	125

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2014	$19.79	$0.39	(d)(e)	$(0.45)	$(0.06)	$(0.24)	$—
Year Ended October 31, 2013	15.90	0.25	(d)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(d)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(d)	(1.27)	(1.03)	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(d)	1.73	1.85	(0.25)	—	(f)

Class C
Year Ended October 31, 2014	19.92	0.36	(d)(e)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(d)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(d)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(d)	(1.26)	(1.11)	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(d)	1.73	1.78	(0.16)	—	(f)

Select Class
Year Ended October 31, 2014	20.51	0.51	(d)(e)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(d)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(d)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(d)	(1.28)	(1.02)	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(d)	1.79	1.94	(0.26)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.49	(0.33)%	$101,114	1.39%	1.96	%(e)	1.46%	48%
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79
16.59	12.54	23,960	1.50	0.78		1.73	92

19.63	(0.84)	1,318	1.89	1.79	(e)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79
16.61	12.01	1,489	2.00	0.30		2.24	92

20.22	(0.13)	15,963	1.14	2.47	(e)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79
16.99	12.86	26,408	1.25	0.93		1.37	92

MARCH 1, 2015	127

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2014	$18.47	$0.10	(d)	$(1.02)	$(0.92)	$(0.12)	$—
Year Ended October 31, 2013	18.46	0.10	(d)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(d)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(d)	(2.71)	(2.57)	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(d)	5.87	5.85	(0.50)	0.03

Class C
Year Ended October 31, 2014	18.12	0.02	(d)	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(d)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(d)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(d)	(2.69)	(2.65)	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(d)	5.84	5.75	(0.44)	0.03

Select Class
Year Ended October 31, 2014	18.63	0.16	(d)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(d)	5.95	5.92	(0.52)	0.02
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.43	(4.98)%	$26,591	1.70%	0.55%	1.89%	58%
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53
21.43	37.51	12,218	1.88	(0.10)	2.93	85

17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53
21.35	36.80	4,053	2.38	(0.51)	3.44	85

17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53
21.48	37.87	41,521	1.55	(0.14)	2.33	85

MARCH 1, 2015	129

Additional Fee and Expense Information

Additional Fee and Expense Information for the JPMT II Funds and Former One Group Mutual Funds

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class B, Class C and Select Class Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	A	1.32%	1.59%
	B	1.82%	2.16%
	C	1.82%	2.04%
	Select	1.07%	1.23%

JPMorgan International Research Enhanced Equity Fund	A	0.61%	1.02%
	B	1.11%	1.75%
	C	1.11%	1.57%
	Select	0.36%	0.64%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 29, 2015, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan International Equity Fund and the JPMorgan International Research Enhanced Equity Fund

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

For Class A and Class C shares, the numbers shown in the table are for “with and without redemption” except that the numbers shown for Class C shares for the period ending December 31, 2013 assume no redemption.

Your actual costs may be higher or lower than those shown.

JPMorgan International Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$652	–0.51%	–1.76%	–1.76%	$185	5.00%	3.18%	3.18%
February 28, 2017	159	4.46	1.59	3.41	214	10.25	6.23	2.96
February 28, 2018	164	9.68	5.05	3.41	220	15.76	9.38	2.96
February 28, 2019	170	15.17	8.63	3.41	226	21.55	12.62	2.96
February 29, 2020	176	20.93	12.34	3.41	233	27.63	15.95	2.96
February 28, 2021	182	26.97	16.17	3.41	240	34.01	19.38	2.96
February 28, 2022	188	33.32	20.13	3.41	247	40.71	22.92	2.96
February 28, 2023	194	39.99	24.23	3.41	254	47.75	26.55	2.96
February 29, 2024	201	46.99	28.46	3.41	262	55.13	30.30	2.96
February 28, 2025	208	54.34	32.84	3.41	270	62.89	34.16	2.96

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 29, 2016) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$285	4.00%	2.18%	2.18%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
February 29, 2016	$185	$685	5.00%	0.00%	3.18%	–1.82%	3.18%	–1.82%
February 28, 2017	226	626	10.25	6.25	6.11	2.11	2.84	–1.04
February 28, 2018	232	532	15.76	12.76	9.12	6.12	2.84	0.01
February 28, 2019	239	539	21.55	18.55	12.22	9.22	2.84	0.09
February 29, 2020	246	446	27.63	25.63	15.41	13.41	2.84	1.06
February 28, 2021	253	353	34.01	33.01	18.69	17.69	2.84	1.97
February 28, 2022	260	260	40.71	40.71	22.06	22.06	2.84	2.84
February 28, 2023	267	267	47.75	47.75	25.52	25.52	2.84	2.84
February 29, 2024	203	203	55.13	55.13	29.81	29.81	3.41	3.41
February 28, 2025	210	210	62.89	62.89	34.23	34.23	3.41	3.41

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

MARCH 1, 2015	131

Additional Fee and Expense Information (continued)

JPMorgan International Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$109	5.00%	3.93%	3.93%
February 28, 2017	130	10.25	7.85	3.77
February 28, 2018	135	15.76	11.91	3.77
February 28, 2019	140	21.55	16.13	3.77
February 29, 2020	146	27.63	20.51	3.77
February 28, 2021	151	34.01	25.05	3.77
February 28, 2022	157	40.71	29.77	3.77
February 28, 2023	163	47.75	34.66	3.77
February 29, 2024	169	55.13	39.74	3.77
February 28, 2025	175	62.89	45.01	3.77

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$584	-0.51%	-1.09%	-1.09%	$113	5.00%	3.89%	3.89%
February 28, 2017	103	4.46	2.85	3.98	166	10.25	7.45	3.43
February 28, 2018	107	9.68	6.94	3.98	172	15.76	11.14	3.43
February 28, 2019	111	15.17	11.20	3.98	177	21.55	14.95	3.43
February 29, 2020	116	20.93	15.62	3.98	184	27.63	18.89	3.43
February 28, 2021	120	26.97	20.22	3.98	190	34.01	22.97	3.43
February 28, 2022	125	33.32	25.01	3.98	196	40.71	27.19	3.43
February 28, 2023	130	39.99	29.98	3.98	203	47.75	31.55	3.43
February 29, 2024	135	46.99	35.16	3.98	210	55.13	36.06	3.43
February 28, 2025	141	54.34	40.54	3.98	217	62.89	40.73	3.43

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 29, 2016) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$213	4.00%	2.89%	2.89%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
February 29, 2016	$113	$613	5.00%	0.00%	3.89%	-1.11%	3.89%	-1.11%
February 28, 2017	185	585	10.25	6.25	7.27	3.27	3.25	-0.60
February 28, 2018	191	491	15.76	12.76	10.75	7.75	3.25	0.45
February 28, 2019	197	497	21.55	18.55	14.35	11.35	3.25	0.54
February 29, 2020	203	403	27.63	25.63	18.07	16.07	3.25	1.50
February 28, 2021	210	310	34.01	33.01	21.91	20.91	3.25	2.40
February 28, 2022	217	217	40.71	40.71	25.87	25.87	3.25	3.25
February 28, 2023	224	224	47.75	47.75	29.96	29.96	3.25	3.25
February 29, 2024	135	135	55.13	55.13	35.13	35.13	3.98	3.98
February 28, 2025	141	141	62.89	62.89	40.51	40.51	3.98	3.98

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

MARCH 1, 2015	133

Additional Fee and Expense Information (continued)

JPMorgan International Research Enhanced Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$37	5.00%	4.64%	4.64%
February 28, 2017	88	10.25	9.01	4.18
February 28, 2018	91	15.76	13.57	4.18
February 28, 2019	95	21.55	18.32	4.18
February 29, 2020	99	27.63	23.26	4.18
February 28, 2021	103	34.01	28.42	4.18
February 28, 2022	108	40.71	33.78	4.18
February 28, 2023	112	47.75	39.38	4.18
February 29, 2024	117	55.13	45.20	4.18
February 28, 2025	122	62.89	51.27	4.18

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC Washington, DC 20549-1520 1-202-551-8090 Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except International Research Enhanced Equity Fund is 811-21295.

Investment Company Act File No. for International Research Enhanced Equity Fund is 811-4236.

©JPMorgan Chase & Co. 2015. All rights reserved. March 2015.

PR-INTEQABCS-315-2

Prospectus

J.P. Morgan International Equity Funds

Class R2, Class R5 & Class R6 Shares

March 1, 2015, as supplemented April 28, 2015

JPMorgan Emerging Economies Fund

Class/Ticker: R5/JEERX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: R6/JEMWX

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: R5/JEMPX; R6/JEMLX

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: R2/*; R5/JFETX; R6/JFEUX

JPMorgan International Equity Fund

Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

Class/Ticker: R2/JGEZX; R5/JEIRX; R6/JIEFX

JPMorgan International Opportunities Fund

Class/Ticker: R6/JIOMX

JPMorgan International Research Enhanced Equity Fund

(Formerly JPMorgan International Equity Index Fund)

Class/Ticker: R2/JEIZX

JPMorgan International Unconstrained Equity Fund

Class/Ticker: R2/IUERX; R5/IUEFX; R6/IUENX

JPMorgan International Value Fund

Class/Ticker: R2/JPVZX; R6/JNVMX

JPMorgan Intrepid International Fund

Class/Ticker: R2/JIIZX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Emerging Economies Fund

Class/Ticker: R5/JEERX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees	0.05
Remainder of Other Expenses[1]	0.21

Total Annual Fund Operating Expenses	1.26
Fee Waivers and Expense Reimbursements[2]	(0.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.15

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15% of its average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	117	389	681	1,513

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

MARCH 1, 2015	1

JPMorgan Emerging Economies Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	3

JPMorgan Emerging Economies Fund (continued)

Best Quarter	2nd quarter, 2009	33.75%
Worst Quarter	3rd quarter, 2011	–25.53%

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Life of Fund Since 2/28/08
CLASS R5 SHARES
Return Before Taxes	(5.63)%	2.55%	(0.92)%
Return After Taxes on Distributions	(5.95)	2.38	(1.22)
Return After Taxes on Distributions and Sale of Fund Shares	(2.68)	2.13	(0.59)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.19)	1.78	(0.47)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.66)	2.51	(0.58)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Executive Director
George Iwanicki, Jr.	2008	Managing Director

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Fund

Class/Ticker: R6/JEMWX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.23
Shareholder Service Fees	NONE
Remainder of Other Expenses[1]	0.23

Total Annual Fund Operating Expenses	1.23
Fee Waivers and Expense Reimbursements[2]	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.05

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05% of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	107	373	658	1,473

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

MARCH 1, 2015	5

JPMorgan Emerging Markets Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenue or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the security ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R6 Shares prior to their inception is based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	7

JPMorgan Emerging Markets Equity Fund (continued)

Best Quarter	2nd quarter, 2009	32.52%
Worst Quarter	4th quarter, 2008	–25.81%

Average Annual Total Return For periods ended December 31, 2014
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	0.44%	2.16%	8.35%
Return After Taxes on Distributions	0.29	2.14	8.31
Return After Taxes on Distributions and Sale of Fund Shares	0.67	1.82	6.98
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.19)	1.78	8.43
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.66)	2.51	7.85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Austin Forey	2005	Managing Director
Richard Titherington	2009	Managing Director
Leon Eidelman	2013	Executive Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: R5/JEMPX; R6/JEMLX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.57	0.47
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses[1]	0.52	0.47
Acquired Fund Fees and Expenses[1]	0.02	0.02

Total Annual Fund Operating Expenses	1.59	1.49
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.37)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.17	1.12
1	“Remainder of Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15% and 1.10% of the average daily net assets of Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years
CLASS R5 SHARES ($)	119	461
CLASS R6 SHARES ($)	114	435

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

MARCH 1, 2015	9

JPMorgan Emerging Markets Equity Income Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Derivatives Risk. Derivatives, including forward currency contracts, futures and structured investments, including participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Credit Risk. Certain investments are subject to the risk that the issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

MARCH 1, 2015	11

JPMorgan Emerging Markets Equity Income Fund (continued)

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on December 12, 2014. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Richard Titherington	2013	Managing Director
Omar Negyal	2013	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: R2/*; R5/JFETX; R6/JFEUX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	3.26	3.06	3.01
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	3.01	3.01	3.01

Total Annual Fund Operating Expenses	4.46	3.76	3.71
Fee Waivers and Expense Reimbursements[2]	(2.96)	(2.96)	(2.96)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	1.50	0.80	0.75

*	The share class does not have an exchange ticker symbol because it currently is not offered to the general public.

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75%, respectively, of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	1,081	2,019	4,409
CLASS R5 SHARES ($)	82	875	1,688	3,811
CLASS R6 SHARES ($)	77	860	1,664	3,766

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

MARCH 1, 2015	13

JPMorgan Global Unconstrained Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Value Investing Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives, including participation notes and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	11.76%
Worst Quarter	2nd quarter, 2012	–5.53%

MARCH 1, 2015	15

JPMorgan Global Unconstrained Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 11/30/11
CLASS R6 SHARES
Return Before Taxes	5.22%	14.82%
Return After Taxes on Distributions	0.88	11.57
Return After Taxes on Distributions and Sale of Fund Shares	4.80	10.73
CLASS R2 SHARES
Return Before Taxes	4.39	13.96
CLASS R5 SHARES
Return Before Taxes	5.11	14.75
MSCI All Country World Index
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	4.16	13.62

After-tax returns are shown only for Class R6 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Peter Kirkman	2011	Managing Director
Timothy Woodhouse	2014	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000

To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.62	0.25	0.12
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	0.37	0.20	0.12
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.93	1.06	0.93
Fee Waivers and Expense Reimbursements[2]	(0.36)	(0.19)	(0.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.57	0.87	0.82

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.56%, 0.86% and 0.81%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	160	571	1,009	2,225
CLASS R5 SHARES ($)	89	318	566	1,277
CLASS R6 SHARES ($)	84	285	504	1,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

MARCH 1, 2015	17

JPMorgan International Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley

Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares prior to their inception is based on the performance of Select Class Shares. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R2 Shares prior to their inception is based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The performance of Class R6 Shares prior to their inception is based on the performance of Class R5 Shares and Select Class Shares prior to the inception of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares and Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.99%
Worst Quarter	3rd quarter, 2011	–20.45%

MARCH 1, 2015	19

JPMorgan International Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(6.28)%	4.75%	4.28%
Return After Taxes on Distributions	(6.72)	4.50	2.79
Return After Taxes on Distributions and Sale of Fund Shares	(2.88)	3.91	3.72
CLASS R2 SHARES
Return Before Taxes	(6.90)	4.03	3.68
CLASS R6 SHARES
Return Before Taxes	(6.23)	4.78	4.30
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL LARGE- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

After-tax returns are shown only for the Class R5 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

Class/Ticker: R2/JGEZX; R5/JEIRX; R6/JIEFX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.58	0.38	0.33 [2]
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.33 [3]	0.33 [3]	0.33

Total Annual Fund Operating Expenses	1.78	1.08	1.03
Fee Waivers and Expense Reimbursements[4]	(0.28)	(0.28)	(0.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,4]	1.50	0.80	0.75

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Other Expenses” are based on estimated amounts for the current fiscal year.

3	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

4	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and
Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	533	938	2,072
CLASS R5 SHARES ($)	82	316	568	1,292
CLASS R6 SHARES ($)	77	300	541	1,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

MARCH 1, 2015	21

JPMorgan International Equity Income Fund (continued)

(formerly JPMorgan Global Equity Income Fund)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

risks are magnified in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. Certain investments are subject to the risk that the issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens,

the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes), MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The Class R6 Shares commenced operations on 1/30/15 and, therefore, do not have a full calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	23

JPMorgan International Equity Income Fund (continued)

(formerly JPMorgan Global Equity Income Fund)

Best Quarter	1st quarter, 2012	8.41%
Worst Quarter	3rd quarter, 2014	–4.71%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 2/28/11
CLASS R5 SHARES
Return Before Taxes	1.69%	6.35%
Return After Taxes on Distributions	0.14	5.49
Return After Taxes on Distributions and Sale of Fund Shares	2.39	5.10
CLASS R2 SHARES
Return Before Taxes	0.94	5.61
MSCI EAFE INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	3.43
MSCI ALL COUNTRY WORLD INDEX
(Net of foreign withholding taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	4.16	7.44
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(5.07)	N/A

After tax returns are shown only for class R5 shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Effective on or about January 30, 2015, the Fund’s primary benchmark changed from the MSCI All Country World Index to the MSCI EAFE Index to more closely align the Fund’s primary benchmark with its investment strategies.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker	2011	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Fund

Class/Ticker: R6/JIOMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.13
Shareholder Service Fees	NONE
Remainder of Other Expenses[1]	0.13
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.74

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	76	237	411	918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

MARCH 1, 2015	25

JPMorgan International Opportunities Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;
•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.61%
Worst Quarter	3rd quarter, 2011	–21.67%

MARCH 1, 2015	27

JPMorgan International Opportunities Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	(6.68)%	5.01%	4.88%
Return After Taxes on Distributions	(7.14)	4.60	4.47
Return After Taxes on Distributions and Sale of Fund Shares	(3.05)	4.06	3.99
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Maxwell	2014	Managing Director
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

Class/Ticker: R2/JEIZX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.20%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.88
Shareholder Service Fees	0.25
Remainder of Other Expenses[1]	0.63
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.59
Fee Waivers and Expense Reimbursements[2]	(0.73)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [2]	0.86

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of its average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	88	430	797	1,827

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

MARCH 1, 2015	29

JPMorgan International Research Enhanced Equity Fund (continued)

(formerly JPMorgan International Equity Index Fund)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

[1]	MSCI EAFE Index and MSCI EAFE Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole,

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes), the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Gross Domestic Product (GDP) Index (net of foreign withholding taxes), the Lipper International Multi-Cap Core Funds Index and the Lipper International Large-Cap Core Funds Index, indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper indexes includes the expenses of the mutual funds included in the indexes. The performance of Class R2 Shares prior to their inception is based on the performance of Select Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.60%
Worst Quarter	3rd quarter, 2011	–22.34%

MARCH 1, 2015	31

JPMorgan International Research Enhanced Equity Fund (continued)

(formerly JPMorgan International Equity Index Fund)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(5.78)%	3.42%	3.60%
Return After Taxes on Distributions	(9.94)	2.28	2.57
Return After Taxes on Distributions and Sale of Fund Shares	0.38	2.93	3.12
MSCI EAFE INDEX[1]
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
MSCI EAFE GDP INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(6.35)	3.93	3.62
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.65)	6.32	5.44
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.78)	5.12	4.18

1	Effective May 20, 2014, the Fund’s primary benchmark changed from the MSCI EAFE GDP Index (net of foreign withholding taxes) to the MSCI EAFE Index (net of foreign withholding taxes) to more closely align with the changes made to its investment objectives and strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Vice President
Ido Eisenberg	2014	Executive Director
James Cook	2014	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Unconstrained Equity Fund

Class/Ticker: R2/IUERX; R5/IUEFX; R6/IUENX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	4.73	4.52	4.47
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[2]	4.48	4.47	4.47

Total Annual Fund Operating Expenses	5.93	5.22	5.17
Fee Waivers and Expense Reimbursements [3]	(4.43)	(4.42)	(4.42)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,3]	1.50	0.80	0.75

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they has been in effect during the most recent fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	1,369	2,562	5,451
CLASS R5 SHARES ($)	82	1,167	2,248	4,929
CLASS R6 SHARES ($)	77	1,153	2,225	4,890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

MARCH 1, 2015	33

JPMorgan International Unconstrained Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Smaller Cap Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R6 Shares for the past two calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	14.39%
Worst Quarter	3rd quarter, 2014	–6.22%

MARCH 1, 2015	35

JPMorgan International Unconstrained Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 11/30/11
CLASS R6 SHARES
Return Before Taxes	(4.97)%	10.82%
Return After Taxes on Distributions	(6.99)	9.01
Return After Taxes on Distributions and Sale of Fund Shares	(1.38)	8.24
CLASS R2 SHARES
Return Before Taxes	(5.62)	10.00
CLASS R5 SHARES
Return Before Taxes	(4.97)	10.78
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.[1]
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes Except Foreign Withholding Taxes)	6.05	13.65
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes Except Foreign Withholding Taxes)	(4.90)	10.40
LIPPER INTERNATIONAL LARGE CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.80)	9.76

After-tax returns are shown only for Class R6 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Effective February 28, 2014, the Fund’s primary benchmark changed from the MSCI EAFE Index to the MSCI All Country World Index, Ex-U.S. to more closely align the Fund’s primary benchmark with its investment strategies.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase Minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

Class/Ticker: R2/JPVZX; R6/JNVMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.83	0.13
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses[1]	0.58	0.13

Total Annual Fund Operating Expenses	1.93	0.73
Fee Waivers and Expense Reimbursements[2]	(0.33)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.60	0.73

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.60% and 0.85%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	163	574	1,011	2,227
CLASS R6 SHARES ($)	75	233	406	906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

MARCH 1, 2015	37

JPMorgan International Value Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer

U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2015	39

JPMorgan International Value Fund (continued)

Best Quarter	2nd quarter, 2009	24.76%
Worst Quarter	3rd quarter, 2011	–22.13%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(10.88)%	3.38%	4.14%
Return After Taxes on Distributions	(11.36)	3.00	3.62
Return After Taxes on Distributions and Sale of Fund Shares	(5.38)	2.85	3.42
CLASS R6 SHARES
Return Before Taxes	(10.12)	4.16	4.79
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(5.39)	4.42	3.89
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(7.17)	3.81	4.39

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

Class/Ticker: R2/JIIZX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees[1]	0.60%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.48
Shareholder Service Fees	0.25
Remainder of Other Expenses[2]	0.23
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.59
Fee Waivers and Expense Reimbursements [3]	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [1,3]	1.51

1	As of March 1, 2015, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.
2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% of its average daily net assets. This contract cannot be terminated prior to 3/1/16 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	494	858	1,882

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

MARCH 1, 2015	41

JPMorgan Intrepid International Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of

Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2011	–22.85%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(6.70)%	5.08%	3.35%
Return After Taxes on Distributions	(6.78)	5.04	3.26
Return After Taxes on Distributions and Sale of Fund Shares	(3.56)	4.15	2.93
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(4.90)	5.33	4.43
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(4.65)	6.32	5.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2015	43

JPMorgan Intrepid International Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Zenah Shuhaiber	2013	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Emerging Economies Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenue or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure

MARCH 1, 2015	45

More About the Funds (continued)

to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the security ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

Global Unconstrained Equity Fund

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

International Equity Fund

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

International Equity Income Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

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More About the Funds (continued)

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

International Opportunities Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

International Research Enhanced Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

[1]	MSCI EAFE Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

International Unconstrained Equity Fund

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

International Value Fund

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International

MARCH 1, 2015	49

More About the Funds (continued)

(MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

Intrepid International Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The

Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Each of the Funds

The main investment strategies for a particular Fund are summarized above. Each Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The main investment strategies for each Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which a Fund may invest

•	derivatives, including participation notes and certain forwards and futures

Although not main strategies, the Funds may also utilize the following which may be equity securities:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Funds may use futures contracts, options, swaps, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Funds may use exchange-traded futures to manage cash flows.

Each Fund may utilize these investment strategies to a greater or lesser degree.

The Funds (except for the International Opportunities Fund, the International Value Fund and the Intrepid International Fund)

will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policy above.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Emerging Markets Equity Fund

The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. The adviser believes that corporate disclosure and transparency can vary widely, thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the International Research Enhanced Equity Fund is fundamental. The investment objective for each of the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Value Fund, International Unconstrained Equity Fund and Intrepid International Fund is non-fundamental and may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock

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More About the Funds (continued)

prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Market Risk. Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and some times substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Depositary Receipt Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Cap Company Risk (Small Cap and Mid Cap Company Risk) (applicable only to Emerging Economies Fund, International Equity Fund, International Opportunities Fund and International Value Fund). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Securities Lending Risk The Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable only to Emerging Economies Fund, International Value Fund and Intrepid International Fund). A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange Traded Fund (ETF) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset-value (also known as a discount).

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character

MARCH 1, 2015	53

More About the Funds (continued)

of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Sovereign Debt Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund) Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Geographic Focus Risk. Certain of the Funds may focus their investments in a region or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Credit Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund) A Fund’s investments are subject to the risk that an issuer and/or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S.

government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Additional Risks

High Yield Securities Risk. (applicable to all Funds except Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund). A Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Structured Instrument Risk. (applicable to all Funds except International Equity Income Fund, International Unconstrained

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Equity Fund and Latin America Fund). A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if the Funds purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called

“subprime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Government Securities Risk. (applicable to all Funds except Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund) A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest sig-

MARCH 1, 2015	55

More About the Funds (continued)

nificantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of the Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding time period is one year from the implementation of the Fund’s investment strategy although the period may be extended an additional two years as permitted by the Federal Reserve in its discretion. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of portfolio securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in the Fund’s liquidation. Impacted banking entities are generally required to be in conformance with the Volcker Rule by July 21, 2015. The full impact of the Volcker Rule on the Fund is not fully known at this time.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the International Research Enhanced Equity Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

EXPENSE LIMITATION

International Opportunities Fund

The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.81% of its average daily net assets. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Emerging Markets Equity Fund

Historical performance shown for Class R6 Shares prior to 1/1/14 in the bar chart and prior to their inception on 12/23/13 in the table is based on the performance of Institutional Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

International Equity Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Class R5 Shares from 5/15/06 to 11/29/10 and Select Class Shares prior to 5/15/06. The Class R6 Shares, Class R5 Shares and Select Class Shares invest in the same portfolio of securities. Select Class Shares are not offered in this prospectus. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares and Select Class Shares have different expenses than Class R6 Shares.

International Equity Income Fund

As of 1/30/15, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Global Equity Income Fund. In view of these changes, the Fund’s performance record prior to 1/30/15 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Research Enhanced Equity Fund

Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Select Class Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

International Opportunities Fund

Historical performance shown for Class R6 Shares prior to 1/1/11 in the bar chart and prior to their inception on 11/30/10 in the table is based on the performance of Institutional Class Shares of the Fund, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

International Research Enhanced Equity Fund

As of 6/30/14, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan International Equity Index Fund. In view of these changes, the Fund’s performance record prior to 6/30/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Value Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on that of the Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Institutional Class Shares of the Fund, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

Intrepid International Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Prior to 12/15/05, the Fund was managed in a tax-sensitive manner, and the Fund may have performed differently had it not been so managed.

MARCH 1, 2015	57

The Funds’ Management and Administration

Each Fund, with the exception of the International Research Enhanced Equity Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Research Enhanced Equity Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/14, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Emerging Economies Fund	0.95%
Emerging Markets Equity Fund	0.95
Global Unconstrained Equity Fund	0.00
International Equity Fund	0.73
International Equity Income Fund	0.50
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.13
International Unconstrained Equity Fund	0.00
International Value Fund	0.59
Intrepid International Fund	0.78

The Emerging Markets Equity Income Fund commenced operations on 12/12/14. The Fund pays a gross management fee of 1.00%.

A discussion of the basis the trustees of each Trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Executive Director, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora is George Iwanicki, Jr. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee.

Emerging Markets Equity Fund

The management team is led by Austin Forey. Mr. Forey, a Managing Director, has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey are Richard Titherington, Leon Eidelman and Amit Mehta. Mr. Titherington, a Managing Director, is the chief investment officer and head of the Emerging Markets Equity Team. Mr. Titherington has been an employee of JPMIM and its affiliates since 1986. Mr. Eidelman, Executive Director and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team based in London. Mr. Eidelman has been an employee of JPMIM since 2002. Mr. Mehta, Executive Director and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team based in London. An employee since 2011, Mr. Mehta previously worked at Prusik Investment Management (2009-2011) and Atlantis Investment Management (2007-2009) where he was an Asian equities Analyst and Portfolio Manager.

Emerging Markets Equity Income Fund

The portfolio management team is led by Richard Titherington. Working with Mr. Titherington is Omar Negyal. Mr. Negyal, a Vice President and CFA charterholder, is a portfolio manager within the Emerging Markets Equity Team. An employee since 2012, Mr. Negyal was previously a portfolio manager at Lansdowne Partners from 2006-2009 and HSBC Global Asset Management from 2009-2012. Information about Mr. Titherington is discussed earlier in this section.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Global Unconstrained Equity Fund

The management team is led by Peter Kirkman, Managing Director of JPMIM and a CFA charterholder and Timothy Woodhouse, Vice President of JPMIM and a CFA charterholder. Mr. Kirkman is a global portfolio manager based in Boston. An employee of JPMIM since 2001, he was previously the chief investment officer of the Fleming Japanese Equities Team from 2003 to 2008. Mr. Woodhouse has been a portfolio manager in the Global Equities Team since 2014. An employee of JPMIM and its affiliates since 2008, he was previously a research analyst in the European Equity Research Team.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher, Thomas Murray, a Managing Director, and Shane Duffy, a Managing Director and CFA charterholder, manage the Fund. Mr. Murray has worked at JPMIM and its affiliates (or one of its predecessors) since 1996. Mr. Duffy has worked at JPMIM and its affiliates (or one of its predecessors) since 1999.

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research group in London.

International Opportunities Fund

The management team is led by Georgina Maxwell and Jeroen Huysinga. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Huysinga is also a Managing Director of JPMIM who has been an employee of JPMIM or its affiliates since 1997.

International Research Enhanced Equity Fund

The Fund is managed by Demetris Georghiou, Ido Eisenberg and James Cook. Mr. Georghiou, a Vice President of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2012 and an employee since 2007. Previously, he was an analyst on the Global Research Enhanced Index team. Mr. Eisenberg, an Executive Director of JPMIM, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Mr. Eisenberg has also passed the Level III examinations for the CFA. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, a Vice President of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee of JPMIM or its affiliates since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

International Unconstrained Equity Fund

The Fund is co-managed by Shane Duffy and Tom Murray. Mr. Duffy, Managing Director and CFA charterholder, works on EAFE portfolios, in particular those in the growth and ACWI-ex US strategies. Previously, he worked as a global sector specialist with responsibility for consumer discretionary stocks. Mr. Duffy has been an employee of JPMIM since 1999. Information about Mr. Murray is discussed earlier in this section.

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Zenah Shuhaiber. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Ms. Shuhaiber, Executive Director, is a portfolio manager in the Global Equities Team based in London. An employee of JPMIM and its affiliates since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies. Ms. Shuhaiber is a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other

MARCH 1, 2015	59

The Funds’ Management and Administration (continued)

accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R2 Shares of each Fund and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy Fund Shares?

You may purchase Fund Shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class R2 Shares of the Fund may be purchased by retirement plans. Class R5 Shares of the Fund may be purchased by retirement plans, Section 529 college savings plans, current and future JPMorgan Smart Retirement Funds, current and future JPMorgan SmartRetirement Blend Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R6 Shares of the Fund may be purchased by retirement plans, certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager), certain direct investors, Section 529 college savings plans, the JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds, current and future JPMorgan SmartRetirement Blend Funds, JPMorgan Access Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees (Authorized Funds).

Retirement Plans. The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 Shares are group employer-sponsored 401(k) plans, 457 plans, employersponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans (collectively, Eligible Plans). To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans and, with respect to Class R2 Shares, Section 529 college savings plans.

Discretionary Accounts. Class R6 Shares may also be purchased by an account for an investor:

(i)	whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

(ii)	whose Discretionary Account’s initial investment in the Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors. Class R6 Shares may also be purchased by individuals, institutions, trusts and foundations whose:

(i)	account is not held for the benefit of multiple underlying, unrelated investors, and

(ii)	initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans. To be eligible to invest in Class R5 and R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

Class R2, Class R5 and Class R6 Share accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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How to Do Business with the Funds (continued)

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the

JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Generally, short-term securities, which mature in 60 days or less, are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by a Fund was more than 60 days.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV

MARCH 1, 2015	63

How to Do Business with the Funds (continued)

after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the Fund or Funds and share class most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

Class R6 Shares of a Fund are subject to the following minimums:

(i)	Discretionary Accounts - $5,000,000 per Fund; and

(ii)	Direct Investors - $15,000,000 per Fund.

Accounts cannot be aggregated to meet the initial minimum investment.

There is no minimum investment requirement for Eligible Plans, Section 529 college savings plans and Authorized Funds.

You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2/R6)

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2/R6)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

Each Fund that offers Class R2 Shares described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.”

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for Class R2 Shares. The J.P. Morgan Funds will not enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Subject to meeting any applicable investment minimum and eligibility requirements, Class R2, Class R5 and Class R6 Shares may be exchanged for the same class of shares of another J.P. Morgan Fund, or any other class of shares of the same Fund. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

MARCH 1, 2015	65

How to Do Business with the Funds (continued)

When are exchanges processed?

In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All required documentation must accompany your exchange request in proper form, which may require contacting your Financial Intermediary. All exchanges are based upon the net asset value that is next calculated after the Fund or the Financial Intermediary receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. The redemption of your shares will be processed at the next calculated net asset value by the Fund whose shares you are redeeming, and your purchase will be processed as of the same time if the Fund into which you wish to exchange also calculates a net asset value at such time or if not, as of such Fund’s next calculated net asset value. The exchange might not be completed on the date on which the order is submitted and, in such case, the proceeds of the redemption may remain uninvested until the exchange is completed. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend, including a money market fund, will accrue a dividend on the day of the redemption. A shareholder that exchanges into shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an

ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds reserve the right to redeem all of the remaining shares in your account and close your account if your account value falls below the required minimum balance. Before this action is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

MARCH 1, 2015	67

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the Emerging Markets Equity Income Fund, the International Equity Fund and the International Equity Income Fund, generally distributes net investment income, if any, at least annually. The Emerging Markets Equity Income Fund and the International Equity Fund generally declare and distribute net investment income, if any, quarterly. The International Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distribu- tions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment and thus were included in the price you paid for your fund shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Funds redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

MARCH 1, 2015	69

Shareholder Information (continued)

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each of the following funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

No sooner than 10 days after the end of each month, each of the following funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month on the J.P. Morgan Funds’ website at www.jpmorganfunds.com:

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 represents of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•   Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2015	71

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    The Funds (except for the Emerging Markets Equity Fund, the Emerging Markets Equity Income Fund, the International Equity Fund, the International Research Enhanced Equity Fund, the International Value Fund and the Intrepid International Fund) are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, the performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•     Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•    Emerging markets can offer higher returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management and country allocation

•    During severe market downturns, each Fund (other than the International Research Enhanced Equity Fund) has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to a Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•    Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   Each Fund may use derivatives in an effort to produce increased income or gains

•    Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2015	73

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•   The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Equity Fund and the Intrepid International Fund do not engage in securities lending.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] — Global Unconstrained Equity Fund and International Unconstrained Equity Fund

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•   The Funds can gain exposure to an additional asset class in order to further diversify its assets

•   The Funds may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Funds’ adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Market conditions affecting debt securities — Emerging Markets Equity Income Fund and International Equity Income Fund

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Funds, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	• The Funds seek to limit risk and enhance performance through active management • The adviser monitor interest rate trends

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2015	75

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the life of the class. Because the JPMorgan Emerging Markets Equity Income Fund and Class R6 Shares of the International Equity Income Fund commenced operations after the fiscal year end, no financial highlights are shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class R5
Year Ended October 31, 2014	$13.71	$0.29	(d)	$(0.58)	$(0.29)	$(0.20)	$—
Year Ended October 31, 2013	12.94	0.25	(d)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(d)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(d)	(1.47)	(1.17)	(0.05)	—	(e)
Year Ended October 31, 2010	10.48	0.17	(d)	3.59	3.76	(0.31)	—
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.22	(2.12)%	$852,477	1.15%	2.19%	1.28%	79%
13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156

MARCH 1, 2015	77

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class R6
December 23, 2013 (h) through October 31, 2014	$22.47	$0.38	(f)(g)	$1.59	$1.97	$—	$—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$24.44	8.77%	$1,130,050	1.20%	1.85	%(g)	1.33%	33%

MARCH 1, 2015	79

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class R2
Year Ended October 31, 2014	$20.06	$0.18	$1.17	$1.35	$(0.13)	$(1.79)	$(1.92)
Year Ended October 31, 2013	16.69	0.20	3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (g) through October 31, 2012	15.00	0.13	1.56	1.69	—	—	—

Class R5
Year Ended October 31, 2014	20.19	0.31	1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32	3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.23	1.57	1.80	(0.01)	—	(0.01)

Class R6
Year Ended October 31, 2014	20.20	0.32	1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33	3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.24	1.57	1.81	(0.01)	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013 and October 31, 2012.
(g)	Commencement of operations.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements		Portfolio turnover rate (b)(e)

$19.49	7.55%	$74,471	1.60%		1.02%		4.56%		97%
20.06	24.45	69,221	1.60	(f)	1.12	(f)	5.60	(f)	71
16.69	11.27	55,644	1.60	(f)	0.90	(f)	7.14	(f)	49

19.65	8.34	76,008	0.90		1.72		3.86		97
20.19	25.29	70,157	0.90	(f)	1.82	(f)	4.89	(f)	71
16.79	11.99	56,003	0.90	(f)	1.60	(f)	6.45	(f)	49

19.66	8.39	76,119	0.85		1.77		3.81		97
20.20	25.33	70,224	0.85	(f)	1.87	(f)	4.85	(f)	71
16.80	12.06	56,029	0.85	(f)	1.65	(f)	6.40	(f)	49

MARCH 1, 2015	81

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class R2
Year Ended October 31, 2014	$15.87	$0.30	(f)(g)	$(0.65)	$(0.35)	$(0.33)	$—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(h)

Class R5
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(h)

Class R6
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.25, $0.39 and $0.40 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.59%, 2.40% and 2.48% for Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.19	(2.33)%	$1,405	1.56%	1.92	%(g)	1.70%	6%
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18
13.37	10.07	70	1.56	1.17		1.79	15

15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18
13.55	10.86	242,131	0.86	1.86		1.10	15

15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

MARCH 1, 2015	83

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class R2
Year Ended October 31, 2014	$16.67	$0.87	(f)(j)	$(0.39)	$0.48	$(0.61)	$(0.13)	$(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2014	16.72	0.99	(f)(j)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.62 and $0.74 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 3.74% and 4.44% for Class R2 and Class R5 Shares, respectively.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.41	2.90%	$574	1.50%		5.24	%(j)	1.92%		138%
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

16.46	3.60	587	0.80		5.94	(j)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

MARCH 1, 2015	85

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class R6
Year Ended October 31, 2014	$15.57	$0.44	(f)	$(0.70)	$(0.26)	$(0.18)	$—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.13	(1.67)%	$1,539,613	0.73%	2.82%	0.74%	55%
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

MARCH 1, 2015	87

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class R2
Year Ended October 31, 2014	$20.91	$0.40	(d)	$(0.54)	$(0.14)	$(0.36)	$(0.34)	$(0.70)	$—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)
Year Ended October 31, 2010	17.76	0.28	(d)	1.10	1.38	(0.28)	—	(0.28)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.07	(0.66)%	$2,521	0.84%	1.95%	1.33%	63%
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39

MARCH 1, 2015	89

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class R2
Year Ended October 31, 2014	$20.53	$0.12	(f)	$(0.68)	$(0.56)	$(0.11)	$(1.31)	$(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (h) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2014	20.69	0.24	(f)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2014	20.70	0.25	(f)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (h) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $0.20 and $0.22 for Class R2, Class R5 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been 0.48%, 1.18% and 1.23% for Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.55	(2.68)%	$68	1.57%		0.66	%(f)	6.05%		63%
20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

18.72	(1.99)	70	0.87		1.36	(f)	5.34		63
20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

18.73	(1.95)	70	0.82		1.41	(f)	5.29		63
20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

MARCH 1, 2015	91

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class R2
Year Ended October 31, 2014	$14.78	$0.42	(f)(g)(h)	$(1.05)	$(0.63)	$(0.22)	$—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(i)

Class R6
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010(j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.34 and $0.46 for Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been 2.39% and 3.06% for Class R2 and Class R6 Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$13.93	(4.33)%	$1,768	1.58%	2.91	%(g)(h)	1.61%	59%
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60
13.21	11.00	856	1.60	0.90		1.61	92

14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

MARCH 1, 2015	93

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class R2
Year Ended October 31, 2014	$19.61	$0.40	(d)(e)	$(0.53)	$(0.13)	$(0.17)	$—
Year Ended October 31, 2013	15.74	0.20	(d)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(d)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(d)	(1.22)	(1.05)	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(d)	1.72	1.80	(0.20)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.31	(0.66)%	$98	1.64%	2.03	%(e)	1.71%	48%
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79
16.46	12.26	68	1.75	0.53		1.99	92

MARCH 1, 2015	95

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION FOR THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class R2, Class R5 and Class R6 Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	R2	1.57%	1.93%
	R5	0.87%	1.06%
	R6	0.82%	0.93%
JPMorgan International Research Enhanced Equity Fund	R2	0.86%	1.59%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 28, 2015, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

	Class R2 Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$160	5.00%	3.43%	3.43%
February 28, 2017	203	10.25	6.61	3.07
February 28, 2018	209	15.76	9.88	3.07
February 28, 2019	215	21.55	13.25	3.07
February 29, 2020	222	27.63	16.73	3.07
February 28, 2021	229	34.01	20.31	3.07
February 28, 2022	236	40.71	24.01	3.07
February 28, 2023	243	47.75	27.81	3.07
February 29, 2024	250	55.13	31.74	3.07
February 28, 2025	258	62.89	35.78	3.07

	Class R5 Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$89	5.00%	4.13%	4.13%
February 28, 2017	113	10.25	8.23	3.94
February 28, 2018	117	15.76	12.50	3.94
February 28, 2019	122	21.55	16.93	3.94
February 29, 2020	126	27.63	21.54	3.94
February 28, 2021	131	34.01	26.33	3.94
February 28, 2022	137	40.71	31.30	3.94
February 28, 2023	142	47.75	36.48	3.94
February 29, 2024	148	55.13	41.85	3.94
February 28, 2025	153	62.89	47.44	3.94

	Class R6 Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$84	5.00%	4.18%	4.18%
February 28, 2017	99	10.25	8.42	4.07
February 28, 2018	103	15.76	12.83	4.07
February 28, 2019	107	21.55	17.43	4.07
February 29, 2020	111	27.63	22.20	4.07
February 28, 2021	116	34.01	27.18	4.07
February 28, 2022	121	40.71	32.35	4.07
February 28, 2023	126	47.75	37.74	4.07
February 29, 2024	131	55.13	43.35	4.07
February 28, 2025	136	62.89	49.18	4.07

MARCH 1, 2015	97

JPMorgan International Research Enhanced Equity Fund

	Class R2 Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2016	$88	5.00%	4.14%	4.14%
February 28, 2017	168	10.25	7.69	3.41
February 28, 2018	174	15.76	11.36	3.41
February 28, 2019	180	21.55	15.16	3.41
February 29, 2020	186	27.63	19.09	3.41
February 28, 2021	193	34.01	23.15	3.41
February 28, 2022	199	40.71	27.35	3.41
February 28, 2023	206	47.75	31.69	3.41
February 29, 2024	213	55.13	36.18	3.41
February 28, 2025	220	62.89	40.83	3.41

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except the International Research Enhanced Equity Fund is 811-21295.

Investment Company Act File No. for the International Research Enhanced Equity Fund is 811-4236.

©JPMorgan Chase & Co., 2015. All rights reserved. March 2015. PR-INTEQR2R5R6-315-2

Prospectus

J.P. Morgan International Equity Funds

Class A, Class C & Select Class Shares

March 1, 2015, as supplemented April 28, 2015

JPMorgan Asia Pacific Fund

Class/Ticker: A/JAPFX; C/JACPX; Select/JASPX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Asia Pacific Fund

Class/Ticker: A/JAPFX; C/JACPX; Select/JASPX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 19 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.90%	0.90%	0.90%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	3.38	3.46	3.36
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	3.13	3.21	3.11

Total Annual Fund Operating Expenses	4.53	5.11	4.26
Fee Waivers and Expense Reimbursements[2]	(2.98)	(3.06)	(2.96)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/16, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,567	2,467	4,756
CLASS C SHARES ($)	308	1,259	2,308	4,919
SELECT CLASS SHARES ($)	132	1,022	1,926	4,243

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,567	2,467	4,756
CLASS C SHARES ($)	208	1,259	2,308	4,919
SELECT CLASS SHARES ($)	132	1,022	1,926	4,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

MARCH 1, 2015	1

JPMorgan Asia Pacific Fund (continued)

What are the Fund’s main investment strategies?

The Fund primarily invests in the securities of companies in the Asia Pacific region.

Under normal circumstances, the Fund will invest at least 80% of its Assets in securities of foreign companies located throughout the Asia Pacific region, except Japan. “Asia Pacific region” includes, among others, Australia, China, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company “located in the Asia Pacific region” is any company: that is organized under the laws of, or has a principal office in a country in the Asia Pacific region (other than Japan); the principal securities market for which is in the Asia Pacific region (other than Japan); that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in the Asia Pacific region (other than Japan); or at least 50% of the assets of which are located in the Asia Pacific region (other than Japan). The Fund may invest a substantial part of its assets in just one country. For purposes of the policy above, the Fund may invest in securities of foreign companies by purchasing participatory or participation notes.

The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.

The securities purchased by the Fund may include, but are not limited to, common stocks, preferred stock, convertible securities, depositary receipts, real estate investment trusts, warrants and rights, trust or partnership interests, and other instruments that have similar economic characteristics to equity securities, such as participatory or participation notes.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to invest in companies the sub-adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the sub-adviser looks for securities which have prices that have been increasing and that the sub-adviser believes will continue to increase.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth and value criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. The Sub-Adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the Sub-Adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

or region will adversely impact markets or issuers in other countries or regions.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asian Pacific securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risks” and “Asia Pacific Market Risks,” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, regulatory or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Volcker Rule Risk. As of the commencement of the Fund’s operations, the adviser and/or its affiliates owned 25% or more of the Fund’s outstanding ownership interests. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after one year from the implementation of the Fund’s investment strategy (or such longer period as may be permitted by the Federal Reserve), the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise

MARCH 1, 2015	3

JPMorgan Asia Pacific Fund (continued)

be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) and the Lipper Pacific ex Japan Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indices, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	10.72%
Worst Quarter	2nd quarter, 2012	–8.15%

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund Since 11/30/11
SELECT CLASS SHARES
Return Before Taxes	2.23%	8.27%
Return After Taxes on Distributions	1.52	7.93
Return After Taxes on Distributions and Sale of Fund Shares	2.11	6.59
CLASS A SHARES
Return Before Taxes	(3.42)	6.13
CLASS C SHARES
Return Before Taxes	0.45	7.45
MSCI ALL COUNTRY ASIA PACIFIC EX-JAPAN INDEX	2.82	8.90
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)
LIPPER PACIFIC EX JAPAN FUNDS INDEX	3.52	8.22
(Reflects No Deduction for Taxes)

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

JF International Management, Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Mark Davids	2012	Managing Director
Geoff Hoare	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2015	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund primarily invests in the securities of companies in the Asia Pacific region.

Under normal circumstances, the Fund will invest at least 80% of its Assets in securities of foreign companies located throughout the Asia Pacific region, except Japan. “Asia Pacific region” includes, among others, Australia, China, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company “located in the Asia Pacific region” is any company: that is organized under the laws of, or has a principal office in a country in the Asia Pacific region (other than Japan); the principal securities market for which is in the Asia Pacific region (other than Japan); that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in the Asia Pacific region (other than Japan); or at least 50% of the assets of which are located in the Asia Pacific region (other than Japan). The Fund may invest a substantial part of its assets in just one country. For purposes of the policy above, the Fund may invest in securities of foreign companies by purchasing participatory or participation notes.

The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.

The securities purchased by the Fund may include, but are not limited to, common stocks, preferred stock, convertible securities, depositary receipts, real estate investment trusts, warrants and rights, trust or partnership interests, and other instruments that have similar economic characteristics to equity securities, such as participatory or participation notes.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to invest in companies the sub-adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the sub-adviser looks for securities which have prices that have been increasing and that the sub-adviser believes will continue to increase.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth and value criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The main investment strategies for the Fund are summarized above. The Fund will invest primarily in equity securities of U.S. or foreign issuers as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

The main investment strategies for the Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	other types of foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which the Fund may invest

•	derivatives, including participatory or participation notes and certain futures

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

Although not main strategies, the Fund may also utilize the following, which may be equity securities:

•	derivatives, including certain futures, options, swaps and forwards

•	other investment companies

•	affiliated money market funds

•	closed-end investment companies

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Fund may use futures contracts, options, swaps, participation or participatory notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Fund may use exchange-traded futures to manage cash flows.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk where appropriate through managing currency exposure. The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asian Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.

The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risks” and “Asia Pacific Market Risks,” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility.

China is dominated by the one-party rule of the Communist Party, and hence through the Communist Party, the Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese and Taiwanese

MARCH 1, 2015	7

More About the Fund (continued)

products and reduced flows of private capital to these economies.

Brokerage commissions and other fees may be higher for securities traded in Chinese and Taiwanese markets.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, forwards, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Foreign Securities and Emerging Market Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. Closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Structured Instrument Risk. The Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security,

MARCH 1, 2015	9

More About the Fund (continued)

instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Additional Risks

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Your investment will decline in value if the value of the investment decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of the Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding time period is one year from the implementation of the Fund’s investment strategy although the period may be extended an additional two years as permitted by the Federal Reserve in its discretion. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of portfolio securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in the Fund’s liquidation. Impacted banking entities are generally required to be in conformance with the Volcker Rule by July 21, 2015. The full impact of the Volcker Rule on the Fund is not fully known at this time.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

As of 6/11/14, the Fund changed its investment concentration policy. In view of this change, the Fund’s performance record prior to 6/11/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

MARCH 1, 2015	11

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund. JF International Management, Inc. (JFIMI) is the sub-adviser to the Fund. JFIMI makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/14, JPMIM was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory and sub-advisory agreements for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Mark Davids. Mr. Davids, a Managing Director and CFA charterholder, has been an employee of JPMIM or its affiliates since 1997. Working with Mr. Davids is Geoff Hoare. Mr. Hoare, an Executive Director, has been an employee of JPMIM or its affiliates since 2000.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2015	13

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

MARCH 1, 2015	15

How to Do Business with the Fund (continued)

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice, because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than the other share classes (except for the Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within the Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A lower minimum may be available under the Systematic Investment Plan. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $50 per Fund.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b)), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of.

Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information

MARCH 1, 2015	17

How to Do Business with the Fund (continued)

within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. If you have met the required minimum investment of $1,000 per Fund, you can make additional systematic investments of $50 or more per month ($25 per month if your Systematic Investment Plan was set up prior to March 1, 2015). You may also choose to make an initial investment of an amount less than the required minimum, as long as your initial investment is at least $50 and you agree to make regular monthly investments of at least $50.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. If an Eligible Investor has met the required minimum investment of $1,000 per Fund they can make additional systematic investments of $50 or more per month ($25 per month if their Systematic Investment Plan was set up prior to March 1, 2015). An Eligible Investor may also choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund, as long as their initial investment is at least $50 and they agree to make regular monthly investments of at least $50.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

MARCH 1, 2015	19

How to Do Business with the Fund (continued)

*	There is no front-end sales charge for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the J.P. Morgan Funds and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges — Prior to April 1, 2015

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the market value as of the last calculated NAV (the close of business on the business day prior to your investment) of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and/or Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Reducing Your Class A Sales Charges — After April 1, 2015

Each Fund permits you to reduce the initial sales charge you pay on Class A Shares by using Rights of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of the J.P. Morgan Funds or units in New York’s 529 Advisor-Guided College Savings Program (NY 529 Advisor-Guided Plan) in which you invest (as described below) even if such shares or units are held in accounts with different Financial Intermediaries. You can not include any investments in the JPMorgan 529 Prime Money Market Portfolio, a portfolio in the NY Advisor-Guided Plan, when calculating the reduced sales charges.

In order to obtain any breakpoint reduction in the initial sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the types of accounts described below that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. Class A, Class B and Class C Shares of the J.P. Morgan Funds or units in the NY 529 Advisor-Guided Plan held in the following may be aggregated with new investments in order to calculate the applicable initial sales charge:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Rights of Accumulation: For Class A Shares, an initial sales charge can be reduced by breakpoint discounts based on the size of a single contribution or through Rights of Accumulation (ROA). An ROA applies to Account Owners who make a series of additional contributions to any Fund(s). If the combined value of Class A, Class B or Class C of J.P Morgan Fund Shares or of units in NY 529 Advisor-Guided Plan Portfolios (NY 529 Portfolios)

held by you or an immediate family member (as described above) reaches a breakpoint discount level, your next contribution will receive the lower sales charge.

Letter of Intent: By signing a Letter of Intent, you may combine the value of Class A, Class B and Class C Shares or of units in the NY 529 Portfolios you already own with the value of Class A and/or Class C Shares or units you plan to buy over a 13-month period to calculate the initial sales charge and any breakpoint discounts. Each purchase that you make during that period will receive the sales charge and breakpoint discount that applies to the total amount you plan to buy. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference

MARCH 1, 2015	21

How to Do Business with the Fund (continued)

between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. To be eligible, shares must be held through plan level or omnibus accounts with the Fund. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.

Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

deductions) are not eligible. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

9.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

10.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	that were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of Shares:

1.	If you participate in a monthly or quarterly Systematic Withdrawal Plan as outlined in “Redeeming Fund Shares — Can I redeem on a systematic basis?” and withdraw no more than the amount permitted to be withdrawn without a CDSC.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

MARCH 1, 2015	23

How to Do Business with the Fund (continued)

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	For Class B and Class C Shares that were purchased prior to December 29, 2014, redemptions that represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

5.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

6.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?” for more information.

7.	For Class B and Class C Shares only, if the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class A or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the Fund may be exchanged for Class C Shares of another J.P. Morgan Fund.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

or Institutional Class Shares, if available, of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All required documentation must accompany your exchange request in proper form, which may require contacting your Financial Intermediary. All exchanges are based upon the net asset value that is next calculated after the Fund or the Financial Intermediary receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. The redemption of your shares will be processed at the next calculated net asset value by the Fund whose shares you are redeeming, and your purchase will be processed as of the same time if the Fund into which you wish to exchange also calculates a net asset value at such time or if not, as of such Fund’s next calculated net asset value. The exchange might not be completed on the date on which the order is submitted and, in such case, the proceeds of the redemption may remain uninvested until the exchange is completed. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend, including a money market fund, will accrue a dividend on the day of the redemption. A shareholder that exchanges into shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of the Fund for Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except there is no CDSC on Class C Shares of JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short-Intermediate Municipal Bond Fund (collectively, the “Short Bond Funds”) purchased prior to September 3, 2013.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Bond Funds purchased prior to September 3, 2013, is carried over to your new shares.

3.	If you exchange Class C Shares purchased prior to September 3, 2013 of one of the Short Bond Funds, your new Class C Shares shall be deemed to be held for the required holding period applicable to your new Class C Shares and no CDSC shall be charged.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

MARCH 1, 2015	25

How to Do Business with the Fund (continued)

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within 18 months of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

MARCH 1, 2015	27

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s investment in certain debt obligations, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Fund redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on

MARCH 1, 2015	29

Shareholder Information (continued)

the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 represents of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser and sub-adviser focus its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses	• The Fund may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2015	31

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    The Fund may use derivatives in an effort to produce increased income or gains

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

MARCH 1, 2015	33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on November 30, 2011. This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Asia Pacific Fund
Class A
Year Ended October 31, 2014	$18.54	$0.28	(f)	$0.52	$0.80	$(0.20)
Year Ended October 31, 2013	16.22	0.24		2.30	2.54	(0.22)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.09	1.22	—

Class C
Year Ended October 31, 2014	18.47	0.19	(f)	0.51	0.70	(0.10)
Year Ended October 31, 2013	16.15	0.16		2.28	2.44	(0.12)
November 30, 2011 (h) through October 31, 2012	15.00	0.05		1.10	1.15	—

Select Class
Year Ended October 31, 2014	18.61	0.36	(f)	0.49	0.85	(0.24)
Year Ended October 31, 2013	16.26	0.25		2.34	2.59	(0.24)
November 30, 2011 (h) through October 31, 2012	15.00	0.16		1.10	1.26	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(h)	Commencement of operations.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.14	4.37%	$968	1.55%		1.50%		4.50%		73%
18.54	15.79	792	1.55	(g)	1.44	(g)	6.50	(g)	89
16.22	8.13	233	1.62	(g)	1.81	(g)	13.29	(g)	215

19.07	3.83	288	2.05		1.02		5.09		73
18.47	15.20	315	2.05	(g)	0.71	(g)	7.07	(g)	89
16.15	7.67	55	2.21	(g)	0.38	(g)	11.03	(g)	215

19.22	4.64	5,622	1.30		1.91		4.28		73
18.61	16.06	4,644	1.30	(g)	1.55	(g)	6.59	(g)	89
16.26	8.40	3,177	1.46	(g)	1.13	(g)	10.30	(g)	215

MARCH 1, 2015	35

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2015. All rights reserved. March 2015. PR-APFACS-315